SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Fulton Financial Corporation
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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P.O. Box 4887
One Penn Square
Lancaster, Pennsylvania 17604

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
THURSDAY, APRIL 28, 2011 AT 10:00 A.M.

TO THE SHAREHOLDERS OF FULTON FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the Annual Meeting of the shareholders of FULTON FINANCIAL CORPORATION (“Fulton”) will be held on Thursday, April 28, 2011, at 10:00 a.m., at the Lancaster Marriott at Penn Square, 25 South Queen Street, Lancaster, Pennsylvania, for the purpose of considering and voting upon the following matters:

1.	ELECTION OF DIRECTORS. The election of fourteen (14) directors to serve for one-year terms;

2.	2011 DIRECTORS’ EQUITY PARTICIPATION PLAN. The approval of the 2011 Directors’ Equity Participation Plan.

3.	EXECUTIVE COMPENSATION PROPOSAL. A non-binding “say on pay” resolution to approve the compensation of the named executive officers;

4.	EXECUTIVE COMPENSATION FREQUENCY PROPOSAL. A non-binding “say when on pay” resolution for shareholders to recommend the frequency at which Fulton should conduct an advisory vote to approve executive compensation;

5.	RATIFICATION OF INDEPENDENT AUDITOR. The ratification of the appointment of KPMG LLP as Fulton’s Independent Auditor for the fiscal year ending December 31, 2011; and

6.	OTHER BUSINESS. Such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 1, 2011, shall be entitled to be given notice of, and to vote at, the meeting. It is requested that you promptly execute the enclosed Proxy and return it in the enclosed postpaid envelope. Alternatively, you may vote by telephone or electronically through the Internet by following the instructions on the proxy card. You are cordially invited to attend the meeting, but if you plan on attending, please RSVP that you will attend. Your Proxy is revocable and may be withdrawn at any time before it is voted at the meeting.

     A copy of the Annual Report on Form 10-K of Fulton Financial Corporation is also enclosed.

Sincerely,

George R. Barr, Jr.
Secretary

Enclosures
March 24, 2011

PROXY STATEMENT

Dated and To Be Mailed on or about: March 24, 2011

P.O. Box 4887, One Penn Square
Lancaster, Pennsylvania 17604
(717) 291-2411

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2011 AT 10:00 A.M.

GENERAL

Introduction

     Fulton Financial Corporation, a Pennsylvania business corporation and registered financial holding company (also herein referred to as “Fulton” or the “Corporation”), was organized pursuant to a plan of reorganization adopted by Fulton Bank and implemented on June 30, 1982. On that date, Fulton Bank became a wholly owned subsidiary of Fulton, and the shareholders of Fulton Bank became shareholders of Fulton. Since that time, Fulton has acquired other banks and today owns the following depository banks: FNB Bank, N.A., Fulton Bank, N.A., Lafayette Ambassador Bank, Skylands Community Bank, Swineford National Bank, The Bank and The Columbia Bank.

     In addition, Fulton has several other direct subsidiaries including: Fulton Insurance Services Group, Inc. (which operates an insurance agency selling life insurance and related insurance products), Fulton Financial Realty Company (which owns or leases certain properties on which certain branch and operational facilities are located), Fulton Reinsurance Company, Ltd. (which reinsures credit life, health and accident insurance that is directly related to extensions of credit by subsidiary banks of Fulton), Central Pennsylvania Financial Corp. (which owns, directly or indirectly, certain limited partnership interests, principally in low- to moderate-income and elderly housing projects), and FFC Management, Inc. (which holds certain investment securities and corporate-owned life insurance policies).

RSVP, Date, Time and Place of Meeting

     The annual meeting of the shareholders of Fulton (“Annual Meeting”) will be held on Thursday, April 28, 2011, at 10:00 a.m., at the Lancaster Marriott at Penn Square, 25 South Queen Street, Lancaster, Pennsylvania.

     You are cordially invited to attend the Annual Meeting, but in order for Fulton to plan and prepare for the proper number of shareholders, if you plan on attending, please RSVP and confirm that you will attend by completing and returning the enclosed postcard which is part of the Annual Meeting Invitation and Reservation Form enclosed. Light refreshments will be available starting at 9:00 a.m., and the business meeting will start promptly at 10:00 a.m. Shareholders are encouraged to arrive early. Public parking is available in downtown Lancaster. For a list of parking locations, please consult the Lancaster Parking Authority web site at www.lancasterparkingauthority.com or consult the information in the Annual Meeting Invitation and Reservation Form. Each shareholder may be asked to present valid picture identification, such as a driver’s license, and some proof of share ownership. Large bags, cameras, recording devices and other electronic devices will not be permitted at the meeting.

     This Proxy Statement relates to Fulton’s twenty-ninth Annual Meeting of the shareholders. Attendance at the Annual Meeting will be limited to shareholders of record at the close of business on March 1, 2011 (the “Record Date”), their authorized representatives and guests of Fulton.

Shareholders Entitled to Vote

     Only those shareholders of record as of the Record Date shall be entitled to receive notice of, and to vote at, the Annual Meeting.

Purpose of Meeting

     The shareholders will be asked to consider and vote upon the following matters at the meeting: (i) the election of fourteen (14) directors to serve for one-year terms; (ii) the approval of the 2011 Directors’ Equity Participation Plan (the “Equity Plan”); (iii) a non-binding resolution to approve the compensation of the named executive officers (a “Say On Pay” vote); (iv) a non-binding resolution for shareholders to recommend the frequency at which Fulton should conduct an advisory vote for shareholders to approve executive compensation (a “Say When On Pay” vote); (v) the ratification of the appointment of KPMG LLP as Fulton’s independent auditor; and (vi) such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Fulton for use at the Annual Meeting to be held at 10:00 a.m. on Thursday, April 28, 2011, and any adjournments thereof. Fulton is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by mail, telephone or by electronic communication by Fulton’s directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

     Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Fulton will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. Fulton has engaged Phoenix Advisory Partners, LLC to aid in the solicitation of proxies in order to assure a sufficient return of votes on the proposals to be presented at the meeting. The costs of such services are estimated at $7,500.00 for the proxy solicitation fee, plus reasonable research, distribution and mailing costs.

Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. A shareholder may revoke any proxy given pursuant to this solicitation by delivering written notice of revocation to the Corporate Secretary of Fulton, at any time before the proxy is voted at the Annual Meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the written instructions of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the fourteen (14) nominees identified in this Proxy Statement, FOR the approval of the Equity Plan, FOR the approval of the non-binding Say On Pay resolution to approve the compensation of the named executive officers, in favor of a ONE YEAR FREQUENCY for the non-binding Say When On Pay resolution, and FOR the ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2011. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton as permitted by Rule 14a-4(c).

     Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan and for the account of employees who participate in the Employee Stock Purchase Plan (the “ESPP”) will be voted in accordance with the instructions of each shareholder as set forth in his or her proxy. If a shareholder who participates in these plans does not return a proxy, the shares held for the shareholder’s account will not be voted.

     Shares held for the account of employees of Fulton and its subsidiaries who participate in the Fulton Financial Common Stock Fund of the Fulton Financial Corporation 401(k) Retirement Plan (the “401(k) Plan”), will be voted by Fulton Financial Advisors, a division of Fulton Bank (“Plan Trustee”) in accordance with the instructions of each participant as set forth in the separate voting instruction card sent to the participant with respect to such shares. To allow sufficient time for the Plan Trustee to vote, participants’ voting instructions must be received by April 25, 2011. Shares held in the Fulton Financial Common Stock Fund with respect to which no voting instructions are received by April 25, 2011, will be voted by the Plan Trustee FOR the election of the fourteen (14) nominees identified in this Proxy Statement, FOR the approval of the Equity Plan, FOR the approval of the non-binding Say On Pay resolution to approve the compensation of the named executive officers, in favor of a ONE YEAR FREQUENCY for the non-binding Say When On Pay resolution, and FOR the ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2011.

Effect of Not Voting Your Shares

     If you hold your shares in street name with a bank or broker it is important that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement) and for all matters other than Proposal 5. If you hold your shares in street name and you do not instruct your bank or broker how to vote your shares in the election of directors or any non-routine matters, such as Items 1, 2, 3 and 4 of this Proxy Statement, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Corporation’s independent registered public accounting firm (Item 5 of this Proxy Statement) and other matters that your bank or broker considers routine. If you are a registered shareholder of record who holds stock in certificates or book entry with Fulton’s transfer agent and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

     Accordingly, we encourage you to vote your shares before the meeting either by returning your proxy by mail, voting by telephone or voting via the Internet so that your shares will be represented and voted at the meeting if you cannot attend in person.

Voting of Shares and Principal Holders Thereof

     At the close of business on the Record Date, Fulton had 199,139,162 shares of common stock outstanding and entitled to vote. There is no other class of common stock outstanding. As of the Record Date, 2,871,574 shares of Fulton common stock were held by the Plan Trustee and Fulton Financial Advisors as sole fiduciary for customers. The shares held by the Plan Trustee and Fulton Financial Advisors as sole fiduciary for customers represent, in the aggregate, approximately 1.44 percent of the total shares outstanding and, unless directed otherwise, will be voted FOR the election of the fourteen (14) nominees identified in this Proxy Statement, FOR the approval of the Equity Plan, FOR the approval of the non-binding Say On Pay resolution to approve the compensation of the named executive officers, in favor of a ONE YEAR FREQUENCY for the non-binding Say When On Pay resolution, and FOR the ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2011.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. The judge of election will treat shares of Fulton common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the judge of election will treat shares of common stock represented by broker non-votes1 as present for purposes of determining a quorum.

     Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except for the election of directors, or in cases where the vote of a greater number of shares is required by law or under Fulton’s Articles of Incorporation or Bylaws.

     In the case of the election of directors, the fourteen (14) candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors for terms of one year. The affirmative vote of a majority of the common shares represented and voting at the Annual Meeting is required for approval of the Equity Plan, for approval of the non-binding Say On Pay resolution to approve the compensation of the named executive officers, and for ratification of Fulton’s independent auditor. With respect to the non-binding Say When On Pay resolution, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by Fulton’s shareholders.

     Abstentions and broker non-votes will be counted as shares that are present at the Annual Meeting, but will not be counted as votes cast on the election of directors, the Equity Plan, the non-binding Say On Pay resolution to approve the compensation of the named executive officers, the non-binding Say When On Pay resolution, or for the ratification of Fulton’s independent auditor. Abstentions and broker non-votes will have no effect on the director election, the Equity Plan, the non-binding Say On Pay resolution concerning executive compensation, the non-binding Say When On Pay resolution, or the ratification of Fulton’s independent auditor, since only votes cast will be counted.

     To the knowledge of Fulton, on the Record Date, no person or entity owned of record or beneficially more than five percent of the outstanding common stock of Fulton, except those listed on page 12 under “Security Ownership of Directors, Nominees, Management and Certain Beneficial Owners.”

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1 Broker non-votes are shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power to vote such shares on a particular proposal.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the fourteen (14) nominees identified in this Proxy Statement, FOR the approval of the Equity Plan, FOR the approval of the non-binding Say On Pay resolution to approve the compensation of the named executive officers, in favor of a ONE YEAR FREQUENCY for the non-binding Say When On Pay resolution, and FOR the ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2011.

Shareholder Proposals

     Shareholder proposals intended to be considered for inclusion in Fulton’s proxy statement and proxy for the 2012 Annual Meeting must be received at the principal executive offices of Fulton at One Penn Square, Lancaster, Pennsylvania no later than November 25, 2011. Any shareholder proposal not received at Fulton’s principal executive offices by February 8, 2012, which is 45 calendar days before the one year anniversary of the date Fulton released the previous year’s annual meeting proxy statement to shareholders, will be considered untimely and, if presented at the 2012 Annual Meeting, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. All shareholder proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as well as Fulton’s Bylaws.

     Generally, a shareholder may not submit more than one proposal, and the proposal, including any accompanying supporting statement, may not exceed 500 words. In order to be eligible to submit a proposal, a shareholder must have continuously held at least $2,000 in market value of Fulton common stock for at least one year before the date the proposal is submitted. Any shareholder submitting a shareholder proposal to Fulton must also provide Fulton with a written statement verifying ownership of stock and confirming the shareholder’s intention to continue to hold the stock through the date of the 2012 Annual Meeting. The shareholder, or a qualified representative, must attend the 2012 Annual Meeting in person to present the proposal. The shareholder must continue to hold the shareholder’s stock through the date of the 2012 Annual Meeting.

Contacting the Board of Directors

     Any shareholder of Fulton who desires to contact the Board of Directors may do so by writing to: Board of Directors, Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604. These written communications will be provided to the Chair of the Executive Committee of the Board of Directors who will determine further distribution based on the nature of the information in the communication. For example, communications concerning accounting, internal accounting controls or auditing matters will be shared with the Chair of the Audit Committee of the Board of Directors.

Code of Conduct

     Fulton has had a written Code of Conduct (“Code”) for nearly three decades that governs the conduct of its directors, officers and employees. Fulton provides the Code to each director, officer and employee when starting their position and they are required to annually acknowledge their review of the Code. The Code was revised in 2004 to comply with the requirements of the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards. In 2006, Fulton updated the Code to include a new process for filing anonymous complaints and to make other minor changes. Fulton updated the Code in 2008 to include a hotline number and make other minor changes. Recently, the Code was updated to add a provision regarding social media, clarify outside activities by employees and make other minor revisions. A current copy of the Code can be obtained, without cost, by writing to the Corporate Secretary at: Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604. The current Code is also posted and available on Fulton’s website at www.fult.com.

Corporate Governance Guidelines

     Fulton has adopted Corporate Governance Guidelines (“Governance Guidelines”) that include guidelines and Fulton’s policy regarding the following topics: (1) board size; (2) director qualifications; (3) service on other boards and director change in status; (4) meeting attendance and review of meeting materials; (5) director access to management and independent advisors; (6) designation of lead director; (7) executive sessions; (8) CEO evaluation and succession planning; (9) board and committee evaluations; (10) stock ownership guidelines; (11) communications by interested parties; (12) board and committee minutes; (13) codes of conduct; and (14) disclosure and update of the Governance Guidelines. A current copy of the Governance Guidelines can be obtained, without cost, by writing to the Corporate Secretary at: Fulton Financial Corporation, P.O. Box 4887, One Penn Square, Lancaster, PA 17604. The current Governance Guidelines are also posted and available on Fulton’s website at www.fult.com.

SELECTION OF DIRECTORS

General Information

     The Bylaws of Fulton provide that the Board of Directors shall consist of not less than two nor more than thirty-five persons and that the Board of Directors shall determine the number of directors. Pursuant to Fulton’s Bylaws, as amended, all nominees elected to the Board of Directors are elected for one-year terms.

     A majority of the Board of Directors may increase or decrease the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until a successor is elected and shall have qualified.

     Fulton’s Bylaws limit the age of director nominees, and no person shall be nominated for election as a director who will attain the age of seventy-two (72) years on or before the date of the Annual Meeting at which he or she is to be elected. In addition, Fulton has adopted a Voluntary Resignation Policy for Non-Management Directors that generally requires a director to tender his or her resignation when the director’s effectiveness as a member of the Board may be substantially impaired. Circumstances that trigger this provision include, but are not limited to: a director failing to attend at least 62.5% of meetings without a valid excuse; and, unless such an event is promptly cured to the satisfaction of Fulton, any extension of credit by any of Fulton’s affiliate banks for which the director or a related interest of the director is an obligor or guarantor is: a) classified by Fulton as nonaccrual, sixty or more days past due, or restructured; b) assigned a risk rating of substandard or less; or c) not in material compliance with Federal Reserve Regulation O (12 CFR 215). While the policy sets forth events which might cause a director to tender his or her resignation, it also directs Fulton’s Board of Directors to consider carefully, on a case-by-case basis, whether or not Fulton should accept such a resignation.

Procedure for Shareholder Nominations

     Section 3 of Article II of the Bylaws of Fulton requires shareholder nominations to be made in writing and delivered or mailed to the Chairman of the Board or the Corporate Secretary not less than the earlier of (a) one hundred twenty (120) days prior to any meeting of shareholders called for the election of directors or (b) the deadline for submitting shareholder proposals for inclusion in a proxy statement and form of proxy as calculated under Rule 14a-8(e) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (or any successor provision thereto). Further, the notice to the Chairman of the Board or the Corporate Secretary of a shareholder nomination shall set forth: (i) the name and address of the shareholder who intends to make the nomination and a representation that the shareholder is a holder of record of stock of Fulton entitled to vote at such meeting and intends to be present in person or by proxy at such meeting to nominate the person or persons to be nominated, (ii) the name, age, business address and residence address of each nominee proposed in such notice, (iii) the principal occupation or employment of each such nominee, (iv) the number of shares of capital stock of Fulton that are beneficially owned by each such nominee, (v) a statement of qualifications of the proposed nominee and a letter from the nominee affirming that he or she will agree to serve as a director of Fulton if elected by the shareholders, (vi) a description of all arrangements or understandings between the shareholder submitting the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, and (vii) such other information regarding each nominee proposed by the shareholder as would have been required to be included in the proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by or at the direction of the Board of Directors. The chairman of the meeting shall determine whether nominations have been made in accordance with the requirements of the Bylaws and, if the chairman determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded. Shareholder nominees are not subject to any greater or different standard of review by Fulton’s Board of Directors or its Nominating and Corporate Governance Committee.

Director Qualifications and Board Diversity

     In considering any individual nominated for board membership, including those nominated by a shareholder, Fulton considers a variety of factors, including whether the candidate is recommended by executive management, the individual’s professional and personal qualifications, including business experience, education, community and charitable activities, and the individual’s familiarity with a market or markets in which Fulton is located or is seeking to locate, or with a market that is similar to those in which Fulton is located or is seeking to locate. Fulton does not have a separate written policy on how diversity is to be considered in the director nominating process. Generally, however, Fulton takes into account diversity in business experience, community service, skills, professional background and other qualifications, as well as diversity in race, national origin and gender, in considering individual candidates. Fulton’s Governance Guidelines provide that Fulton’s Board of Directors should be sufficient in size to achieve diversity in business experience, community service and other qualifications among non-employee directors while still facilitating substantive discussions in which each director can participate meaningfully. In 2004, the Board of Directors formed the Nominating and Corporate Governance Committee of the Board, whose members are independent in accordance with the NASDAQ listing standards. The charter for the Nominating and Corporate Governance Committee is posted and available on Fulton’s website at www.fult.com. The Nominating and Corporate Governance Committee is responsible for recommending director nominees to the Board of Directors and for the Governance Guidelines. Information on the experience, qualifications, attributes or skills of Fulton’s directors and nominees is described under “Director and Nominee Biographical Information” on page 7.

ELECTION OF DIRECTORS – PROPOSAL ONE

General Information

     For the 2011 Annual Meeting, the Board of Directors has fixed the number of directors at fourteen (14). Pursuant to Fulton’s Bylaws, as amended, beginning with the 2009 Annual Meeting, nominees to the Board of Directors are elected for one-year terms. The Board of Directors has nominated the following fourteen (14) people for election to the Board of Directors for a term of one year:

2011 Director Nominees

Jeffrey G. Albertson	Joe N. Ballard	John M. Bond, Jr.
Dana A. Chryst	Craig A. Dally	Patrick J. Freer
Rufus A. Fulton, Jr.	George W. Hodges	Willem Kooyker
Donald W. Lesher, Jr.	John O. Shirk	R. Scott Smith, Jr.
Gary A. Stewart	E. Philip Wenger

     Each of the above nominees is presently a director of Fulton. Following the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors approved the nomination of the above individuals. However, in the event that any of the foregoing 2011 director nominees are unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of its director nominees will be unable to accept nomination or to serve as a director if elected.

Vote Required

     The fourteen (14) candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares that are present at the Annual Meeting, but will not be counted as votes cast in the election of directors.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the fourteen (14) nominees identified in this Proxy Statement to serve for one-year terms.

Information about Nominees, Directors and Independence Standards

     Information concerning the experience, qualifications, attributes or skills of the fourteen (14) persons nominated by Fulton for election to the Board of Directors of Fulton at the 2011 Annual Meeting is set forth below, including whether they were determined by the Board of Directors to be independent for purposes of the NASDAQ listing standards.

Fulton is a NASDAQ listed company and follows the NASDAQ listing standards for board of directors and committee independence. At its January 2011 meeting, the Board of Directors determined that eleven (11) of Fulton’s current fourteen (14) directors are independent, as defined in the applicable NASDAQ listing standards. Specifically, the Board of Directors found that Directors Ballard, Bond, Chryst, Dally, Freer, Fulton, Hodges, Kooyker, Lesher, Shirk and Stewart met the definition of independent director in the NASDAQ listing standards and that each of these directors is free of any relationships that would interfere with his or her individual exercise of independent judgment. In addition, members of the Audit Committee of the Board of Directors meet the more stringent requirements for independence under the NASDAQ listing standards, and the rules and regulations of the SEC for service on the Audit Committee. The Board of Directors considered the relationships and other arrangements, if any, of each director when director independence was reviewed, including Fulton’s relationships with the law firm with which Director Albertson is a partner and the law firm with which Director Shirk is of counsel. The other types of relationships and transactions that were reviewed and considered are more fully described in “Related Person Transactions” on page 16.

     Director and Nominee Biographical Information

     The following biographical information, experience and qualifications below represent each director’s or nominee’s background, experience, qualifications, attributes or skills that led Fulton to conclude that these persons should serve as a director of Fulton.

JEFFREY G. ALBERTSON, age 70.
- Director of Fulton since 1996 and The Bank since 1989.
- Admitted and licensed to practice law in New Jersey and the Federal District Court in 1966 and Partner of the Albertson Law Office.
- Recipient of the 2002 New Jersey Lawyer of the Year Award.
- New Jersey Bar Association Trustee from 1979 to 1985. Mr. Albertson also served on the New Jersey Bar Association Judicial and Prosecutorial Appointments Committee and Supreme Court Ethics Committee.
- General Counsel (1982 - 1990) to the Eastern Pennsylvania-Southern New Jersey Delaware Valley Regional Planning Commission, a bi-state planning transportation agency.
- Community service includes several terms on the Underwood-Memorial Foundation Board, Councilman for the Borough of Woodbury Heights (1969 to 1973), Solicitor for the Gloucester County municipalities of Franklin Township, Woodbury Heights, Mantua Township and Monroe Township.

Mr. Albertson’s broad legal experience in business transactions, particularly in lending, real estate, and state and local law, as well as his knowledge of the southern New Jersey market, adds valuable outside experience to Fulton’s Board of Directors. He has extensive knowledge of Fulton through his tenure of more than ten years on its Board of Directors.

JOE N. BALLARD (Independent Director), age 68.
- Director of Fulton since January 2011 and The Columbia Bank since 2006.
- President and CEO of The Ravens Group, Inc., a management and staffing firm headquartered in Maryland.

As a chief executive officer and a retired military officer who held various command assignments, Director Joe N. Ballard, LTG, US Army (Ret.) adds broad management, business, financial and leadership expertise to the Fulton Board. His last military assignment was the 49th Chief of Engineers and Commander for the US Army Corps of Engineers from 1996 to 2000. LTG Ballard was also recognized as the 1998 Black Engineer of the Year by the Council of Deans of Historically Black Colleges and Universities and the Career Communications Group. In addition, he has extensive knowledge of Fulton’s Maryland and Virginia markets.

JOHN M. BOND, JR. (Independent Director), age 67.
- Director of Fulton since 2006 and The Columbia Bank since 1988.
- Director of the Federal Home Loan Bank of Atlanta 2005 to present.
- Director Columbia Bancorp (NASDAQ:CBMD) from 1987 to 2006 when Columbia Bancorp merged with Fulton.
- Retired as Chief Executive Officer of The Columbia Bank in 2006. Former Chairman of the Maryland Bankers Association 2001 to 2002. Trustee Goucher College 1997 to present.
- Admitted and licensed to practice law in New York.

Mr. Bond offers Fulton’s Board of Directors years of bank executive management and financial expertise, strong knowledge of the financial services industry and knowledge of the suburban markets near Baltimore and Washington DC, as well as northern Virginia. Mr. Bond also brings a focused historical perspective to the Fulton Board with his prior corporate governance experience and having held leadership positions at an entity acquired by Fulton.

DANA A. CHRYST (Independent Director), age 51.
- Director of Fulton since 2008 and Fulton Bank since 2003.
- Chief Executive Officer and owner of The Jay Group (a marketing fulfillment company).
- Director of Lancaster General Hospital 2007 to present and Lancaster General Health 2004 to present.
- Director of Hershey Entertainment & Resorts Company 2006 to present.
- An active community member, Ms. Chryst has been the recipient of several prestigious awards including the Central Penn Business Journal’s “25 Women of Influence 2010” award, the 2009 Women’s Business Enterprise Star by the Women’s Business Enterprise Council and 2008 Volunteer of the Year by the American Heart Association.

As the Chief Executive Officer of a marketing fulfillment company, Ms. Chryst offers the Board of Directors her expertise in the areas of marketing, human resources, customer service, information technology, distribution, business processes and finance. In addition, she has extensive knowledge of Fulton’s south central and southeastern Pennsylvania markets.

CRAIG A. DALLY (Independent Director), age 54.
- Director of Fulton since 2000 and Lafayette Ambassador Bank since 1990.
- Judge, Third Judicial District of Pennsylvania, 2010 to present.
- Admitted and licensed to practice law in Pennsylvania and New Jersey.
- Former partner of Pierce & Dally, LLP (law firm).
- Served as a member of the Pennsylvania House of Representatives, District 138, from 1996 to 2010 and former Director of the Pennsylvania Higher Education Assistance Agency 2007 to 2010.
- Director of Nazareth Area YMCA, 1993 to present; Moravian Hall Square Retirement Community, 2006 to present; and Two Rivers Health and Wellness Foundation, 2003 to present.

Mr. Dally brings unique knowledge and expertise to Fulton’s Board of Directors that he gained as a founding director of Lafayette Ambassador Bank, a member of the Pennsylvania House of Representatives, a Director of the Pennsylvania Higher Education Assistance Agency, a Judge, a law firm partner and his leadership role in various philanthropic endeavors in the Lehigh Valley.

PATRICK J. FREER (Independent Director), age 61.
- Director of Fulton since 1996.
- Director of Lebanon Valley Farmers Bank, formerly known as Farmers Trust Bank, from 1980 until it was combined with Fulton Bank in 2007.
- President, Strickler Insurance Agency, Inc. (insurance broker) and a Certified Insurance Counselor.
- Board member of Lebanon County Christian Ministries 2001 to present, American Cancer Society Lebanon Unit 2007 to present and Lebanon Valley Sertoma Club 1976 to present.
- Past president of Lebanon County Christian Ministries and Lebanon Valley Sertoma Club.

Mr. Freer brings to the Fulton Board of Directors an extensive knowledge of insurance, investments, finance and risk management as well as valuable knowledge of Fulton through his tenure of more than ten years on its Board of Directors and as a bank director since 1980. Mr. Freer has long been an active member in his community helping with numerous capital campaigns and community projects.

RUFUS A. FULTON, JR. (Independent Director), age 70.
- Director of Fulton since 1984.
- Retired Chairman of the Board and Chief Executive Officer of Fulton.
- Director of The Aerospace Corp. 2006 to present (research and development for the aerospace industry), Burnham Holdings, Inc. 2000 to present (manufacturer of boilers, furnaces, radiators and air conditioning systems), High Real Estate Group 2007 to present (real estate), Lebanon Seaboard Corporation 2008 to present (chemicals and fertilizers) and Highmark, Inc. 2005 to present (health insurance).
- Former Director Federal Reserve Bank of Philadelphia 1999 to 2001 and Federal Advisory Council to the Federal Reserve Board, Washington, DC from 2002 to 2005.
- Director of The Boys’ and Girls’ Club of Lancaster 1973 to present, Franklin & Marshall College Leadership Council 1994 to present and Lancaster Police Foundation 2006 to present.

Mr. Fulton brings to all Board of Director and Committee discussions and deliberations broad knowledge of the financial services industry, as well as specific knowledge of Fulton through his long tenure of more than twenty five years on the Board of Directors, his service as the former Chairman and CEO of Fulton from 1999 until 2005 and other management positions with Fulton. In addition, Mr. Fulton has prior and current board service on a number of corporate boards and several community organizations.

GEORGE W. HODGES (Independent Director), age 60.
- Director of Fulton since 2001.
- Former Director of Drovers & Mechanics Bank until it was merged into Fulton Bank in 2001.
- Director York Water Company 2000 to present (NASDAQ:YORW).
- Director of The Wolf Organization, Inc. from 2008 to present (regional distributor of kitchen and bath products and specialty building products), Director of Burnham Holdings, Inc. (manufacturer of boilers, furnaces, radiators and air conditioning systems), and has served on the boards of various for profit, non-profit and community organizations.
- Director Topflight Corp from 2008 to present, Adhesive Research from 2010 to present and Conductive Technology from 2010 to present. (three related private industrial companies that manufacture labels, shrink, conductive printing, and converted parts.)
- Mr. Hodges, now retired, served as non-executive Chairman of the Board of The Wolf Organization from 2008 to 2009. Prior to being Chairman, Mr. Hodges was a member of the Office of the President of The Wolf Organization from 1986 to 2008.

Mr. Hodges brings considerable financial expertise and business knowledge to the Fulton Board of Directors, both through his business experience and his service on other boards. His extensive business experience, financial expertise, and background are also invaluable for Fulton’s Audit Committee where he serves as Chairman and as a Financial Expert, as defined by SEC regulations.

WILLEM KOOYKER (Independent Director), age 68.
- Director of Fulton since 2005.
- Director of Somerset Valley Bank until it was combined with Skylands Community Bank in 2007.
- Chairman and Chief Executive Officer, Blenheim Capital Management, LLC (investment management company).
- Former Board Member and Co-Founder of Derivatives Portfolio Management 1993 to 2005.
- Board Member of National Mentoring Partnership 1993 to present and in 2009 was named Chairman. Mr. Kooyker has served as director and trustee for a variety of industry and philanthropic organizations. He is a member of the advisory board of The Oliver Scholars Program (New York, NY), which mentors African-American and Latino children and their families. He also is a council member of the Woodrow Wilson International Center for Scholars, which engages in the study of national and world affairs.

Mr. Kooyker has significant business, finance, trading and investment experience that enables him to serve on Fulton’s Audit Committee as a Financial Expert, as defined by SEC regulations. He also brings experience with a focus on currencies, stocks, financials and the commodity markets to the Fulton Board of Directors.

DONALD W. LESHER, JR. (Independent Director), age 66.
- Director of Fulton since 1998.
- Director of Lebanon Valley National Bank from 1978 until it was merged into Lebanon Valley Farmers Bank in 1998, then a Director of Lebanon Valley Farmers Bank until it was combined with Fulton Bank in 2007.
- Retired President, Lesher Mack Sales and Service (truck dealership).
- During his career Mr. Lesher has supported and served as a board member of various non-profit and community organizations. His prior service included being a director of the YMCA Lebanon Valley, Community Chest – United Way of Lebanon County, Lebanon Lancaster Boy Scout Board, Good Samaritan Hospital and Lebanon County Christian Ministries.

Mr. Lesher provides Fulton with valuable perspectives in finance, industrial real estate and business operations as a retired private business owner and operator in the truck sales and transportation fields. He has extensive knowledge of Fulton’s Lebanon, Pennsylvania markets and also adds valuable knowledge of Fulton through his tenure of more than ten years on its Board of Directors.

JOHN O. SHIRK (Independent Director), age 67.
- Director of Fulton since 1983 and Fulton Bank since 1983.
- Of Counsel 2007 to present and Managing Partner from 1983 to 1993, Barley Snyder LLC (law firm).
- Director of Eastern Insurance Holdings, Inc. (NASDAQ: EIHI) 1987 to present and has been or continues to be a director of various service, manufacturing, construction and non-profit organizations.

As a practicing attorney and a former partner of a multi-disciplinary law firm, Mr. Shirk has extensive experience in mergers and acquisitions, corporate finance, advanced corporate planning, structuring corporations, partnerships, limited liability companies and other business entities, real estate development and finance, business and construction contracts and contract disputes. He has also served as general counsel for Franklin & Marshall College for many years, has extensive experience on other boards and has valuable knowledge of Fulton through his tenure of more than twenty five years on its Board of Directors.

R. SCOTT SMITH, JR., age 64.
- Director of Fulton since 2001.
- Chairman of the Board and Chief Executive Officer, Fulton Financial Corporation.
- Director of Fulton Bank from 1993 to 2002.
- Director of The Federal Reserve Bank of Philadelphia 2010 to present.
- Member of the Federal Advisory Council to the Federal Reserve Board, Washington, DC from 2008 to 2010.
- Director of the American Bankers Association 2006 to 2009.
- Employed by Fulton since 1978 and worked in financial services since 1969.

Mr. Smith’s various management roles during his over thirty years of service with Fulton give him a broad understanding of the financial services industry, Fulton’s operations, corporate governance matters and the leadership experience qualifying him to serve on the Fulton Board of Directors.

GARY A. STEWART (Independent Director), age 63.
- Director of Fulton since 2001.
- Partner, Stewart Associates (real estate developer), Director of Stewart Companies (manufacturing holding company), President of Aspen Equity Group LLC (real estate) and has served on the boards of various for profit, non-profit and community organizations.
- Former Director of York Bank & Trust Company from 1981 to 1998.
- Former Director of Drovers & Mechanics Bank until it was merged into Fulton Bank in 2001.

Mr. Stewart has relevant business experience and bank board service qualifying him for service as a member of the Board of Directors that includes insight and extensive experience in real estate acquisition, development, finance and management.

E. PHILIP WENGER, age 53.
- Director of Fulton since March 2009.
- President and Chief Operating Officer of Fulton Financial Corporation.
- Director of Fulton Bank from 2003 to 2009.
- Employed by Fulton in a number of positions since 1979, including a variety of management positions.

Mr. Wenger possesses an extensive knowledge of the many aspects of banking operations through more than thirty years of experience in the financial services industry. He has gained valuable insight through his experience in different banking areas, including retail banking, commercial banking, bank operations and systems. Prior to his appointment as Fulton’s President and Chief Operating Officer, he was the Chairman and Chief Executive Officer of Fulton Bank.

Security Ownership of Directors, Nominees, Management and Certain Beneficial Owners

     The following table sets forth the number of shares of common stock beneficially owned as of the Record Date by each director, nominee for director and the named executive officers, Messrs. Smith, Wenger, Nugent, Shreiner and Hill (the “Named Executive Officers,” “Executives” or “Senior Management” and individually the “Executive”). Except as to the Beneficial Owners and other Principal Holders listed below, to the knowledge of Fulton, no person or entity owned of record or beneficially on the Record Date more than five percent of the outstanding common stock of Fulton. Unless otherwise indicated in a footnote, shares shown as beneficially owned by each nominee, director or the Executives are held individually by the person. The directors, nominees and the Executives of Fulton, as a group, owned of record and beneficially 5,023,6411 shares of Fulton common stock, representing 2.50 percent of such shares then outstanding. Shares representing less than one percent of the outstanding shares are shown with a “*” below.

		Number of
		Common Shares
Name of		Beneficially		Percent of
Beneficial Owner	Title	Owned1 2 3		Class
Jeffrey G. Albertson	Director and Nominee	238,341	4	*
John M. Bond, Jr.	Director and Nominee	533,007	5	*
Joe N. Ballard	Director and Nominee	5,319	6	*
Donald M. Bowman, Jr.	Director	1,063,795	7	*
Dana A. Chryst	Director and Nominee	5,717		*
Craig A. Dally	Director and Nominee	173,611	8	*
Patrick J. Freer	Director and Nominee	86,278	9	*
Rufus A. Fulton, Jr.	Director and Nominee	269,002	10	*
Craig H. Hill	Senior Executive Vice President	220,553	11	*
George W. Hodges	Director and Nominee	25,055		*
Willem Kooyker	Director and Nominee	194,911	12	*
Donald W. Lesher, Jr.	Director and Nominee	148,634	13	*
Charles J. Nugent	Senior Executive Vice President and Chief	477,911	14	*
	Financial Officer
John O. Shirk	Director and Nominee	56,810	15	*
James E. Shreiner	Senior Executive Vice President	344,557	16	*
R. Scott Smith, Jr.	Director, Nominee, Chairman of the Board and	606,440	17	*
	Chief Executive Officer
Gary A. Stewart	Director and Nominee	245,749	18	*
E. Philip Wenger	Director, Nominee, President and Chief Operating	327,951	19	*
	Officer

Total Ownership	Directors, Nominees and Executives as a Group (18	5,023,641		2.50%
	Persons)
Other Principal Holders

BlackRock, Inc.	N/A	10,114,084	20	5.08%
40 East 52nd Street
New York, NY 10022

Footnotes
____________________

1 Includes 1,229,238 shares issuable upon the exercise of vested stock options and 197,272 shares of unvested restricted stock, which have been treated as outstanding shares for purposes of calculating the percentage of outstanding shares owned by directors and Executives as a group.

2 As of the Record Date, none of the listed individuals had pledged Fulton stock except for Mr. Bowman, who has pledged 537,252 shares in connection with lines of credit at other financial institutions and Mr. Stewart, who has pledged 134,755 shares in connection with a collateral account with his broker related to a line of credit with the same broker.

3 Fulton has established a stock ownership guideline for Fulton directors and certain officers. Targeted ownership for directors is $50,000 in fair market value of Fulton common stock. For executive officers, the targeted stock ownership differs by position. The Chief Executive Officer must acquire shares with a fair market value of 2 times his base salary, the President and the Chief Financial Officer must acquire shares with a fair market value of 1.5 times their respective base salary, and certain other officers must acquire shares with a fair market value of 1 times their base salary. Achievement of these stock ownership guidelines is reviewed and determined annually based on the closing price of Fulton stock on December 31. As of December 31, 2010, all Fulton’s Executives and directors had satisfied the stock ownership guidelines. Director Ballard, who joined the Board of Directors on January 18, 2011, has until January 2014 to meet the ownership requirement. However, Director Ballard did purchase 4,825 shares on January 25, 2011 and as of the Record Date his ownership in Fulton stock was valued at $56,169.

4 Mr. Albertson’s ownership includes 19,317 shares held in an IRA and 126,505 shares held jointly with his spouse. Also includes 11,555 shares held solely by his spouse and 940 shares in his spouse’s IRA.

5 Mr. Bond’s ownership includes 134,142 shares which may be acquired pursuant to the exercise of vested stock options and 136,723 shares held solely by his spouse.

6 Mr. Ballard’s ownership includes 4,825 shares held jointly with spouse.

7 Mr. Bowman will be retiring pursuant to the Fulton director retirement requirements as of the Annual Meeting effective April 28, 2011 and will not stand for election. Mr. Bowman’s ownership includes 9,589 shares held in an IRA, 168,608 shares held jointly with his spouse, 36,199 shares held solely by his spouse, 9,590 shares in his spouse’s IRA and 290,784 shares held by Bowman Sales & Equipment, Inc.

8 Mr. Dally’s ownership includes 11,345 shares held in an IRA, 2,065 shares held jointly with his spouse 10,313 shares held as custodian for his daughter and 10,193 shares held by his daughter.

9 Mr. Freer’s ownership includes 85,983 shares held jointly with his spouse and 295 shares held solely by his spouse.

10 Mr. Fulton’s ownership includes 8,232 shares held solely by his spouse. Mr. Fulton disclaims any beneficial ownership in the 8,232 shares held by his spouse. Also includes 65,806 shares held in Fulton’s 401(k) Plan.

11 Mr. Hill’s ownership includes 3,337 shares held jointly with his spouse. Also includes 61,429 shares held in Fulton’s 401(k) Plan, 26,008 shares of unvested restricted stock and 129,798 shares which may be acquired pursuant to the exercise of vested stock options.

12 Mr. Kooyker’s ownership includes 194,911 shares held jointly with his spouse.

13 Mr. Lesher’s ownership includes 10,722 shares held in an IRA, 45,099 shares held jointly with his spouse and 5,426 shares held solely by his spouse.

14 Mr. Nugent’s ownership includes 54,728 shares held solely by his spouse. Also includes 29,578 shares held in Fulton’s 401(k) Plan, 39,777 shares of unvested restricted stock, 11,394 shares held in an IRA and 314,271 shares which may be acquired pursuant to the exercise of vested stock options.

15 Mr. Shirk’s ownership includes 17,131 shares held solely by his spouse and 3,000 shares held by Tipararee, LLC.

16 Mr. Shreiner’s ownership includes 105,840 shares held jointly with his spouse, 31,156 shares of unvested restricted stock and 207,561 shares which may be acquired pursuant to the exercise of vested stock options.

17 Mr. Smith’s ownership includes 63,212 shares of unvested restricted stock, 21,629 shares held in Fulton’s 401(k) Plan and 374,025 shares which may be acquired pursuant to the exercise of vested stock options.

18 Mr. Stewart’s ownership includes 89,635 shares held in a grantor retained annuity trust and 89,283 shares held by the Stewart Foundation. Mr. Stewart disclaims beneficial ownership of any of these shares beyond his pro rata interest in the Stewart Foundation.

19 Mr. Wenger’s ownership includes 37,287 shares held jointly with his spouse, 37,119 shares of unvested restricted stock, 46,936 shares held in Fulton’s 401(k) Plan and 203,583 shares which may be acquired pursuant to the exercise of vested stock options. Also includes 2,542 shares held in Fulton’s 401(k) Plan for his spouse and 484 shares held as custodian for his children.

20 This information is based solely on a Schedule 13G filed with the SEC on February 4, 2011 by BlackRock, Inc., which reported sole voting power and sole dispositive power as to 10,114,084 shares as of December 31, 2010.

INFORMATION CONCERNING DIRECTORS

Meetings and Committees of the Board of Directors

     The Board of Directors of Fulton has a standing Audit Committee, Executive Committee, Human Resources Committee, Nominating and Corporate Governance Committee and Risk Management Committee. The following table represents the membership on each Fulton committee as of the date of this proxy statement:

	Audit	Executive	Human	Nominating and	Risk
			Resources	Corporate	Management
Governance
Jeffrey G. Albertson					Member
Joe N. Ballard*			Member	Member
John M. Bond, Jr.*					Member
Donald M. Bowman, Jr.*		Member			Member
Dana A. Chryst*					Member
Craig A. Dally*			Vice Chair	Chair
Patrick J. Freer*	Member	Member	Chair
Rufus A. Fulton, Jr.*					Chair
George W. Hodges **	Chair	Chair	Member
Willem Kooyker **	Member	Member			Vice Chair
Donald W. Lesher, Jr.*	Vice Chair		Member
John O. Shirk*		Vice Chair			Member
R. Scott Smith, Jr.		Member			***
Gary A. Stewart*				Vice Chair	Member
E. Philip Wenger		Member			***

* Independent Director	** Independent Director and Audit Committee Financial Expert	*** Ex-officio member per bylaws

Human Resources Committee Interlocks and Insider Participation

     In March 2004, the Executive Compensation Committee was formed. In September 2009, Fulton merged the Executive Compensation Committee and its Human Resources Committee, and the new committee is called the Human Resources Committee (the “HR Committee”) and its membership consists only of independent directors. More information regarding the HR Committee can be found in the “Compensation Discussion and Analysis” on page 23. There are no interlocking relationships, as defined in regulations of the SEC, involving members of the HR Committee. Certain directors may have indirect relationships described in “Related Person Transactions” on page 16. The HR Committee is responsible for, among other things, recommending the compensation and equity awards for Senior Management to the Board of Directors, administration of Fulton’s ESPP, Fulton’s 401(k) Plan and 401(k) plans for affiliate banks, approving employment agreements for non-executive officers of Fulton and fulfilling other broad-based human resources duties. The HR Committee met a total of ten (10) times in 2010. The HR Committee is governed by a formal charter, which was last amended in October 2009, and which is available on Fulton’s website at www.fult.com.

Other Board Committees

     All members of the Audit Committee meet the experience and independence requirements of the NASDAQ listing standards, and the rules and regulations of the SEC. Directors Hodges and Kooyker were determined to qualify, and agreed to serve, as the Audit Committee’s “financial experts” as defined by the SEC regulations. The Audit Committee met twelve (12) times during the prior year. The Audit Committee is governed by a formal charter, which was last amended in December 2009, and which is available on Fulton’s website at www.fult.com. The Audit Committee’s pre-approval policy and procedure for audit and non-audit services is set forth in its charter. The functions of the Audit Committee include, among other things: sole authority to appoint or replace the independent auditor; direct responsibility for the compensation and oversight of the work of the independent auditor; oversight of the overall relationship with the independent auditor; meeting with the independent auditor to review the scope of audit services; reviewing and discussing with management and the independent auditor annual and quarterly financial statements and related disclosures; overseeing the internal audit function, including hiring and replacing the chief audit executive; reviewing periodic reports from the loan review function; reviewing and approving related person transactions; establishing procedures and handling complaints concerning accounting, internal accounting controls, or auditing matters and certain risk management matters as outlined in the Audit Committee Charter.

     All the members of the Nominating and Corporate Governance Committee meet the independence requirements of the NASDAQ listing standards, as amended. The Nominating and Corporate Governance Committee met eight (8) times during the prior year. The Nominating and Corporate Governance Committee is responsible for, among other things, recommending to the Board of Directors the nominees for election to the Board of Directors and to assist the Board of Directors with corporate governance matters including, but not limited to, the review and approval of all additions, deletions or changes to Fulton’s Code of Conduct, Corporate Governance Guidelines and the responsibility for guidelines and procedures to be used by directors in completing board evaluations used in monitoring and evaluating the performance of the Board of Directors and committees. The Nominating and Corporate Governance Committee also has the primary responsibility for determining annually the compliance of Fulton’s directors and Executives with the Corporation’s stock ownership guidelines. The Nominating and Corporate Governance Committee operates pursuant to its charter, which was last amended in June 2010 and is available on Fulton’s website at www.fult.com.

     The Executive Committee met five (5) times during the prior year. Except for the powers expressly excluded in Section 5 of Article III of the Bylaws, the Executive Committee exercises the powers of the Board of Directors between board meetings.

     In September 2009, Fulton created a Risk Management Committee that met eight (8) times during 2010. The Risk Management Committee is responsible for providing oversight of the risk management function of the Corporation, including its policies, procedures and practices relating to management of credit risk, market risk, liquidity risk, operational risk, compliance risk and fiduciary risk.

     There were nine (9) regular and special meetings of the Board of Directors of Fulton and forty-three (43) meetings of the standing committees of the Board of Directors of Fulton during 2010. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of the board committees on which he or she served in 2010.

Board’s Role in Risk Oversight

     Prior to the formation of Fulton’s Risk Management Committee described above, Fulton’s Board and Audit Committee received periodic reports on different risk related topics from Mr. Shreiner, who serves as Fulton’s chief risk officer, and other members of management in an effort to manage Fulton’s risks. These risks generally included credit risk, market risk, liquidity risk, operational risk, compliance risk and fiduciary risk. Although Fulton’s Risk Management Committee is primarily responsible for overseeing the management of Fulton’s risks today, the Board continues to regularly review information regarding Fulton’s credit, liquidity, reputation and operations, as well as the risks associated with each. In addition, the HR Committee is responsible for overseeing the management of risks relating to all of Fulton’s compensation plans. The Audit Committee oversees management of financial risks and the Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors, potential conflicts of interest and governance matters. While each of Fulton’s committees are responsible for evaluating certain risks, Fulton’s Risk Management Committee is primarily responsible for overseeing the management of such risks for Fulton and the entire Board of Directors is regularly informed through committee reports and review of committee meeting minutes about such risks.

Lead Director and Fulton’s Leadership Structure

     Director Hodges currently serves as Fulton’s Lead Director and is the independent chair of the Executive Committee. The Board has made a determination that this structure with a Lead Director and a combined Chairman/CEO is appropriate for Fulton. Pursuant to the Governance Guidelines, the Board shall designate by resolution for a term of at least a year and publicly disclose in the Fulton proxy statement, the independent non-management director who will lead the non-employee directors’ executive sessions and presides at all meetings of the Board at which the Chairman is not present. The Governance Guidelines also require that the Lead Director shall as appropriate: serve as a liaison between the Chairman and the independent directors; approve information sent to the Board; approve meeting schedules to assure that there is sufficient time for discussion of all agenda items; and have the authority to call meetings of the independent directors.

     The leadership structure of Fulton combines the positions of Chairman and Chief Executive Officer. Fulton’s Board believes that the Lead Director acts as a counterbalancing feature to the combined Chairman and Chief Executive Officer position similar to many public companies. This structure also permits the Chief Executive Officer to manage the Corporation’s daily operations and provides a single voice for the Corporation when needed. Fulton believes that separation of these roles is not necessary because Fulton has a substantial majority (approximately 80%) of NASDAQ independent directors who provide appropriate oversight at Board meetings and executive sessions. In addition, Fulton’s HR Committee, Nominating and Corporate Governance Committee and Audit Committee are comprised solely of independent directors.

Executive Sessions

     The independent directors of the Fulton Board of Directors met three (3) times in executive session in 2010. The Chair of the Executive Committee, George W. Hodges, who also served as the Lead Director, conducted these executive sessions of the independent directors of the board.

Legal Proceedings

     There are no material legal proceedings to which any director, officer, nominee, affiliate or principal shareholder, or any associate thereof, is a party adverse to Fulton or has a material interest adverse to Fulton.

Annual Meeting Attendance

     Fulton’s Governance Guidelines provide that attendance by directors in person is expected at the Annual Meeting unless excused. Fulton held its 2010 Annual Meeting, which began at 10:00 a.m. on April 29, 2010, and all but three directors, who were each excused, attended the 2010 Annual Meeting.

Related Person Transactions

     Financial Products and Services Some of the directors and executive officers of Fulton and the companies with which they are associated were customers of, and/or had banking transactions with, Fulton’s subsidiaries during 2010. These transactions included deposit accounts, trust relationships and loans in the ordinary course of business with different Fulton subsidiaries. All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and did not involve more than a normal risk of collectability or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future. By using Fulton’s products and services, directors and officers have the opportunity to become familiar with the wide array of products and services offered by Fulton’s subsidiaries to customers.

     Other Transactions Applicable SEC regulations require Fulton to disclose transactions with certain related persons where the amount involved exceeds $120,000. However, a person who has a position or relationship with a firm, corporation, or other entity that engages in a transaction with Fulton is not deemed to have a material interest in a transaction where the interest arises only from such person’s position as a director of the other entity and/or arises only from the ownership by such person in the other entity if that ownership is under ten percent, excluding partnerships. Amounts paid to entities in which a related person does not have a material interest or were obtained by a low bid pursuant to a formal request for proposal to provide services are not required to be disclosed.

     Some of the directors of Fulton are associated with law firms which provided legal services to Fulton or its subsidiaries in 2010 and in prior years. It is expected that these firms will continue to provide services to Fulton or its subsidiaries in the future. In particular, The Albertson Law Office, West Deptford, New Jersey, has provided legal services to subsidiaries of Fulton for several years. Director Albertson is a partner with more than a ten percent interest in the law firm. In 2010, Fulton paid the Albertson Law Office a total of $279,798 in legal fees related to loan transactions and other matters plus $30,480 in expense reimbursements related to such services.

     Director Chryst is the CEO and principal owner of The Jay Group, a marketing fulfillment company, and during 2010 The Jay Group sold marketing materials to a third party vendor at cost plus a procurement fee of approximately $19,000 for the materials. The third party vendor then resold these materials to Fulton as part of a marketing promotion for Fulton’s affiliate banks in 2010 and the third party vendor paid a total of $285,855 to The Jay Group for all the materials they provided. Fulton does not anticipate any similar direct or indirect transactions between its affiliate banks and The Jay Group in future years.

     In 2010, bank subsidiaries of Fulton paid annual rent of $92,740 and related expenses of $14,274 for a branch office to The Bowman Group, LLP, and annual rent of $139,642 and related expenses of $1,462 for a branch office to Bowman 2000 LLC. Director Donald M. Bowman, Jr. is a limited partner in The Bowman Group, LLP and is the manager of Bowman 2000 LLC.

     Fulton considered the above related person transactions with Directors Albertson, Chryst and Bowman and other related person transactions of other Directors that do not require specific disclosure, when it made the determinations that eleven of Fulton’s fourteen nominees are independent in accordance with the NASDAQ listing standards. See “Information about Nominees, Directors and Independence Standards” on page 7 for more information.

     Family Relationships There are no family relationships among any of the directors and Senior Management of Fulton. However, family relationships do exist among Senior Management and some of the approximately 3,530 full-time employees of Fulton and its subsidiaries. These employees participate in compensation, benefit and incentive plans on the same basis as other similarly situated employees. SEC regulations require disclosure of any transaction with a related person where the amount involved exceeds $120,000. In fiscal year 2010, the only immediate family member of Senior Management who was compensated in excess of that amount was Mr. Craig A. Roda, the brother-in-law of Mr. Wenger. In 2010, Mr. Roda received annual compensation consisting of base salary and other compensation totaling $377,300, plus other benefits received on the same basis as other similarly situated employees. Effective February 1, 2009, Mr. Roda became Chairman and Chief Executive Officer of Fulton Bank and Senior Executive Vice President of Community Banking for Fulton. In January 2006, Mr. Roda became President and Chief Operating Officer of Fulton Bank, and in October 2006 he became the President and Chief Executive Officer of Fulton Bank. He has been employed by Fulton in various positions since 1979.

     Related Person Transaction Policy and Procedures Fulton does not have a separate policy specific to related person transactions. Under Fulton’s Code of Conduct (“Code”), however, employees and directors are expected to recognize and avoid those situations where personal or financial interests or relationships might influence, or appear to influence, the judgment of the employee or director on matters affecting Fulton. The Code also requires thoughtful attention to the problem of conflicts and the exercise of the highest degree of good judgment. Under the Code, directors must provide reasonable notice to Senior Management of all new or changed business activities, related person relationships and board directorships.

     In addition, Fulton and its affiliate banks are subject to Federal Reserve Regulation O, which governs loans by federally regulated banks to certain insiders, including an executive officer, director or 10% controlling shareholder of the applicable bank or bank holding company, or an entity controlled by such executive officer, director or controlling shareholder (an “Insider”). Each Fulton affiliate bank follows a Regulation O policy that prohibits the affiliate bank from making loans to an Insider unless the loan (i) is made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender; and (ii) does not involve more than the normal risk of repayment or present other unfavorable features. Fulton and its affiliate banks are examined periodically by different bank regulators for compliance with Regulation O. Internal controls exist within Fulton and its affiliate banks to ensure that compliance with Regulation O is maintained on an ongoing basis.

     In accordance with Fulton’s Audit Committee Charter and NASDAQ listing standards, the Audit Committee is charged with the responsibility to review the terms of and approve related person transactions. This responsibility includes reviewing an annual report regarding the related person transactions with each director and Executive during the prior year, if any. At a meeting in February 2011, the Audit Committee reviewed all existing related person transactions involving Fulton’s directors and Executives. The Audit Committee concluded that the loans and other banking services to the directors and Executives of Fulton and their related interests were provided in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with others. The Audit Committee also conducted a review of all other related person transactions for any potential conflict of interest situations with the directors of Fulton and the Executives, and concluded that there were no conflicts present, and ratified and approved all the transactions reviewed.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Fulton’s Executives, the principal accounting officer, directors, and any persons owning 10% or more of Fulton’s common stock, to file in their personal capacities initial statements of beneficial ownership on Form 3, statements of changes in beneficial ownership on Form 4 and annual statements of beneficial ownership with the SEC on Form 5. Persons filing such beneficial ownership statements are required by SEC regulation to furnish Fulton with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that “late filings” of such statements be disclosed in our proxy statement. Based solely on Fulton’s review of Forms 3 and 4 and amendments thereto furnished to Fulton during the 2010 fiscal year, including Forms 5 and amendments thereto furnished to Fulton, and on written representations from Fulton’s directors, Executives and other officers that no Form 4 or Form 5 for any “late filing” was required to be filed by such persons, Fulton believes that all such statements were timely filed in 2010, except for a transaction filed on a Form 4 by Director Kooyker on December 22, 2010. On December 31, 2008, a trust terminated by its terms and 53,895 shares were transferred to an adult child that did not reside with Director Kooyker. This transaction was not reported due to an administrative error by Fulton.

Board and Committee Evaluations

     Pursuant to its charter, the Nominating and Corporate Governance Committee is responsible to review and recommend to the Board guidelines and procedures to be used by directors in monitoring and evaluating the performance of the Board of Directors and committees. The Board of Directors and certain committees conduct an annual self-evaluation of its performance. In an effort to improve board, committee and individual director performance, all of the members of the Board of Directors and members of certain committees were asked to complete a board and committee evaluation questionnaires in the fourth quarter of 2010. The results were compiled at the direction of the Corporate Secretary and presented to the Nominating and Corporate Governance Committee in December 2010. The Nominating and Corporate Governance Committee reported the results to the Board of Directors at its December 2010 regular meeting.

Compensation of Directors

     Each member of the Board of Directors of Fulton is paid a retainer fee and meeting fees for his or her services as a director, except that no fee is paid to any director who is also a salaried officer of Fulton. Thus, Messrs. Smith and Wenger did not receive any director fees in 2010 for serving as a member of the Board of Directors. Non-employee directors receive a quarterly retainer of $8,750. Non-employee directors are also paid a fee of $2,000 for each Board of Directors meeting attended and $1,000 for each committee meeting attended on a non-board meeting day, except where the committee meeting is held the day before a Board meeting attended by the director. Directors are paid $2,000 for any special Board of Directors meeting attended. The chairperson of the Audit Committee is paid a quarterly fee of $2,500, and the chairpersons of the Executive Committee and the HR Committee are paid a quarterly fee of $625. Directors are also paid $1,000 for attendance at Fulton sponsored educational seminars, but these seminars are not included for purposes of calculating director attendance rates since they are a voluntary activity. Fulton also reimburses directors for certain expenses incurred in the performance of their service as directors of Fulton and provides directors with a $50,000 term life insurance policy while they are directors. Certain directors have elected to participate in the Fulton Deferred Compensation Plan, under which a director may elect not to receive the normal director’s fees when earned, but instead, to receive them, together with interest, in a lump sum or in installments over a period of up to twenty (20) years following retirement. The only current non-management Fulton directors who have previously established accounts to defer fees or had balances from prior years are Directors Albertson, Bond and Chryst. Certain Fulton directors also serve on the boards of various Fulton subsidiary banks, and these directors are compensated with a retainer, meeting fees or both for their service on each of the individual boards.

DIRECTOR COMPENSATION TABLE

Name1	Fees Earned	Stock	Option		Non-Equity	Change in	All Other		Total
	or Paid in	Awards2	Awards		Incentive	Pension	Compensation3 4
	Cash				Plan	Value and
					Compensation	Nonqualified
						Deferred
						Compensation
						Earnings
	($)	($)	($)		($)	($)	($)		($)
Jeffrey G. Albertson	53,000	0	0		0	0	10,000	5	63,000
Joe N. Ballard	0	0	0		0	0	10,000	6	10,000
John M. Bond	53,000	0	0	7	0	0	10,000	8	63,000
Donald M. Bowman, Jr.	55,000	0	0		0	0	10,000	9	65,000
Dana A. Chryst	53,000	0	0		0	0	12,000	10	65,000
Craig A. Dally	55,000	0	0		0	0	10,000	11	65,000
Patrick J. Freer	62,500	0	0		0	0	0		62,500
Rufus A. Fulton Jr.	53,000	0	0		0	0	14,093	12	67,093
George W. Hodges	74,750	0	0		0	0	0		74,750
Willem Kooyker	56,000	0	0		0	0	0		56,000
Donald W. Lesher Jr.	57,750	0	0		0	0	0		57,750
John O. Shirk	55,000	0	0		0	0	12,000	13	67,000
Gary A. Stewart	52,000	0	0		0	0	0		52,000
____________________

1 Directors listed represent all the non-management directors of Fulton during 2010, and Director Ballard who joined the Fulton Board in January 2011. Mr. Smith and Mr. Wenger, who were compensated as officers of Fulton, did not receive any additional compensation for their service as a director of Fulton.

2 Fulton’s non-management directors were not paid any stock awards as part of their 2010 compensation.

3 Unless otherwise noted, excludes perquisites and other personal benefits with an aggregate value of less than $10,000. Fulton’s methodology to calculate the aggregate incremental cost of perquisites and other personal benefits was to use the amount disbursed for the item. Where a benefit involved assets owned by Fulton, an estimate of the incremental cost was used.

4 In addition to the fees listed in the table, Fulton also paid $48 per year for an individual $50,000 term life insurance policy for each of the directors during 2010.

5 Represents the annual retainer fee Mr. Albertson received for service on the Board of Directors of The Bank.

6 Represents the annual retainer fee Mr. Ballard received for service on the Board of Directors of The Columbia Bank.

7 Fulton directors did not receive options as part of their 2010 compensation; however, as of December 31, 2010, Mr. Bond had 134,142 options exercisable that previously were awarded to him by Columbia Bancorp, which was acquired by Fulton in February 2006.

8 Represents the annual retainer fee Mr. Bond received for service on the Board of Directors of The Columbia Bank.

9 Represents the annual retainer fee Mr. Bowman received for service on the Board of Directors of The Columbia Bank.

10 Represents the annual retainer fee Ms. Chryst received for service on the Board of Directors of Fulton Bank.

11 Represents the annual retainer fee Mr. Dally received for service on the Board of Directors of Lafayette Ambassador Bank.

12 Includes $9,375 for club fees, $2,340 office use and $2,378 for other perquisites that are individually less than ten percent of the total perquisites received by Mr. Fulton in 2010.

13 Represents the annual retainer fee Mr. Shirk received for service on the Board of Directors of Fulton Bank.

2011 DIRECTORS’ EQUITY PARTICIPATION PLAN – PROPOSAL TWO

     Fulton’s shareholders are being asked to approve a new equity plan for non-employee directors, the 2011 Directors’ Equity Participation Plan (previously defined as the “Equity Plan”). Through the Equity Plan, Fulton seeks to advance the long-term success of Fulton and to increase shareholder value by awarding stock-based compensation to non-employee members of the Board of Directors of Fulton, its subsidiaries, and any advisory boards established by Fulton or any of its subsidiaries (“Fulton’s Boards”). The Equity Plan is designed to: (1) encourage Fulton stock ownership by participants to further align their interests with those of Fulton’s shareholders; (2) ensure that Fulton’s non-employee director compensation practices are competitive in the industry; and (3) assist in the attraction and retention of non-employee directors, including directors who further the goal of achieving diversity on Fulton’s Boards through differences of view point, professional experience, education and skills, as well as race, gender and national origin. The Equity Plan, as submitted to shareholders for approval, incorporates the recommendations of McLagan, Fulton’s compensation consultant. Finally, Fulton has adopted share ownership guidelines for its directors, and anticipates that the Equity Plan could be used as a means of enabling directors to comply with those guidelines.

     In furtherance of these goals, Fulton’s Board of Directors, on March 15, 2011, adopted the Equity Plan, upon the recommendation of the HR Committee, and subject to shareholder approval at the annual meeting. A summary of the Equity Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Equity Plan, a copy of which is attached as Appendix A to this proxy statement.

Purpose of the Equity Plan

     The purpose of the Equity Plan is to advance the long-term success of Fulton and its subsidiaries and to increase shareholder value by:
  providing stock-based compensation to non-employee directors of Fulton’s Boards;

  increasing director share ownership;

  aligning further the interests of plan participants with those of Fulton’s shareholders;

  ensuring that Fulton’s non-employee director compensation practices are competitive in the industry; and

  assisting in the attraction and retention of non-employee directors, including directors who further Fulton’s goal of achieving diversity on Fulton’s Boards through differences of view point, professional experience, education and skills, as well as race, gender and national origin.
Type of Awards

     The Corporation may award shares of Fulton common stock, non-statutory stock options and restricted stock under the Equity Plan.

     Stock Awards On or about the first day of the month subsequent to the Annual Meeting of shareholders each year, each non-employee director who participates in the Equity Plan shall be eligible to receive a specified percentage of any retainer or other fees paid to such directors for his or her services as a director, in shares of common stock. The applicable percentage shall be determined by the HR Committee from time to time. If a non-employee director is first elected to the Board after the award has been made for a particular year, he or she may receive an award of stock for such year, provided the number of shares issuable to him or her shall be prorated. In addition to director fees to be paid in shares of common stock established by the HR Committee, participants may also elect to receive shares of common stock in lieu of cash for some or all of the remaining director fees to be paid to them.

     Stock Options The HR Committee may, from time to time, grant non-statutory stock options to participants. Each option will entitle the holder to purchase a specified number of shares of Fulton’s common stock at an option price at least equal to the fair market value of the common stock on the day the option is granted. No repricing of options shall be permitted under the terms of the Equity Plan. Except as otherwise provided by the HR Committee, (1) upon termination of service due to death (while in active service), disability or retirement, the option must be exercised by the participant

(or his or her estate) within one year following the participant’s termination of board service and prior to its expiration date, and may be exercised as to all or any portion of the option, regardless of whether or not fully exercisable under the terms of the grant; and (2) as to any other termination event, the option must be exercised by the participant within six months following the participant’s termination of board service and prior to its expiration date, and all options not then exercisable shall be canceled. The HR Committee may, in its discretion, extend the post-termination exercise period, but not beyond the original option period. Upon a change in control, as defined in the Equity Plan, all options immediately become exercisable.

      Restricted Stock Awards The HR Committee may, from time to time, grant restricted stock awards to participants, subject to such terms and conditions as the HR Committee shall determine, provided that each such award must be subject to a restriction period prior to vesting and may be subject to the attainment of specific performance goals prior to being earned. In the event of a termination of board service due to death, disability or retirement, if a participant that has completed at least one year of board service during the restriction period, the restricted shares shall vest. Upon a change in control, all restrictions shall lapse and all outstanding restricted stock awards shall vest. Upon termination of service for any other reason, the participant shall forfeit all shares subject to restriction.

Term, Termination and Amendment of the Equity Plan

     Subject to receiving shareholder approval, the Equity Plan became effective upon its adoption by Fulton’s Board on March 15, 2011. Upon its approval by Fulton’s shareholders, awards may be made under the Equity Plan for a period of ten years until March 15, 2021 unless the Board of Directors, in its sole discretion and by a majority vote, terminates the Equity Plan earlier. Except in the case of increases to the maximum number of shares available under the Equity Plan or other material amendments, or where shareholder approval is required by applicable law, rule, regulation or listing standard, the Board of Directors may, by a majority vote, amend the Equity Plan.

Eligibility

     All members of the Board of Directors of Fulton, all members of Fulton’s subsidiary boards of directors and all members of any advisory board established by Fulton, or any of its subsidiaries who are not, in each case, an employee of Fulton or of its subsidiaries, will be eligible to participate pursuant to the terms of the Equity Plan, attached as Appendix A. As of the Annual Meeting, there were seven affiliate bank and various advisory boards which in total have approximately two hundred (200) eligible non-employee directors in addition to Fulton’s twelve (12) non-employee directors who are eligible to participate in the Equity Plan.

     Fulton’s Boards do not currently receive any of their meeting fees or retainer in shares of Fulton common stock. The current cash meeting fees and retainer paid to Fulton’s Board of Directors are described on page 18. Fulton has not taken any formal action to change director compensation or make specific equity awards to non-employee directors, but Fulton will consider the addition of equity awards to non-employee director compensation once the Equity Plan is approved by shareholders. Thus, the annual dollar value and the number of shares to be paid to any eligible individual, or to the group of non-employee directors in total, are not currently determinable.

Number of Awards that May be Made

     A maximum of 500,000 shares of common stock may be issued under the Equity Plan in the form of Fulton common stock awards, shares issuable upon the exercise of non-statutory stock options and restricted stock awards, subject to adjustment for stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations and other appropriate changes in capitalization affecting Fulton common stock. The total number of shares currently covered by the Equity Plan represents 0.25% of the shares of common stock outstanding as of the Record Date. As of March 1, 2011, the closing price of Fulton common stock was $10.56.

Rights with Respect to Shares

     The recipient of a stock award immediately has all rights of ownership with respect to such shares, including the right to vote such shares and to receive any dividends paid thereon. The recipient of a stock option has all rights of ownership with respect to shares upon the vesting of the stock option, proper exercise thereof, and receipt of shares issued. The recipient of a restricted stock award does not have all the same rights of a shareholder of common stock. For example, the recipient of a restricted stock award does not have rights to receive dividends on those shares; instead, dividends paid with respect to restricted stock awards are reinvested to purchase additional shares of common stock that are subject to the same terms, conditions and restrictions applicable to the restricted stock awards with respect to which the dividends were paid.

Federal Income Tax Consequences

     The following is a brief description of the material United States federal income tax consequences associated with awards under the Equity Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

     The fair market value of awards of shares of Fulton common stock is taxable to the non-employee director in the year awarded. The Corporation will be entitled to deduct a corresponding amount as a business expense in the year the non-employee director recognizes this income.

     The recipient of an option will not pay any tax at the time of grant. When a nonqualified option is exercised, any excess of the fair market value of the affected shares over the total option price of those shares will be treated for federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any share actually received will be treated as a capital gain or loss. If the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price, the Corporation is entitled to deduct that amount.

     With respect to restricted stock awards granted under the Plan, the participant will generally recognize ordinary income equal to the excess of the fair market value of the shares received (determined as of the date on which the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs first) over the amount, if any, paid for the shares. The Corporation will be entitled to a tax deduction in the same amount. A participant may elect to accelerate the recognition of ordinary income with respect to restricted stock awards to when the shares are granted. If an election is made to accelerate the recognition of ordinary income, the amount of ordinary income will be determined as of the accelerated tax date rather than as of the date when the applicable restriction expires. In such a case, the Corporation’s tax deduction will be determined at the same time. Any subsequent gain or loss resulting from the sale or other disposition of such shares will be capital gain or loss.

Vote Required for Approval

     The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the Equity Plan.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the 2011 Directors’ Equity Participation Plan.

INFORMATION CONCERNING COMPENSATION

Named Executive Officers

     The following persons are the Named Executive Officers of Fulton included in this proxy statement:

Name	Age	Office Held and Term of Office

R. Scott Smith, Jr.	64
Chairman of the Board and Chief Executive Officer of Fulton Financial Corporation since December 2008; Chairman of the Board, President and Chief Executive Officer of Fulton Financial Corporation from January 2006 to December 2008; President and Chief Operating Officer of Fulton Financial Corporation from 2001 to 2005; and Executive Vice President of Fulton Financial Corporation and Chairman, President and Chief Executive Officer of Fulton Bank from 1998 to 2001.

E. Philip Wenger	53
President and Chief Operating Officer of Fulton Financial Corporation since December 2008; Senior Executive Vice President of Fulton Financial Corporation from January 2006 to December 2008 and Chairman of Fulton Bank from October 2006 to February 2009; Chief Executive Officer of Fulton Bank from January 2006 to October 2006; President and Chief Operating Officer of Fulton Bank from 2003 to 2006; and Senior Executive Vice President of the Lancaster, York and Chester County Divisions of Fulton Bank from 2001 to 2003.

Charles J. Nugent	62
Senior Executive Vice President and Chief Financial Officer of Fulton Financial Corporation since January 2001; and Executive Vice President and Chief Financial Officer of Fulton Financial Corporation from 1992 to 2001. Director of the Federal Home Loan Bank of Pittsburgh since January 2010.

James E. Shreiner	61
Senior Executive Vice President of Fulton Financial Corporation since January 2006; and Executive Vice President of Fulton Financial Corporation and Executive Vice President of Fulton Bank from 2000 to 2005. Mr. Shreiner serves as Fulton’s Senior Risk Officer.

Craig H. Hill	56
Senior Executive Vice President of Fulton Financial Corporation since January 2006 and Executive Vice President/Director of Human Resources from 1999 through 2005. Mr. Hill serves as Fulton’s Senior Human Resources Officer.

Compensation Discussion and Analysis

     Executive Summary

Fulton’s overall executive compensation program is designed to enable Fulton to achieve its compensation objectives, as discussed below. Under Fulton’s executive compensation structure, the mix of base salary, incentive bonus and equity compensation varies depending upon the Executive’s position. Fulton believes that the compensation of its Executives, the level of management having the greatest ability to influence Fulton’s performance, should have a significant portion of compensation that is performance-based, while lower levels of management should receive a greater portion of their compensation in base salary.

     Fulton believes that it needs to offer competitive compensation in order to recruit, motivate and retain qualified officers and employees, and that the compensation of its Executives should reflect Fulton’s overall performance and the contribution of its Executives to that performance. Taking into consideration the variable compensation bonus plan (the “Variable Plan”), the 2004 Stock Option and Compensation Plan (the “2004 Stock Plan”), and the Executives’ base salaries, Fulton believes that its compensation program is competitive and well balanced between cash, non-cash and both short- and long-term incentive elements and that the salaries of the Executives are appropriate based on their level of experience, positions, responsibilities and recent performance. Fulton’s compensation program also includes employment agreements entered into with its Executives that are designed to provide reasonable severance benefits in specified circumstances. For 2010, the Board of Directors determined the compensation for the Executives, after receiving recommendations from the HR Committee. The recommendations of the HR Committee were based upon external salary comparisons of selected peer institutions and an evaluation of the individual performance of each Executive. The compensation program for Fulton’s Executives is based, to a significant degree, on peer information, as discussed in “Use of Peer Groups” on page 28, and on the recommendations of the HR Committee’s independent compensation consultant.

     In December 2008, Fulton became a participant in the Capital Purchase Program (“CPP”) which was authorized under the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009 (“EESA”), and the interim final rule (the “Treasury Rules”)1 of the United States Department of the Treasury (the “Treasury”). Certain provisions of EESA and the Treasury Rules affected Fulton’s compensation programs for the Executives and other officers during 2009 and 2010, and are discussed in more detail below. On July 14, 2010, Fulton redeemed the preferred stock issued to Treasury and repaid all CPP funds borrowed. EESA and the Treasury Rules generally do not impact the compensation decisions made after the date CPP funds are repaid.

     Compensation Philosophy

     Objectives Fulton’s executive compensation philosophy and programs are intended to achieve three objectives:

• Align interests of the Executives with shareholder interests - Fulton believes that the interests of the Executives should be closely aligned with those of its shareholders. Fulton attempts to align these interests by evaluating the Executives’ performance in relation to key financial measures2 which it believes correlate to consistent long-term shareholder value and increasing profitability, without compromising Fulton’s culture and overall risk profile.

• Link pay to performance - Fulton believes in a close link between pay to the Executives and the overall performance of Fulton on both a short-term and long-term basis. It seeks to reward the Executives for their contributions to Fulton’s financial and non-financial achievements and to differentiate rewards to Executives based on their individual contributions.

• Attract, motivate and retain talent - Fulton believes its long-term success is closely tied to the attraction, motivation and retention of highly talented employees and a strong management team. While a competitive compensation package is essential in competing for and retaining talented employees in a competitive market, Fulton also believes that non-monetary factors, such as a desirable work environment and successful working relationships between employees and managers, are critical to providing a rewarding employee experience.

     To achieve these three objectives, Fulton provides the following elements of executive compensation:

• Base Salary - Fulton pays competitive base salaries in line with the market median at comparable peer companies. Base salaries are set to reflect job responsibilities, individual experience and tenure.

____________________

1 On June 15, 2009, Treasury issued an interim final rule, promulgated pursuant to its authority under EESA, to provide guidance and standards on the executive compensation and corporate governance provisions associated with CPP participation.

2 See discussion of scorecards in the Variable Plan section beginning on page 31.

• Annual Performance Awards - Annual incentives are designed to motivate performance and focus the attention of the Executives on the achievement of business goals. Fulton believes that a balanced approach to performance measurement - including comparisons to peers as well as internal objectives and budgeted performance - is a critical measure for future success. Although Fulton believes in paying near the median in total cash compensation for expected performance, annual performance awards under the Variable Plan provide the Executives with the opportunity to earn cash compensation above the median for superior performance.

• Equity Awards - Fulton believes in providing long-term incentives in the form of equity in order to focus the Executives on delivering long-term performance and shareholder value. The long-term incentive program is also designed to provide the Executives with a long-term wealth-building opportunity that balances short-term incentives, ensures a focus on the long term stability of the organization, and incorporates vesting terms that encourage executive retention. Fulton believes in equity award levels that are fair and market competitive, but not excessive.

• Benefits - Fulton believes in providing benefits that are competitive in the marketplace and that encourage the Executives to remain with Fulton. Retirement benefits are designed to provide reasonable long-term financial security.

• Perquisites - Fulton believes in providing the Executives and other officers with basic perquisites that are necessary for conducting Fulton’s business.

     HR Committee Membership and Role

     Each member of the HR Committee qualifies as an independent director under the NASDAQ listing standards. The HR Committee is currently comprised of five independent directors, all of whom are elected annually by Fulton’s Board of Directors. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission (“SEC”), involving members of the HR Committee. For a further discussion on director independence, see the “Information about Nominees, Directors and Independence Standards” section on page 7 of this proxy statement.

     Pursuant to its charter, which is available on Fulton’s website at www.fult.com, and consistent with NASDAQ rules, the role of the HR Committee is to assist the Board of Directors in evaluating and setting salaries, bonuses and other compensation of the Executives, to administer Fulton’s equity and other compensation plans and to take such other actions, within the scope of its charter, as the HR Committee deems necessary or appropriate. The HR Committee relies upon such performance data, statistical information and other data regarding executive compensation programs, including information provided by Fulton’s Human Resources Department, Fulton’s officers and outside advisors, as it deems appropriate. The HR Committee has unrestricted access to individual members of management and employees and may ask them to attend any HR Committee meeting or to meet with any member of the HR Committee. The HR Committee also has the power and discretion to retain, at Fulton’s expense, such independent counsel and other advisors or experts, as it deems necessary or appropriate to carry out its duties.

Management assists the HR Committee in recommending agenda items for its meetings and by gathering and producing information for these meetings. As requested, the Chief Executive Officer (“CEO”) and other Executives participate in HR Committee meetings to provide background information, compensation recommendations, performance evaluations and other items requested by the HR Committee. As part of the performance evaluation process, all the Executives are asked to complete an annual self-assessment of their overall performance. The HR Committee, without management present, reviews the CEO’s self-assessment. The CEO reviews the self-assessment forms prepared by the other Executives and shares his comments and recommendations with respect to the performance of the other Executives. In addition, Mr. Wenger, as Fulton’s President, also reviews the self-assessment forms prepared by Messrs. Shreiner and Hill. The Executives are not present for the HR Committee’s discussions, deliberations and decisions with respect to their individual compensation. The Board of Directors makes all final determinations regarding the compensation of the Executives, after receiving a recommendation by the HR Committee.

     The Fulton executive compensation process consists of establishing targeted overall compensation for each Executive and then allocating target total compensation among base salary, incentive compensation and equity awards. Fulton does not have a policy or an exact formula with regard to the allocation of compensation between cash and non-cash elements. Consistent with Fulton’s compensation philosophy, however, the HR Committee determines the amount of each type of compensation for the Executives by: reviewing publicly available executive compensation information of peer group companies (as defined below); consulting with outside advisors and experts; considering the complexity, scope and responsibilities of the individual’s position; consulting with the CEO with respect to the other Executives; assessing possible demand for the Executives by competitors and other companies; and evaluating the compensation appropriate to attract executives to Lancaster, Pennsylvania.

     However, due to the severity of the economic downturn and its impact on financial institutions, Fulton decided to cease base salary merit pay increases throughout the Corporation, including the Executives, from March 1, 2009 through February 28, 2010. For 2010, the HR Committee reviewed the amounts payable under each individual element of compensation, as well as in the aggregate, for each Executive and concluded that the compensation paid to each Executive was appropriate. As in prior years, the HR Committee reviewed the Executives’ 2010 performance, their base salary and other elements of compensation in the first quarter of 2011. The base salary amounts for the Executives in 2011 were approved in January 2011 and are effective April 1, 2011. The 2011 base salary for each Executive is listed in footnote 1 of the “Summary Compensation Table” on page 39.

     Emergency Economic Stabilization Act of 2008 and Regulations

     In 2008, Fulton decided to participate in the CPP component of the Troubled Asset Relief Program (“TARP”) authorized under EESA, and on December 23, 2008, Fulton entered into an agreement with the Treasury to sell 376,500 shares of Fulton’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation amount per share of $1,000, for total proceeds of $376.5 million (“CPP Funds”).

     Among other things, EESA and the Treasury Rules contained expansive restrictions on executive compensation for financial institutions that participated in CPP. These restrictions applied to Fulton from December 23, 2008 until July 14, 2011, when Fulton repaid all of the CPP Funds and redeemed its preferred stock issued to Treasury (“Fulton’s TARP Assistance Period”). During Fulton’s TARP Assistance Period certain provisions of the Treasury Rules impacted executive compensation, and they included:

• a prohibition on making golden parachute and other severance benefit payments to the Executives and to any of the next five most highly compensated employees of Fulton, as determined by their annual compensation, upon their departure from employment;

• a prohibition on paying or accruing any bonus, retention award or incentive compensation to the Executives and to the next ten most highly compensated employees of Fulton, as determined by their annual compensation, except for the granting of long-term restricted stock with certain TARP restrictions and that has a value not greater than one-third of the total amount of the annual compensation of the employee receiving the stock;

• a prohibition on making tax gross up payments to the Executives and any of the next twenty most highly compensated employees of Fulton, as determined by their annual compensation; and

• a requirement to seek shareholder input, through a non-binding shareholder vote to approve the compensation of the Executives.1

     The Treasury Rules also required CPP participants to establish a board compensation committee to discuss, evaluate, and review each employee compensation plan to assess any risk posed to the Corporation from the compensation plans. In October 2009, the HR Committee hired McLagan, an independent compensation consultant and subsidiary of Aon, to conduct an assessment of all of Fulton’s compensation plans in order to identify and evaluate plan aspects, structure and features that could encourage unnecessary and excessive risk taking that threatens the value of Fulton. Based on the review and findings of McLagan, and its discussions with the McLagan representatives and Fulton’s Senior Risk Officer, the HR Committee concluded in 2009 that Fulton’s compensation plans do not encourage the participants to take unnecessary and excessive risks that threaten the value of Fulton and that Fulton’s compensation plans do not encourage the manipulation of earnings to enhance the compensation of employees. In June 2010, the HR Committee and Fulton’s Senior Risk Officer reviewed the plans again, and the HR Committee concluded that the senior executive
____________________

1 At Fulton’s 2010 Annual Meeting, shareholders approved the proposal submitted to shareholders to approve the compensation of the Executives.

officer compensation plans and the employee compensation plans do not encourage unnecessary and excessive risk-taking that could threaten the value of the Corporation. Additionally, the HR Committee concluded that the Corporation’s employee compensation plans do not contain any features that could encourage the manipulation of reported earnings of the Corporation to enhance the compensation of an employee and that the Corporation’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on Fulton.

     2010 Compensation Plan Risk Review

In addition to the CPP compensation plan risk review discussed above, the HR Committee at its December 2010 meeting conducted its annual compensation plan risk review as required by SEC Regulations, where Fulton’s Senior Risk Officer discussed his review of Fulton’s compensation plans. Following this review and discussion, the HR Committee found that the compensation plans in which the Executives participate do not encourage them to engage in unnecessary and excessive risks that threaten the value of Fulton, that Fulton’s employee compensation programs are not structured in a way that poses unnecessary risks and do not encourage the manipulation of reported earnings to enhance the compensation of any employee, and that Fulton’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on Fulton.

     Shareholder Say On Pay Proposal and Frequency of Future Proposals

As required by the Treasury Rules, Fulton submitted a non-binding Say On Pay proposal to shareholders at its 2010 Annual Meeting, and the proposal was approved by shareholders. Although Fulton is no longer subject to the Treasury Rules, more recent SEC rules require Fulton to present to shareholders in 2011 a similar non-binding Say On Pay proposal. This year’s non-binding Say On Pay proposal is further described on page 48.

Fulton considered the results of the 2010 vote as supporting its compensation policies and decisions for the Executives, and the Board acknowledges that this year’s non-binding proposal is also an important barometer of shareholder support for the current compensation programs for the Executives. However, the outcome of this year’s non-binding shareholder Say On Pay vote will not be the only factor that the HR Committee and Board of Directors will consider in making future decisions related to Executive compensation.

On page 49, Fulton is submitting a non-binding Say When On Pay proposal regarding the frequency of future Say On Pay proposals with a recommendation that the Say On Pay proposal should be submitted to shareholders on an annual basis. Although this is the current recommendation, Fulton’s HR Committee and Board of Directors will continue to evaluate the frequency of the non-binding Say On Pay proposal and might recommend that shareholders approve a different frequency in the future.

     2010 Awards to Executives

Fulton operates in a highly complex business environment and competes with many well-established financial services businesses. The annual cash-based incentive component of the Executive compensation plan involves plan awards under the Variable Plan that are payable if pre-established corporate and individual performance objectives are achieved. Fulton’s equity compensation plan, the 2004 Stock Plan, also has an award trigger based on Fulton’s performance relative to its peers that is discussed under the “Options and Restricted Shares” section below. The HR Committee believes that the Variable Plan and the 2004 Stock Plan further Fulton’s business plan and ensure that the interests of the Executives, both short-term and long-term, are aligned with the interests of Fulton’s shareholders. The Variable Plan aligns these interests by offering each Executive the opportunity to earn an annual incentive cash bonus upon achieving both an established corporate performance goal and certain specific individual performance goals, and the 2004 Stock Plan aligns these interests by offering the Executive the opportunity to earn longer term compensation through stock options and restricted stock.

In March 2011, the HR Committee determined that the Executives were eligible to receive an award under the Variable Plan for 2010 performance because the threshold trigger for 2010 performance was achieved. As a result of Fulton meeting the threshold trigger, which for 2010 was achieving EPS growth that ranked the Corporation in the top two-thirds of the Performance Peer Group, and the Executives achieving certain individual and corporate goals, an award was granted to the Executives for 2010 performance subject to the restrictions imposed by the Treasury Rules during Fulton’s 2010 TARP Assistance Period (January 1, 2010 to July 14, 2010). Similarly, although the 2004 Stock Plan permits the longer term compensation awards to the Executives to be paid in the form of stock options or restricted stock, the 2010 equity awards to the Executives were made during Fulton’s TARP Assistance Period and, therefore, were limited to restricted stock. Details of the Executives’ 2010 Variable Plan cash awards and 2004 Stock Plan restricted stock awards can be found in the “Summary Compensation Table” on page 39 and in the “Variable Plan” and “Options and Restricted Shares” sections below.

     Use of Consultants

     The HR Committee retained McLagan as its sole independent compensation consultant in June 2010. McLagan previously was retained for the 2009 compensation plan risk review project discussed earlier. McLagan has performed a variety of engagements, including a compensation market analysis related to Fulton’s Executives, scorecard review, risk assessment assistance, compensation policy review, peer group selection, director compensation consultation, and incentive plan design.

     In 2010, McLagan was instructed by the HR Committee to compare Fulton’s current compensation practices with those of its peers, evolving industry best practices and regulatory guidance. Based on that comparison, McLagan was asked to recommend changes in Fulton’s compensation practices that were consistent with Fulton’s compensation philosophy and objectives as described above. The Hay Group also was retained by the HR Committee at various times from 2005 to 2010 to review and directly report to the HR Committee on certain aspects of executive and director compensation.

     Fulton does not have a policy that limits the other services that an executive compensation consultant can perform. Fulton has not engaged the Hay Group or McLagan, in 2010, for any other projects except for those directed by the HR Committee and which were limited to engagements involving the compensation of the Executives, compensation of Fulton’s directors and other engagements limited to consulting on broad-based plans that do not discriminate in scope, terms or operation in favor of the Executives or directors, and that are generally available to all salaried employees. The specific instructions given to the consultant and fees to be paid were generally outlined in individual engagement letters with respect to the scope and performance of their respective duties under each project. The total fees individually paid in 2010 to either the Hay Group or McLagan for additional services did not exceed the $120,000 SEC disclosure threshold for either consultant.

     Use of Peer Groups

     From 2006 to 2010, the HR Committee has used two different peer groups of bank holding companies for purposes of making a comparative analysis of compensation of Fulton and its peers. The first peer group includes bank holding companies that are members of the peer group used by Fulton for purposes of the Performance Graph showing the total return performance for the last five years on page 18 of the Fulton Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Performance Peer Group”). The Performance Peer Group is used to determine the annual option and restricted stock equity awards as discussed below, and to determine whether the performance threshold for the Variable Plan has been achieved. The Performance Peer Group includes bank holding companies that, at the time of selection, were generally comparable to Fulton in terms of asset size, although they were not necessarily comparable in terms of financial performance.

     For the evaluation of the base salary and other elements of compensation of the Executives, in 2006 Fulton’s compensation consultant assisted the HR Committee in the development of a second, smaller peer group (the “Comparator Peer Group”). This second peer group consists of a number of the members of the Performance Peer Group plus one other bank holding company. The Comparator Peer Group members were selected because they generally were, based on 2006 data gathered by the prior compensation consultant, similar to Fulton in asset size, operating in the same geographic markets, comparable to Fulton in areas such as lines of business, or in competition with Fulton for executive talent or customers.

     The HR Committee made a decision to review and update Fulton’s peer groups in 2010 and asked McLagan to review the current peer groups, consider new peers and recommend a new combined peer group to be used starting in 2011. To establish an appropriate peer group, McLagan considered: asset size, loan distribution, revenue composition, geographic focus, business model, ownership and market capitalization. Several new peers were added and some existing peers were deleted primarily due to geographic location and asset size (the “Combined Peer Group”). Starting in 2011, the Combined Peer Group will replace both the Comparator Peer Group and the Performance Peer Group used in the past, and the Combined Peer Group will be utilized for compensation decisions.

     When a peer group member announces that it is being acquired, Fulton has historically deleted the company as a peer of Fulton. In late 2010, Fulton removed Whitney Holding Corporation from the Performance Peer Group, and Wilmington Trust Corporation from the Performance Peer Group and the Comparator Peer Group, as a result of announcements that each was being acquired. Both these companies were originally part of the Combined Peer Group and were included in the executive compensation analysis performed by McLagan. The members of the Performance Peer Group, the Comparator Peer Group, and the Combined Peer Group,as of December 31, 2010, are:

Fulton Peer Group Table

Peer Group Member (Stock Symbol)	2010	2010	New 2011
	Performance	Comparator	Combined Peer
	Peer Group	Peer Group	Group
Associated Bancorp (ASBC)	X	X	X
BancorpSouth, Inc. (BXS)	X		X
Bank of Hawaii Corporation (BOH)	X
BOK Financial Corporation (BOKF)	X	X	X
Citizens Republic Bancorp, Inc. (CRBC)	X
City National Corporation (CYN)	X		X
Commerce Bancshares, Inc. (CBSH)	X	X	X
Cullen/Frost Bankers, Inc. (CFR)	X		X
First Citizens BancShares, Inc. (FCNCA)	X	X
First Horizon National Corporation (FHN)			X
FirstMerit Corporation (FMER)	X	X	X
First Midwest Bancorp, Inc. (FMBI)	X
First Niagara Financial Group, Inc. (FNFG)			X
International Bancshares Corporation (IBOC)	X		X
Old National Bancorp (ONB)	X
People’s United Financial, Inc. (PBCT)			X
Susquehanna Bancshares, Inc. (SUSQ)	X	X	X
Synovus Financial Corp. (SNV)			X
TCF Financial Corporation (TCB)	X	X	X
The South Financial Group, Inc. (TSFG)	X	X
Trustmark Corporation (TRMK)	X
UMB Financial Corporation (UMBF)	X		X
United Bankshares, Inc. (UBSI)	X	X
Valley National Bancorp (VLY)	X	X	X
Webster Financial Corp. (WBS)		X	X

Graphic Summary of 2010 Executive Compensation

     The following is a graphic summary of the 2010 compensation paid to Fulton’s Named Executive Officers as each element is described in the Summary Compensation Table on page 39.
Elements of Executive Compensation

     Fulton’s Executive compensation program currently provides a mix of base salary, cash incentive and equity based plans, as well as retirement benefits, health plans and other benefits as follows:

     Base Salary Base salary is a critical element of executive compensation because it provides the Executives with a consistent level of monthly income. Fulton seeks to provide the Executives with a level of cash compensation in the form of base salary appropriate for the person’s position, experience, responsibilities, and performance. Generally, Fulton, consistent with its compensation philosophy, seeks to set base salary for the Executives in line with the market median.

     In making recommendations to the Board of Directors regarding the appropriate levels of executive compensation for 2010, the HR Committee received a recommendation from its compensation consultant, the Hay Group, which considered compensation paid by members of the Comparator Peer Group to peer officers with similar job content and responsibilities to the Executives. With regard to the compensation paid to Mr. Smith, the HR Committee also considered his performance based on a scorecard that includes the attainment of certain performance goals, results of his management decisions, the earnings of Fulton during the previous year and other factors, such as the HR Committee members’ perspective of his overall performance. With regard to the compensation paid to the other Executives, the HR Committee considered information provided by Mr. Smith for Messrs. Wenger and Nugent and by Mr. Wenger for Messrs. Shreiner and Hill, which included an assessment of each Executive’s level of individual performance, attainment of performance goals, contribution to the organization and salary history during the past four years. The HR Committee also considered its own perceptions of the performance of each Executive. On March 14, 2010 the HR Committee recommended and the Board of Directors approved base salary adjustments effective April 1, 2010 and Fulton set the annual base salaries for Messrs. Smith, Wenger, Nugent, Shreiner and Hill at $813,586, $435,625, $505,735, $335,175 and $232,675, respectively.

     Based on Fulton’s performance in 2010 and a base salary increase recommendation presented by McLagan to the HR Committee, the Board of Directors on January 18, 2011 approved 2011 base salary increases for Messrs. Smith, Wenger, Nugent, Shreiner and Hill at $850,000, $525,000, $520,000, $375,000 and $260,000, respectively. These salary increases will be effective April 1, 2011.

     Variable Plan The HR Committee believes that annual performance-based incentive bonuses are valuable in recognizing and rewarding individual achievement, and, by focusing more on performance pay opportunities for the Executives, it can more closely align Fulton’s compensation program with shareholder interests. As approved in 2006, Fulton’s Variable Plan is designed so that no incentive bonus is paid unless Fulton achieves a predetermined performance threshold metric. For 2010 a threshold performance target was established that required Fulton’s 2010 EPS growth to be in the top two-thirds of the Performance Peer Group in order for the Executives to be eligible for a payment under the Variable Plan.1 The HR Committee at the time viewed this performance target as a reachable target, but not a target which guarantees payment of an incentive bonus. The HR Committee used the same threshold performance target from 2006 to 2009. The threshold performance target was achieved in 2006, 2009 and 2010 but not in 2007 and 2008.

     Under the Variable Plan, if the predetermined threshold performance metric is achieved, each Executive is eligible to receive a cash bonus equal to a percentage of base salary. Actual awards may be greater than or less than target, up to a predetermined maximum with the variability attributed to individual and company performance. These payouts are substantially based on scorecard results. Generally, performance factors that are more directly aligned with the interests of shareholders such as financial performance are given greater weight. Based upon the recommendation and market review of Fulton’s compensation consultant when the Variable Plan was approved originally, the HR Committee determined that the award amounts payable to the each Executive should be a percentage of the Executive’s base salary. For Mr. Smith, the 2010 threshold, target and maximum award percentages were 25%, 50% and 100%, and for the other Executives, the 2010 threshold, target and maximum award percentages were 17.5%, 35% and 60%.2 The actual award percentage for each Executive is determined by the Executive’s individual scorecard results, as well as the HR Committee’s assessment of each Executive’s individual performance and overall contribution to Fulton for the award period.

     In early 2010, the HR Committee reviewed the scorecards for all the Executives and determined that the Executives should all be reviewed based on a uniform scorecard with similar category weightings, except for Mr. Shreiner who, due to his position as Senior Risk Officer, will have a scorecard with more of a focus on risk categories. As in prior years, each scorecard contained four critical performance factors, with each factor weighted according to importance. For 2010 the first factor was Superior Financial Performance that included five equally weighted sub-categories: Earnings Growth vs. Peers (EPS), Total Shareholder Return (5 year avg.), Core deposit growth vs. Peers, Loan Growth vs. Peers; and Efficiency Ratios. The second factor was Risk/Control/Liquidity that included the following equally weighted subcategories: Liquidity and Funding, Regulatory Compliance, Community Development, Capital Ratings; and Net Charge-offs to Average Loans. The third factor was Superior Customer Experience that included: Customer Satisfaction Index, Household Growth; and Fulton Partners.3 The fourth performance factor was Superior Employee Engagement that included the following equally weighted subcategories: Management Succession, Corporate Diversity, Corporate Reward Strategy, Employee Engagement Survey Results; and Community Involvement.

     For all of the Executives, performance measurement criteria were established for each critical performance factor subcategory. While, for the most part, specific, objective measureable criteria were used, some scorecard subcategories require a subjective determination to be made by the HR Committee. For certain objectively measured performance categories scorecard results depended upon Fulton’s quartile ranking among its peers and all factors were rated with a scale of “Excellent Results” (1st Quartile and a numerical score of “4”), “What is Expected” (2nd Quartile and a numerical
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1 For 2011, based on a recommendation by McLagan, the HR Committee has changed the threshold performance target to one that uses return on equity. There were two reasons for this recommendation. First, McLagan believed that using relative EPS growth can lead to abnormal results in certain circumstances, such as when earnings in a prior year are negative. Second, because Fulton’s scorecards already rely heavily on relative performance to peers, an absolute performance hurdle would balance the overall approach to determining incentives. However, while Fulton will use a return on equity performance hurdle as a threshold for the 2011 Variable Plan awards, a different threshold performance target may be used in future years.

2 The HR Committee, based on a recommendation by McLagan and starting with 2011 Variable Plan awards, has set the threshold, target and maximum award percentages at 37.5%, 75% and 150% for the CEO and 25%, 50% and 100% for the other Executives. The recommendation from McLagan was based, in part, upon a study showing that the 2009 total compensation for all of the Executives was below the median of the Combined Peer Group and below the 25th percentile of that peer group for all the Executives but the CFO.McLagan attributed this finding to a significantly more modest use of incentive compensation at Fulton than among peer banks. More specifically, both target annual incentives and actual equity awards made by Fulton in 2009 were found to be below the 25th percentile among peer companies that included Whitney Holding Corporation and Wilmington Trust Corporation as well as the others companies in the Combined Peer Group on page 29.

3 Fulton Partners measurement is related to the collection of fee income by certain business units.

score of “3”), “Making Progress” (3rd Quartile and a numerical score of “2”), or “Below Expectations” (4th Quartile and a numerical score of “1”). The following is a tabular summary of the critical performance factors with the weights and the category average score achieved for the four critical performance factors on the 2010 Variable Plan scorecards.

2010 Variable Plan Scorecard Critical Performance Factors1	Smith	Wenger	Nugent	Shreiner	Hill	Category Average Score
	Weight	Weight	Weight	Weight	Weight
Superior Financial Performance	40%	40%	40%	25%	40%	3.4
Risk/Control/Liquidity	25%	25%	25%	40%	25%	2.8
Superior Customer Experience	20%	20%	20%	20%	20%	3.3
Superior Employee Engagement	15%	15%	15%	15%	15%	3.3

     At its March 14, 2011 meeting, the HR Committee determined that Fulton had achieved the threshold performance target because Fulton’s 2010 EPS was in the top two-thirds of the Performance Peer Group. The HR Committee reviewed the overall 2010 performance and scorecard results for each Executive and determined that all of the Executives achieved a level of performance in 2010 that qualified them for a cash award at or above their target established under the Variable Plan. In addition to the scorecard results and information provided on individual critical performance factors for each Executive, in determining the Variable Plan award percentages for each Executive, the HR Committee also recognized the successful efforts of the Executives and their contributions to Fulton’s financial performance during 2010. Based on its consideration of these various factors including the scorecard average results in the above table, the HR Committee approved a 2010 award percentage of each of the Executive’s 2010 base salary of 60.5% for Mr. Smith, 38.85% for Mr. Shreiner and 42.35% for Messrs. Wenger, Nugent and Hill.

     In the following bonus chart the dollar amount of each individual Executive award is equal to the award percentage of the Executive’s base salary. However, because of its participation in the CPP until July 14, 2010, the Treasury Rules prohibit Fulton from paying the Executives (as well as the next ten most highly compensated employees) 100% of their respective Variable Plan awards. Approximately 54% of the awards, which relates to performance before July 14, 2010, have been forfeited due to the Treasury Rules. Fulton is permitted under the Treasury Rules to pay a portion of each individual’s Variable Plan award for the performance period from July 14 2010 to December 31, 2010, or approximately 46% of the entire 2010 Variable Plan award each Executive earned for 2010. The 2010 TARP prorated award amounts that have been paid are also reflected for each Executive under “Non-Equity Incentive Plan Compensation” for 2010 in the “Summary Compensation Table” on page 39 and in the chart and table below.

Variable Plan Bonus Earned vs. TARP Forfeited

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1 For 2011, the HR Committee, based on a recommendation from McLagan, amended the Executives’ scorecards. Generally the 2011 scorecards are similar to the 2010 scorecards except that the weights used for each critical performance factor will be the same for each Executive. In addition, for 2011 the weights attributed to each factor were adjusted and Superior Financial Performance, Risk/Control/Liquidity, Superior Customer Experience, and Superior Employee Engagement critical performance factors will be weighted at 50%, 30%, 10% and 10%, respectively.

Executive	Total 2010 Variable	2010 Variable Plan	TARP Forfeited 2010
	Plan Bonus Earned	Bonus Paid	Variable Plan Bonus
R. Scott Smith, Jr.	$480,214	$220,898	$259,316
E. Philip Wenger	$179,988	$82,794	$97,194
Charles J. Nugent	$208,955	$96,119	$112,836
James E. Shreiner	$127,040	$58,438	$68,602
Craig H. Hill	$96,135	$44,222	$51,913

     Options and Restricted Shares Fulton believes equity-based compensation aligns the interests of the Executives and other eligible officers with those of Fulton’s shareholders, and encourages them to “think like owners.” Therefore, equity awards are an appropriate means of motivating, rewarding and compensating the Executives and other key officers based on the future performance of Fulton. Pursuant to the 2004 Stock Plan approved by the Board of Directors on October 21, 2003, and by shareholders at the 2004 Annual Meeting, Fulton is authorized to award incentive stock options, non-qualified stock options and restricted stock for a period of ten years to key employees of Fulton, its affiliate banks and its other subsidiaries. Stock options and, more recently, a combination of stock options and restricted stock, have been the traditional award type for Fulton. However, during Fulton’s TARP Assistance Period the Treasury Rules permitted Fulton to only award restricted stock to the Executives and the next ten most highly compensated and eligible employees. Stock options awarded in years prior to 2009 enable the recipients to purchase common stock at the fair market value of the common stock on the designated grant date. The 2004 Stock Plan provides that the total number of shares available for grant in any calendar year in the form of stock options or restricted stock is to be determined based on the performance of Fulton, measured in terms of total shareholder return for the immediately preceding five-year period relative to the Performance Peer Group. This process for determining the number of shares available for grant in a particular year is stated in Section 5.04 of the 2004 Stock Plan, as follows:

The number of Shares available for Awards in any calendar year shall be determined depending upon the performance of the Corporation measured in terms of Total Shareholder Return (“TSR”) relative to a Peer Group, determined at the sole discretion of the HR Committee, for the five-year period immediately preceding the grant of the Award. The number of Shares available for Awards shall be determined in accordance with the following schedule:

Company’s TSR Ranking among the Peer	Percent of Total Outstanding Shares
Group for Prior Five-Year Period	Available for Awards for Plan Year
Top Quartile	1.00%
Second Quartile	0.75%
Third Quartile	0.50%
Fourth Quartile	At the Discretion of the HR Committee
but limited to no more than 0.50%

     For 2010, the individual awards of restricted shares made to the Executives and the next ten most highly compensated and eligible employees on July 1, 2010, as well as the other eligible officers of Fulton that received either stock options and restricted stock or stock options only, were determined by the Board of Directors based on recommendations of the HR Committee and management. The HR Committee did not establish specific target levels for individual performance or corporate profitability for these equity awards in 2010 and, so long as the value of the award did not exceed one-third on the Executive’s annual compensation, the number of restricted shares awarded to each Executive was primarily at the discretion of the HR Committee. The Hay Group reviewed and recommended the 2010 award methodology to the HR Committee, and generally, based on grant value, the 2010 Executive awards were approximately the same percentage of all the equity awards available in 2010 based on grant value as compared to the equity awards they each received in prior years. Factors that the HR Committee considers in determining the number of options or restricted shares to be awarded to each Executive include the recommendation of the compensation consultant, the CEO’s recommendations for the other Executives, previous stock option and restricted stock awards to each Executive, Fulton’s performance and each Executive’s achievement of individual goals in their scorecard. In 2010, Fulton granted a total of 843,048 stock options and restricted shares, with 111,472 restricted shares granted to the Executives and the remaining 577,992 stock options and 153,584 restricted shares granted to other Fulton employees.1 In accordance with the terms of the 2004 Stock Plan, restricted shares accrue dividends, which are reinvested in similarly restricted shares.
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1 Restricted shares listed are as of December 31, 2010 and exclude any accrued reinvested dividends.

     In July 2010, Messrs. Smith, Wenger, Nugent, Shreiner and Hill received 37,557, 23,710, 19,758, 17,782 and 12,665 restricted shares, respectively. The Treasury Rules limited the value of the restricted stock award each Executive and the next ten most highly compensated and eligible employees could receive for 2010 performance, to no more than one-third of their annual compensation, as defined in the Treasury Rules. Consistent with the Treasury Rules’ prohibition of vesting restricted stock until CPP Funds are repaid, the 2010 restricted stock awards cannot fully vest until the later of three years after the date of the award or the date vesting is permitted under the Treasury Rules. The values of these restricted share awards are reflected in each of the Executive’s 2010 compensation in the “Summary Compensation Table” on page 39.

     Under the 2004 Stock Plan, an option recipient who retires at age fifty-five or older with five or more years of consecutive employment as defined in the 2004 Stock Plan, may exercise his or her currently exercisable stock options for up to two years from the retirement date (but not beyond the date when the option would otherwise expire). For option or restricted stock recipients who retire at age sixty or older with ten or more years of consecutive employment as defined in the 2004 Stock Plan, unexercisable stock options become exercisable and unvested restricted stock grants become vested on the retirement date. Restricted shares awarded to the Executives in 2010 are subject to the restrictions of the Treasury Rules and therefore, are subject to a minimum two-year service requirement, and only vest upon retirement on or after July 1, 2012. Such retirees are able to exercise their options for up to two years from their retirement date (but not beyond the date when the option would otherwise expire). Upon a change in control, as defined in the 2004 Stock Plan,1 options not previously exercisable become exercisable and unvested restricted stock vests. Generally under the 2004 Stock Plan, unexercisable stock options become exercisable and unvested restricted stock grants vest upon the death or disability of the Executive, and his or her authorized representative shall have a period of one year following such termination of employment to exercise any vested option granted, but such period of time shall not exceed the option’s original expiration date.

     Employee Stock Purchase Plan The ESPP was designed to advance the interests of Fulton and its shareholders by encouraging Fulton’s employees and the employees of its affiliate banks and other subsidiaries to acquire a stake in the future of Fulton by purchasing shares of the common stock of Fulton. Currently, Fulton limits payroll deduction and annual employee participation in the ESPP to $7,500. No Executive currently participates in the ESPP.

     Defined Contribution Plan – 401(k) Plan Fulton provides a qualified defined contribution plan to the Executives and other employees which is the Fulton Financial Corporation 401(k) Retirement Plan (the “401(k) Plan”) and provides for employer matching contributions that satisfy a non-discrimination “safe-harbor” available to 401(k) retirement plans. This safe-harbor employer matching contribution is equal to 100% of each dollar a participant elects to contribute to the 401(k) Plan, but the amount of contributions that are matched by Fulton is limited to 5% of eligible plan compensation.In addition, the Executives and certain employees are eligible for an additional employer profit sharing contribution under the 401(k) Plan, which for 2010 was equal to 5% of a participant’s eligible compensation.

     Deferred Compensation Agreements Fulton’s nonqualified deferred compensation plans include (1) the Fulton Deferred Compensation Plan, under which officers, directors and advisory board members can elect to defer receipt of fees and select management employees can elect to defer receipt of cash compensation, and (2) a series of essentially identical Supplemental Executive Retirement Plan Agreements entered into with a select group of senior managers, including the Executives, for the purpose of crediting them with full contributions each year equal to the contributions

1 “Change in Control” of the Corporation shall mean:
(a) a change in the Board during any twenty-four (24) month period ending on or after the effective date of the Plan, if the individuals who were directors of the Corporation at the beginning of the period cease during such period to constitute at least a majority of the Board;
(b) the acceptance and completion of a tender offer or exchange offer by any entity, person or group (including any affiliates of such entity, person or group, other than an Affiliate of the Corporation) for twenty-five percent (25%) or more of the outstanding voting power of all capital stock of the Corporation;
(c) the acquisition by any entity, person or group (including any affiliates of such entity, person or group) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Corporation’s capital stock entitled to twenty-five percent (25%) or more of the outstanding voting power of all capital stock of the Corporation;
(d) a merger, consolidation, division, share exchange, or any other transaction or a series of transactions outside the ordinary course of business involving the Corporation (a “Business Combination”), as a result of which the holders of the outstanding voting capital stock of the Corporation immediately prior to such Business Combination, excluding any shareholder who is a party to the Business Combination (other than the Corporation) or is such party’s affiliate as defined in the Exchange Act, hold less than seventy-five percent (75%) of the voting capital stock of the surviving or resulting corporation; or
(e) the transfer of substantially all of the assets of the Corporation other than to a wholly owned subsidiary of the Corporation.

they would have otherwise been eligible to receive under the Fulton 401(k) Plan, if not for the Internal Revenue Code limits on the amount of compensation that can be taken into account under a tax-qualified retirement plan. Fulton’s deferred compensation contributions for the Executives in 2010 are stated in footnote 7 of the “Summary Compensation Table” on page 39. The deferred compensation plan accounts of each participant are held and invested under the Fulton Nonqualified Deferred Compensation Benefits Trust with FFA, a division of Fulton Bank, National Association serving as the Trustee. The participants are permitted to individually direct the investment of the deferred amounts into various investment options under the Nonqualified Deferred Compensation Benefits Trust.

     Defined Benefit Pension Plans Fulton has not had an historical practice of using defined benefit pension plans to provide employees or the Executives with retirement benefits, but some defined benefit plans have been acquired in different merger transactions over time, and any such acquired plans were continued only for the plan participants. However, none of the Executives participate in the Affiliates’ Pension Plan.

     Survivors’ Benefit Life Insurance and Other Death Benefits Officers of Fulton and certain of its bank subsidiaries, who had been employed by Fulton for at least five years as of April 1, 1992, are eligible to participate in a survivors’ benefit program. This program provides the employee’s spouse, in the event of the employee’s death prior to retirement, with an annual income equal to the lesser of $25,000 or twenty-five percent of the employee’s final annual salary. This benefit is paid from the date of death until the employee’s sixty-fifth birthday subject to a minimum of ten annual payments having been made. Messrs. Smith, Wenger, Shreiner and Hill participate in this program because each was hired before April 1, 1992. Mr. Nugent was hired after April 1, 1992 and is not eligible for this benefit. The estates of the Executives are also eligible for a two times base salary payment (plus an amount equal to applicable individual income taxes due on such amounts) from Fulton pursuant to individual Death Benefit Agreements between Fulton and each Executive, should the Executive die while actively employed by Fulton. Upon the Executive’s retirement, the post retirement benefit payable upon the individual’s death is reduced to $5,000.

     Health, Dental and Vision Benefits Fulton offers a comprehensive benefits package for health, dental and vision insurance coverage to all full time employees, including the Executives, and their eligible spouses and children. Fulton pays a portion of the premiums for the coverage selected, and the amount paid varies with each health, dental and vision plan. All of the Executives have elected one of the standard employee coverage plans available.

     Retiree Benefit Payments Fulton does not provide post-retirement medical, dental and vision benefits to full time employees of Fulton and its affiliates who were hired or joined Fulton as a result of a merger after December 31, 1997. Employees who were hired or joined Fulton as a result of a merger prior to January 1, 1998, and who retire on or after the attainment of age sixty-five with at least ten years of full time service, are eligible for post-retirement benefits. Post-retirement benefits include health insurance coverage plus death benefits. The level of coverage and the cost to the retiree depends on the retiree’s date of retirement and completed years of full time service after attainment of age forty. As a result of their length of service with Fulton, the Executives are eligible to receive these post-retirement benefits at an annual cost to the Executive similar to other employees with similar years of service.

     Other Executive Benefits Fulton provides the Executives with perquisites and other personal benefits that the HR Committee believes are necessary to facilitate the Executives in conducting business and are reasonable and consistent with the overall compensation program for the CEO and the other Executives. In addition, these benefits enable Fulton to attract and retain talented senior officers for key positions, as well as provide the Executives and other senior officers with opportunities to be involved in their communities and directly interact with current and prospective customers of Fulton. The 2010 amounts are included in the All Other Income column of the “Summary Compensation Table” on page 39 of this proxy statement. The Executives are provided with company owned automobiles, club memberships and other executive benefits consistent with their office and position. Fulton does not have a direct or indirect interest in any corporate aircraft. Generally, the Executives travel on commercial aircraft, by train or in vehicles provided by Fulton. In addition, if spouses accompany an Executive when traveling on business or attending a corporate event, Fulton pays the travel and other expenses associated with spousal travel for the Executive. Fulton also includes spousal travel and personal vehicle use as part of the Executive’s reported W-2 income. These items are not “grossed up” by Fulton, and the Executive pays all income taxes on these executive benefit amounts. During Fulton’s TARP Assistance Period, these payments were also subject to the Fulton Expenditure Policy mandated by the Treasury Rules for items that exceed $25,000 and other benefits to prohibit excessive or luxury expenditures or expenditures that are not related to its business operations.

     Employment Agreements

     Fulton believes that a company should provide reasonable severance benefits to employees. For most employees, Fulton has a policy that in general provides for severance benefits to be paid upon layoff or position elimination. These severance arrangements are intended to provide the Executives and other employees with a sense of security in making the commitment to dedicate their professional careers to the success of Fulton. With respect to the Executives and certain other employees, these severance benefits reflect the fact that it may be difficult for them to find comparable employment within a reasonable period of time. The levels of these benefits for the Executives in the event of change in control are discussed in footnote 6 in the table on page 45 under “Termination Without Cause or for Good Reason - Upon or After a Change in Control.”

     On May 30, 2006, Fulton’s Board of Directors approved, with the recommendation of Fulton’s compensation committee and the compensation consultant at the time, a form of employment agreement to be used for Fulton’s current and future senior executive officers, including its CEO, President, Chief Financial Officer and Senior Executive Vice Presidents (the “Employment Agreements”). Each Executive’s Employment Agreement commenced when the agreement was executed, does not have a specific term of years and continues until terminated. The Employment Agreements provide that the Executive is to receive a base salary, which is set annually, and is entitled to participate in Fulton’s incentive bonus programs as in effect from time to time. The Executive also is entitled to participate in Fulton’s retirement plans, welfare benefit plans and other benefit programs.

     In their Employment Agreements, Messrs. Smith and Nugent have agreed to restrictions on the sharing of confidential information as well as non-competition and non-solicitation covenants for two years. The Employment Agreements with Messrs. Wenger, Shreiner and Hill contain restrictions on the sharing of confidential information as well as non-competition and non-solicitation covenants for one year. The non-competition and non-solicitation covenants will not apply if the Executive leaves for good reason or if the Executive’s employment is terminated without cause, as defined in the Employment Agreements, and further outlined in the “Potential Payments Upon Termination and Golden Parachute Table” section on page 45.

     Effective November 12, 2008, the Employment Agreements were amended and restated solely for the purpose of bringing them into compliance with Internal Revenue Code Section 409A. In addition, as a result of Fulton’s CPP participation, the Executives each executed CPP Letter Agreements effective December 23, 2008, which requires, among other things, all Executive bonus and incentive compensation received during Fulton’s TARP Assistance Period to be subject to recovery or “clawback” by Fulton if it is determined that the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria. The CPP Letter Agreements also prohibited certain severance payments to the Executives during Fulton’s TARP Assistance Period. To comply with the Treasury Rules, the Executives and certain other highly compensated employees, as defined in the Treasury Rules, also executed supplemental letter agreements in 2009. The form of the supplemental letter agreement that the Executives signed was an exhibit to a current report on Form 8-K that Fulton filed with the SEC on December 24, 2009. The majority of the provisions in the letter agreements no longer apply because Fulton’s TARP Assistance Period ended on July 14, 2010.

     Other Compensation Elements

     162(m) and Tax Consequences Although Fulton takes into account deductibility of compensation, tax deductibility is not a primary objective of its compensation programs. Section 162(m) of the Internal Revenue Code disallows the deductibility by Fulton of any compensation over $1 million per year paid to certain employees and the Executives unless certain criteria are satisfied. During the TARP Assistance Period this limit was further reduced to $500,000 by the Treasury Rules.

     409A Changes Section 409A of the Internal Revenue Code, effective January 1, 2005, defines what constitutes a “nonqualified deferred compensation plan,” conditions income tax deferrals under such plans on their compliance with certain distribution, acceleration, election and funding restrictions, and also imposes excise tax and interest penalties for noncompliance.In order to preserve intended tax deferrals and to avoid the imposition of excise taxes and interest penalties, Fulton has identified all such nonqualified deferred compensation plans it maintains and to the extent necessary, timely amended each, to meet the Section 409A requirements, and to alter the administration of each, where necessary, to comply with Section 409A. With respect to the Executives, in particular, the deferred compensation agreements and the Employment Agreements and other agreements summarized above have been amended and restated as of November 12, 2008 for Section 409A compliance.

     Discussion of Option Grant Timing Fulton does not have a formal policy as to when options are granted during the year.However, the HR Committee and Board of Directors historically have met in June of each year to consider and award options to the Executives and other officers. Fulton does not back date options or grant them retroactively, and does not coordinate option grants with the release of positive or negative corporate news. The 2004 Stock Plan does not permit the award of discounted options, the reload of stock options or the re-pricing of stock options. Pursuant to the terms of the 2004 Stock Plan, option prices are determined based on the average of the high and low trading price on the grant date. Historically, Fulton has granted options on or about July 1, as opposed to the date of the June meeting when action is taken by the HR Committee and Board of Directors to grant the awards.

     Stock Ownership Guidelines Fulton believes that broad based stock ownership by directors, officers and employees is an effective method to align the interests of its directors, officers and employees with the interests of its shareholders. In 2009, Fulton adopted Corporate Governance Guidelines that included a formal share ownership guideline for directors and the Executives. Each director is encouraged to own at least $50,000 of Fulton common stock within three years of becoming a director. A similar guideline exists for the Executives, with a recommended amount of share ownership calculated as a portion of, or multiple of, the Executive’s base salary, depending upon position. Currently the Chief Executive Officer, President, Chief Financial Officer and the other two Executives are directed to own 2.0, 1.5, 1.5 and 1.0, times their base salary, respectively. Compliance with the stock ownership guidelines is determined annually based on stock ownership and the closing stock price as of December 31 of the prior year. Ownership excludes stock options and unvested restricted stock, but includes all other shares beneficially owned and included on the individual’s Form 4’s filed with the SEC, including shares held in retirement accounts, indirect ownership and jointly held shares. Once an Executive or director has achieved the ownership guideline, he or she remains in compliance with the ownership guidelines regardless of changes in base salary or stock price, as long as he or she retains the same number of shares or a higher amount. However, if an Executive were promoted to CEO, President or CFO with a salary increase, the Executive would have three years to satisfy the new stock ownership requirement for the new position and base salary.

     Senior Management Succession The topic of Senior Management succession is discussed and reviewed at least annually at Fulton. At the December 2010 Executive Committee meeting, senior officers in Fulton’s Human Resources department discussed and reviewed the succession planning processes used by management to identify successors for each Executive at Fulton.

Human Resources Committee Report

     The HR Committee reviewed and discussed the Compensation Discussion and Analysis with management at their March 14, 2011 meeting and, based on the review and discussions, the HR Committee recommended to the Board of Directors that the Compensation Discussion and Analysis above be included with or incorporated in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2010, and the 2011 annual proxy statement, as applicable.

     As described above in the Compensation Discussion and Analysis section, during Fulton’s TARP Assistance Period, the HR Committee reviewed Fulton’s compensation policies and practices for all employees, including the Executives, and determined that the compensation programs in which the Executives participate were not designed in a way that would encourage them to take unnecessary and excessive risks, and that our compensation programs, in general, were not structured in a way that posed unnecessary risks and did not encourage the manipulation of reported earnings to enhance any employee’s compensation.

     In performing its compensation risk evaluation, the HR Committee also met with the senior risk officer regarding the material risks facing Fulton, and consulted with human resources personnel about the compensation plans. In addition, the HR Committee considered that the Treasury Rules limit the Executive’s 2010 annual cash incentive awards and 2010 equity awards, that each Executive’s incentive compensation is subject to forfeiture if it is determined that the payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, and that the 2010 awards to the Executives under the Variable Plan and 2004 Stock Plan were required to be approved by the HR Committee and the Board of Directors.

     Based on the foregoing, the HR Committee concluded in 2010 that the compensation plans in which the Executives participate did not encourage them to engage in unnecessary and excessive risks that threaten the value of Fulton, that Fulton’s employee compensation programs were not structured in a way that poses unnecessary risks and did not encourage the manipulation of reported earnings to enhance the compensation of any employee, and that Fulton’s compensation policies and practices did not create risks that are reasonably likely to have a material adverse effect on Fulton.

     Accordingly, the HR Committee certifies that during Fulton’s TARP Assistance Period: (1) it has reviewed with the senior risk officer the Fulton Executive compensation plans and has made all reasonable efforts to ensure that these plans do not encourage Fulton’s Executives to take unnecessary and excessive risks that threaten the value of Fulton; (2) it has reviewed with the senior risk officer the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Fulton; and (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Fulton to enhance the compensation of any employee.

Human Resources Committee

Patrick J. Freer, Chair
Joe N. Ballard
Craig A. Dally
George W. Hodges
Donald W. Lesher, Jr.

SUMMARY COMPENSATION TABLE

Name and Principal	Year	Salary1	Bonus2	Stock	Option	Non-Equity	Change in	All Other	Total
Position				Awards3	Awards4	Incentive	Pension	Compensa-
						Plan	Value and	tion7
						Compensa-	Non-
						tion5	qualified
							Deferred
							Compen-
							sation
							Earnings6

		($)	($)	($)	($)	($)	($)	($)	($)
R. Scott Smith, Jr. Chairman and Chief Executive Officer of Fulton	2010	809,007	0	355,853	0	220,898	0	127,235	1,512,993
	2009	793,742	0	113,569	0	203,595	0	106,700	1,217,606
	2008	786,697	0	32,546	17,859	0	0	104,924	942,026
E. Philip Wenger President and Chief Operating Officer of Fulton	2010	433,173	0	224,652	0	82,794	0	80,572	821,191
	2009	425,000	0	59,251	0	68,850	0	72,098	625,199
	2008	369,231	0	16,980	9,318	0	0	66,768	462,297
Charles J. Nugent Senior Executive Vice President and Chief Financial Officer of Fulton	2010	502,889	0	187,207	0	96,119	0	85,431	871,646
	2009	493,400	0	88,879	0	86,592	0	74,517	743,388
	2008	489,939	0	25,471	13,977	0	0	74,758	604,145
James E. Shreiner Senior Executive Vice President of Fulton	2010	333,289	0	168,484	0	58,438	0	61,091	621,302
	2009	327,000	0	59,251	0	51,503	0	55,080	492,834
	2008	322,154	0	16,980	9,318	0	0	49,920	398,372
Craig H. Hill Senior Executive Vice President of Fulton	2010	231,365	0	119,906	0	44,222	0	38,733	434,226
	2009	227,000	0	59,251	0	36,774	0	39,932	362,957
	2008	222,777	0	16,980	9,318	0	0	47,911	296,986
____________________

1 Represents the 2008, 2009 and 2010 base salary amounts earned for each of the Executives named in this table. On January 18, 2011, the HR Committee and Board approved base salary adjustments for the Executivesfor Messrs. Smith, Wenger, Nugent, Shreiner and Hill of $850,000, $525,000, $520,000, $375,000 and $260,000, respectively. These changes to annual base salary are effective April 1, 2011.

2 The HR Committee did not award any bonus payments in 2008, 2009 or 2010 to the Executives.

3 Amounts represent the grant date fair values of the restricted stock awards. There were no forfeitures of restricted stock during 2008, 2009 and 2010 by any of the Executives. The per-share fair value of shares awarded in 2008, 2009 and 2010 was $9.965, $5.27 and $9.475, respectively, which is equal to the average of the high and low trading prices of Fulton stock on July 1, 2008, July 1, 2009 and July 1, 2010, the date the shares were awarded. The number of 2008 restricted stock shares awarded to Messrs. Smith, Wenger, Nugent, Shreiner and Hill was 3,266, 1,704, 2,556, 1,704 and 1,704, respectively. The number of 2009 restricted stock shares awarded to Messrs. Smith, Wenger, Nugent, Shreiner and Hill was 21,550, 11,243, 16,865, 11,243 and 11,243, respectively. The number of 2010 restricted stock shares awarded to Messrs. Smith, Wenger, Nugent, Shreiner and Hill was 37,557, 23,710, 19,758, 17,782 and 12,665, respectively.

4 Amounts represent the grant date fair values of the options. The per-option fair value of options granted in 2008 was $0.905. Discussion of the significant assumptions used to determine these fair values can be found in Note M “Stock-Based Compensation Plans and Shareholders’ Equity,” which starts on page 91 in the Notes to Consolidated Financial Statements, located in the Fulton Financial Corporation Annual Report on Form 10-K for the year ended December 31, 2010. The number of 2008 options granted to Messrs. Smith, Wenger, Nugent, Shreiner and Hill was 19,734, 10,296, 15,444, 10,296 and 10,296, respectively. There were no option awards in 2009 and 2010 because the Treasury Rules prohibited Fulton from making any option awards to the Executives. There were no forfeitures of options during 2008 or 2009 by any of the Executives. The 2000 grant expired in 2010, including the following number of options by Executive: Smith – 30,580; Wenger – 13,295; Nugent – 28,679; Shreiner – 16,333; Hill – 9,497.

5 No Non-Equity Incentive Plan Compensation cash payments were paid to the Executives for 2008 because Fulton did not achieve its 2008 performance threshold established for the Variable Plan. Amounts listed for 2009 and 2010 are prorated awards approved by the HR Committee on March 15, 2010 and March 14, 2011 for 2009 and 2010 performance, respectively, pursuant to Fulton’s Variable Plan. The Executive awards were for performance at or above target amounts under the Variable Plan. The initial 2009 awards for Messrs. Smith, Wenger, Nugent, Shreiner and Hill were $452,433, $153,000, $192,426, $114,450 and $81,720, respectively. However, the 2009 awards were reduced by approximately 55% to reflect the portion of the 2009 performance period occurring after June 15, 2009 as required by the Treasury Rules. The initial 2010 awards for Messrs. Smith, Wenger, Nugent, Shreiner and Hill were $480,214, $179,988, $208,955, $127,040 and $96,135, respectively. However, the 2010 awards were reduced by approximately 54% to reflect the portion of the 2010 performance period occurring before the repayment of CPP Funds on July 14, 2010 as required by the Treasury Rules. A further description of the reduction of the 2009 and 2010 Variable Plan awards can be found on page 31.

6 Fulton has determined that the Executives did not receive above-market earnings on their nonqualified deferred compensation accounts and therefore such earnings are not required to be reported in this table column for 2008, 2009 and 2010. All participants in the nonqualified deferred compensation plan, which also includes senior managers other than the Executives, are permitted to select various investment options listed in footnote 2 of the “Nonqualified Deferred Compensation Table” on page 44. The rate of return for an individual participant’s account is based on the performance of the various standard investment options selected by each participant.

7 All Other Compensation includes Fulton’s payments for Qualified Profit Sharing Plan Contributions, Qualified Employer Matching Contributions, Nonqualified Profit Sharing Plan Contributions, Nonqualified Employer Matching Contributions, club membership fees, use of company provided automobiles, certain travel expenses where spouses traveled with the executives and attended Fulton events, plus other personal benefits received by the Executive. The methodology to calculate the aggregate incremental cost of perquisites and other personal benefits was to use the amount disbursed for the items. Where a benefit involved assets owned by Fulton, an estimate of the incremental cost was used. For 2010, amounts for vehicles include the cost of related items attributed to the company provided vehicle including depreciation, gasoline, maintenance and annual insurance premium estimate of $849 for each vehicle on Fulton’s corporate auto policy. The “Other Perquisites” column includes spousal travel, employee service awards paid to all employees for achieving certain years of service and other small benefits that individually are less than ten percent of all perquisites received by the Executive. The breakdown and total of all other compensation for each Executive for 2008, 2009 and 2010 is shown in the following table:

		Qualified	Nonqualified	Club	Use of	Other	Total All Other
Name	Year	Retirement	Retirement	Memberships	Company	Perquisites	Compensation
		Plan Company	Plan Company		Provided
		Contribution	Contribution		Automobiles
		($)	($)	($)	($)	($)	($)
R. Scott Smith, Jr.	2010	24,500	76,760	9,955	15,589	431	127,235
	2009	24,500	54,874	12,026	14,888	412	106,700
	2008	23,000	55,692	11,206	11,324	3,702	104,924
E. Philip Wenger	2010	24,500	25,702	12,532	16,560	1,278	80,572
	2009	24,500	18,000	14,685	14,585	328	72,098
	2008	23,000	13,923	14,178	14,911	756	66,768
Charles J. Nugent	2010	24,500	34,448	12,600	13,218	665	85,431
	2009	24,500	24,840	13,101	11,634	442	74,517
	2008	23,000	25,994	12,358	10,239	3,167	74,758
James E. Shreiner	2010	24,500	14,005	9,171	12,911	504	61,091
	2009	24,500	8,200	9,552	12,828	0	55,080
	2008	23,000	9,458	9,128	7,910	424	49,920
Craig H. Hill	2009	18,001	1,157	9,375	9,039	1,161	38,733
	2009	22,700	0	13,101	4,065	66	39,932
	2008	19,823	0	12,303	14,248	1,537	47,911

GRANTS OF PLAN BASED AWARDS TABLE

Name	Grant	Approval	Estimated Future or Possible			Estimated Future or			All Other	All Other	Exercise	Closing	Grant
	Date1	Date2	Payouts Under Non-Equity			Possible Payouts Under			Stock	Option	or Base	Price on	Date Fair
			Incentive Plan Awards3			Equity Incentive Plan			Awards:	Awards:	Price of	Grant	Value of
						Awards			Number	Number of	Option	Date6	Stock and
			Thresh-	Target	Maxi-	Thresh-	Target	Maxi-	of Shares	Securities	Awards		Option
			old		mum	old		mum	of Stock	Underlying			Awards7
									or Units4	Options5

			($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($/Sh)	($)
R. Scott Smith, Jr.	7/1/2010	6/15/2010	-	-	-	-	-	-	37,557	-	-	9.43	355,853
R. Scott Smith, Jr.	-	3/15/2011	198,436	396,871	793,742	-	-	-	-	-	-	-	-
E. Philip Wenger	7/1/2010	6/15/2010	-	-	-	-	-	-	23,710	-	-	9.43	224,652
E. Philip Wenger	-	3/15/2011	74,375	148,750	255,000	-	-	-	-	-	-	-	-
Charles J. Nugent	7/1/2010	6/15/2010	-	-	-	-	-	-	19,758	-	-	9.43	187,207
Charles J. Nugent	-	3/15/2011	86,345	172,690	296,040	-	-	-	-	-	-	-	-
James E. Shreiner	7/1/2010	6/15/2010	-	-	-	-	-	-	17,782	-	-	9.43	168,484
James E. Shreiner	-	3/15/2011	57,225	114,450	196,200	-	-	-	-	-	-	-	-
Craig H. Hill	7/1/2010	6/15/2010	-	-	-	-	-	-	12,665	-	-	9.43	120,001
Craig H. Hill	-	3/15/2011	39,725	79,450	136,200	-	-	-	-	-	-	-	-
____________________

1 Grants to the Executives in this table include a July 1, 2010 restricted stock award.

2 Fulton approved the restricted stock awards at the June 15, 2010 HR Committee and Board meetings, with a future grant date of July 1, 2010. The low trading, high trading, closing, and average of high/low trading prices of Fulton stock on June 15, 2010 were $9.86, $10.21, $10.18 and $10.035, respectively. Fulton approved a non-equity incentive plan award under the Variable Plan on March 15, 2011. This Variable Plan award was based on 2010 performance.

3 The Executives were eligible to receive a cash bonus award for 2010 under the Variable Plan that is discussed on page 31 and these awards are calculated on base salary as of January 1, 2010. However, due to TARP the Treasury Rules required a reduction of the Variable Plan awards by approximately 54% and the award amounts and details are further described in note 5 in the Summary Compensation Table on page 39.

4 The restricted shares awarded pursuant to the 2004 Stock Plan on July 1, 2010 shall vest upon the later to occur of: (i) a cliff vesting three years after the date of the grant; or (ii) such time as, and to the extent that, Fulton and the Executive have satisfied all of the applicable requirements for partial or full vesting provided by EESA and the Treasury Rules.

5 The Executives did not receive any options for 2010 performance.

6 Closing price of Fulton stock was $10.18 on the June 15, 2010 approval date.

7 Statement 123R Fair Value of restricted shares awarded for 2010 performance based on the July 1, 2010 fair value per share value was $9.475. There can be no assurance that the Executives will realize the amounts listed in the future.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards1					Stock Awards2
Name	Number of	Number of	Equity	Option	Option	Number	Market	Equity	Equity
	Securities	Securities	Incentive	Exercise	Expiration	of Shares	Value of	Incentive	Incentive
	Underlying	Underlying	Plan	Price	Date	or Units of	Shares or	Plan	Plan
	Unexercised	Unexercised	Awards:	($)		Stock That	Units of	Awards:	Awards:
	Options	Options	Number of			Have Not	Stock That	Number of	Market
	(#)	(#)	Securities			Vested	Have Not	Unearned	or Payout
	Exercisable	Unexercisable3	Underlying			(#)4	Vested	Shares,	Value of
			Unexercised				($)5	Units or	Unearned
			Unearned					Other	Shares,
			Options					Rights	Units or
			(#)					That Have	Other Rights
								Not Vested	That Have
								(#)	Not Vested
									($)
R. Scott Smith, Jr.	41,603	0	0	11.32	6/30/2011	-	-	-	-
R. Scott Smith, Jr.	41,530	0	0	13.35	6/30/2012	-	-	-	-
R. Scott Smith, Jr.	41,344	0	0	14.44	6/30/2013	-	-	-	-
R. Scott Smith, Jr.	72,189	0	0	15.38	6/30/2014	-	-	-	-
R. Scott Smith, Jr.	65,625	0	0	17.12	6/30/2015	-	-	-	-
R. Scott Smith, Jr.	46,000	0	0	15.89	6/30/2016	-	-	-	-
R. Scott Smith, Jr.	46,000	0	0	14.415	6/30/2017	-	-	-	-
R. Scott Smith, Jr.	13,156	6,578	0	9.965	6/30/2018	-	-	-	-
R. Scott Smith, Jr.	-	-	-	-	-	63,030	651,726	0	0
E. Philip Wenger	18,090	0	0	11.32	6/30/2011	-	-	-	-
E. Philip Wenger	19,898	0	0	13.35	6/30/2012	-	-	-	-
E. Philip Wenger	20,673	0	0	14.44	6/30/2013	-	-	-	-
E. Philip Wenger	45,939	0	0	15.38	6/30/2014	-	-	-	-
E. Philip Wenger	40,687	0	0	17.12	6/30/2015	-	-	-	-
E. Philip Wenger	24,000	0	0	15.89	6/30/2016	-	-	-	-
E. Philip Wenger	24,000	0	0	14.415	6/30/2017	-	-	-	-
E. Philip Wenger	6,864	3,432	0	9.965	6/30/2018	-	-	-	-
E. Philip Wenger	-	-	-	-	-	37,012	382,708	0	0
Charles J. Nugent	35,815	0	0	11.32	6/30/2011	-	-	-	-
Charles J. Nugent	35,742	0	0	13.35	6/30/2012	-	-	-	-
Charles J. Nugent	35,832	0	0	14.44	6/30/2013	-	-	-	-
Charles J. Nugent	63,001	0	0	15.38	6/30/2014	-	-	-	-
Charles J. Nugent	56,437	0	0	17.12	6/30/2015	-	-	-	-
Charles J. Nugent	36,000	0	0	15.89	6/30/2016	-	-	-	-
Charles J. Nugent	36,000	0	0	14.415	6/30/2017	-	-	-	-
Charles J. Nugent	10,296	5,148	0	9.965	6/30/2018	-	-	-	-
Charles J. Nugent	-	-	-	-	-	39,663	410,112	0	0
James E. Shreiner	20,260	0	0	11.32	6/30/2011	-	-	-	-
James E. Shreiner	21,706	0	0	13.35	6/30/2012	-	-	-	-

James E. Shreiner	20,673	0	0	14.44	6/30/2013	-	-	-	-
James E. Shreiner	45,939	0	0	15.38	6/30/2014	-	-	-	-
James E. Shreiner	40,687	0	0	17.12	6/30/2015	-	-	-	-
James E. Shreiner	24,000	0	0	15.89	6/30/2016	-	-	-	-
James E. Shreiner	24,000	0	0	14.415	6/30/2017	-	-	-	-
James E. Shreiner	6,864	3,432	0	9.965	6/30/2018	-	-	-	-
James E. Shreiner	-	-	-	-	-	31,066	321,221	0	0
Craig H. Hill	11,758	0	0	11.32	6/30/2011	-	-	-	-
Craig H. Hill	9,407	0	0	13.35	6/30/2012	-	-	-	-
Craig H. Hill	9,648	0	0	14.44	6/30/2013	-	-	-	-
Craig H. Hill	19,689	0	0	15.38	6/30/2014	-	-	-	-
Craig H. Hill	21,000	0	0	17.12	6/30/2015	-	-	-	-
Craig H. Hill	24,000	0	0	15.89	6/30/2016	-	-	-	-
Craig H. Hill	24,000	0	0	14.415	6/30/2017	-	-	-	-
Craig H. Hill	6,864	3,432	0	9.965	6/30/2018	-	-	-	-
Craig H. Hill	-	-	-	-	-	25,933	268,146	0	0
____________________

1 The number of securities underlying the options and the option exercise price has been adjusted for stock dividends and stock splits, if any that have occurred since the option grant date.

2 Restricted stock awards listed were granted July 1, 2008, July 1, 2009, and July 1, 2010. Pursuant to the 2004 Stock Plan, dividends paid by Fulton on restricted stock awards are reinvested and subject to the same restrictions of the original award. Therefore, the number of securities underlying the restricted stock awards has been adjusted as of December 31, 2010 for dividends that have occurred since the grant date. As of December 31, 2010, the July 1, 2008 awards to Messrs. Smith, Wenger, Nugent, Shreiner and Hill were 3,458, 1804, 2,707, 1,804 and 1,804, respectively, and the July 1, 2009 awards to Messrs. Smith, Wenger, Nugent, Shreiner and Hill were 21,897, 11,424, 17,136, 11,424 and 11,424, respectively, the July 1, 2010 awards to Messrs. Smith, Wenger, Nugent, Shreiner and Hill were 37,675, 23,784, 19,820, 17,838 and 12,705, respectively.

3 Options with an expiration date of June 30, 2018 vested or will vest as follows: one third on July 1, 2009, one third on July 1, 2010 and the remaining options will vest on July 1, 2011.

4 The restricted stock awards cliff vest three years from the date of the original grant, except for the restricted shares granted in 2010 which have additional requirements for vesting pursuant to the Treasury Rules.

5 Market value of restricted shares is based on the December 31, 2010 closing price of $10.34.

OPTION EXERCISES AND STOCK VESTED TABLE1

	Option Awards		Stock Awards
Name	Number of	Value Realized	Number of	Value Realized
	Shares	on Exercise	Shares	on Vesting
	Acquired		Acquired
	on Exercise		on Vesting
	(#)	($)	(#)	($)
R. Scott Smith, Jr.	0	0	0	0
E. Philip Wenger	0	0	0	0
Charles J. Nugent	0	0	0	0
James E. Shreiner	0	0	0	0
Craig H. Hill	0	0	0	0
____________________

1 The Executives did not exercise any options or receive any stock as the result of vesting during 2010.

PENSION BENEFITS TABLE 1

Name	Plan Name	Number of Years	Present	Payments During
		Credited Service	Value of Accumulated	Last Fiscal Year
Benefit
		(#)	($)	($)
R. Scott Smith, Jr.	NA	-	-	-
E. Philip Wenger	NA	-	-	-
Charles J. Nugent	NA	-	-	-
James E. Shreiner	NA	-	-	-
Craig H. Hill	NA	-	-	-
____________________

1 In 2010, none of the Executives participated in or had an account balance in any qualified or nonqualified defined benefit plans sponsored by Fulton or any Fulton affiliate bank.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive	Registrant	Aggregate Earnings	Aggregate	Aggregate Balance
	Contributions in Last	Contributions in Last	in Last FY 2	Withdrawals/	at Last FYE 3
	FY	FY 1		Distributions
	($)	($)	($)	($)	($)
R. Scott Smith, Jr.	38,380	76,760	84,743	0	945,241
E. Philip Wenger	12,851	25,702	8,192	0	152,944
Charles J. Nugent	17,224	34,448	42,064	0	467,902
James E. Shreiner	6,996	14,005	12,165	0	110,550
Craig H. Hill	0	1,157	0	0	1,157
____________________

1 Fulton’s contributions toward nonqualified deferred compensation for each of the Executives are listed in this column. See the table contained in footnote 7 of the Summary Compensation Table on page 39. Amounts listed as registrant contributions in this Nonqualified Deferred Compensation Table are also included as part of the Executives’ “Total All Other Compensation” in the Summary Compensation Table. 2010 contributions were credited to each of the Executive’s accounts in January 2011.

2 The Executives direct the investment of their nonqualified deferred compensation contributions into various standard investment options offered from a set menu of investment funds. In 2010, the available investment funds included Goldman Sachs Fin’l Institutional Money Market Fund #474 (FSMXX), Goldman Sachs Fin’l Square Government Fund #465 (FGTXX), Goldman Sachs Core Fixed Income Institutional (GSFIX), Federated Total Return Bond Fund (FTRBX), Vanguard Windsor II - Admiral Shares (VWNAX), T. Rowe Price Growth Stock (PRGFX), Vanguard 500 Index Fund (VFINX), Goldman Sachs Growth Opportunities I (GGOIX), Vanguard Small Cap Index Blend (NAESX), Fidelity Adv Small Cap I (FSCIX) and Fidelity Adv Diversified International I (FDVIX). The Executives may change their individual elections by completing a new election form. A discussion of the Deferred Compensation Agreements and Defined Benefit Pension Plans is included on page 35.

3 Balances include the 2010 contributions made by Fulton and credited to the Executives’ accounts in January 2011.

POTENTIAL PAYMENTS UPON TERMINATION
AND GOLDEN PARACHUTE COMPENSATION TABLE

Name	Cash ($)	Equity ($)	Pension/NQDC ($)	Perquisites/	Tax	Other ($)	Total ($)
				Benefits ($)	Reimbursement ($)
Voluntary Termination1 or Termination for Cause as of December 31, 2010 2 3
R. Scott Smith, Jr.	0	4,934	0	0	0	0	4,934
E. Philip Wenger	0	2,574	0	0	0	0	2,574
Charles J. Nugent	0	3,861	0	0	0	0	3,861
James E. Shreiner	0	2,574	0	0	0	0	2,574
Craig H. Hill	0	2,574	0	0	0	0	2,574
Termination Without Cause or for Good Reason – Before a Change in Control as of December 31, 20104 5
R. Scott Smith, Jr.	1,627,172	4,934	0	24,000	0	0	1,656,106
E. Philip Wenger	435,625	2,574	0	12,000	0	0	450,199
Charles J. Nugent	1,011,470	3,861	0	24,000	0	0	1,039,331
James E. Shreiner	335,175	2,574	0	12,000	0	0	349,749
Craig H. Hill	232,675	2,574	0	12,000	0	0	247,249
Termination Without Cause or for Good Reason - Upon or After a Change in Control as of December 31, 20106 7 8 9
R. Scott Smith, Jr.	3,103,453	659,126	310,345	106,000	1,324,084	0	5,503,008
E. Philip Wenger	1,036,839	386,569	103,684	70,000	444,256	0	2,041,348
Charles J. Nugent	1,805,563	415,903	180,556	106,000	794,483	0	3,302,506
James E. Shreiner	787,226	325,082	78,723	70,000	0	0	1,261,031
Craig H. Hill	553,794	272,007	55,379	70,000	246,871	0	1,198,051
Termination Due to Retirement as of December 31, 201010 11
R. Scott Smith, Jr.	0	269,571	0	2,350	0	0	271,921
E. Philip Wenger	0	140,641	0	2,575	0	0	143,216
Charles J. Nugent	0	210,966	0	2,025	0	0	212,991
James E. Shreiner	0	140,641	0	2,475	0	0	143,116
Craig H. Hill	0	140,641	0	2,375	0	0	143,016
Termination Due to Disability as of December 31, 201012 13
R. Scott Smith, Jr.	894,945	659,126	0	18,000	0	0	1,572,070
E. Philip Wenger	479,188	386,569	0	18,000	0	0	883,757
Charles J. Nugent	556,309	415,903	0	18,000	0	0	990,212
James E. Shreiner	368,693	325,082	0	18,000	0	0	711,775
Craig H. Hill	255,943	272,007	0	18,000	0	0	545,949
Termination Due to Death as of December 31, 201014 15 16
R. Scott Smith, Jr.	1,627,172	659,126	0	0	1,043,388	250,000	3,579,686
E. Philip Wenger	871,250	386,569	0	0	558,670	250,000	2,066,489
Charles J. Nugent	1,011,470	415,903	0	0	648,583	0	2,075,956
James E. Shreiner	670,350	325,082	0	0	429,847	250,000	1,675,279
Craig H. Hill	465,350	272,007	0	0	298,395	250,000	1,285,752

____________________

1 Voluntary Termination. In the event an Executive’s employment is voluntarily terminated by the Executive other than for “Good Reason,” which is defined in the Employment Agreements and described in footnote 4 below, Fulton’s obligations are limited to the payment of the Executive’s base salary through the effective date of the Executive’s termination date, together with any applicable expense reimbursements and all accrued and unpaid benefits and vested benefits in accordance with the applicable employee benefit plans. No other payments are required and under the 2004 Stock Plan, unexercisable stock options and unvested restricted stock grants are forfeited by the Executive as a result of voluntary termination.

2 Termination For Cause. If an Executive’s employment is terminated for “Cause,” Fulton is not obligated to make any further payments to the Executive under the Employment Agreement, other than amounts (including salary, expense reimbursement, etc.) accrued under the Employment Agreements as of the date of such termination. Under the 2004 Stock Plan, unexercised stock options and unvested restricted stock grants are forfeited by an Executive terminated for Cause, which is defined in the Employment Agreement to include an act of dishonesty constituting a felony, use of alcohol or other drugs which interferes with the performance by the Executive of the Executive’s duties, intentional refusal by the Executive to perform duties, or conduct that brings public discredit on or injures the reputation of the Corporation.

3 Equity amount listed is the value of vested stock options as of December 31, 2010.

4 Termination Without Cause or for Good Reason - Before a Change in Control. If an Executive terminates the Executive’s employment for Good Reason or his employment is terminated by Fulton “Without Cause,” defined in the Employment Agreement to include any reason other than for Cause, the Executive is entitled to receive his base salary for a specified period of time and, in the sole discretion of Fulton, the Executive also may receive an additional cash bonus. For Messrs. Smith and Nugent, the specified period of time is two years. For the other Executives, that period is one year. After a termination Without Cause or for Good Reason, which includes a breach by Fulton of its material obligations without remedy, a significant change in the Executive’s authority, duties, compensation or benefits, or a relocation of the Executive outside a certain distance from where he previously was based, the Executive also would continue to participate in employee health and other benefit plans for which the Executive is eligible during the specified time period. If the Executive is not eligible to continue to participate in any employee benefit plan, the Executive will be compensated on an annual basis for such plan at Fulton’s cost plus a gross up for any taxes applicable thereto. Under the 2004 Stock Plan, unexercised stock options and unvested restricted stock grants are forfeited by an Executive terminated for Without Cause or for Good Reason.

5 Cash amount is 2010 base salary times multiple. The amounts listed under Cash assumes no discretionary bonus was paid to the Executives by Fulton. Equity amount listed is the value of vested stock options as of December 31, 2010. Perquisites/Benefits include a monthly estimate of $1,000 for the value of health and benefit expenses paid by Fulton for the severance period attributed to each Executive.

6 Termination Without Cause or for Good Reason - Upon or After a Change in Control. The Executives and other employees have contributed to the building of Fulton into the successful enterprise that it is today, and Fulton believes that it is important to protect them in the event of a “Change in Control.” Further, Fulton believes that the interests of shareholders will be best served if the interests of the Executives are aligned with them, and providing Change in Control benefits should eliminate or mitigate any reluctance of the Executives to pursue potential Change in Control transactions that may be in the best interests of shareholders. Based on a review in 2006 by the Hay Group of typical Change in Control provisions offered by Fulton’s peers and the recommendation of the Hay Group, Fulton determined that the potential Change in Control benefits it offers the Executives are typical for the financial services industry and reasonable relative to the overall value of Fulton.

     A Change in Control is defined in the Employment Agreements to include the acquisition of the beneficial ownership of more than fifty percent of the total fair market value or voting power of the stock of Fulton by any one person or group of persons acting in concert, a change in the composition of the Board of Fulton during any period of twelve consecutive months such that a majority of the Board is replaced by directors whose appointment was not endorsed by a majority of the Board before such appointment or election, the acquisition by any person or group of persons acting in concert during any twelve month period of thirty percent or more of the total voting power of the stock of Fulton or of forty percent or more of the total assets (on a gross fair value basis) of Fulton. If, during the period beginning ninety days before a Change in Control and ending two years after such Change in Control, an Executive is terminated by Fulton Without Cause or an Executive resigns for Good Reason, Fulton is required to pay the Executive a multiple of the sum of the Executive’s: (i) annual base salary immediately before the Change in Control; and (ii) the highest annual cash bonus or other incentive compensation awarded to the Executive over the prior three years. The Executive also is entitled to receive: (i) an amount equal to that portion of Fulton’s retirement plan, 401(k) plan or deferred compensation plan contributions for the Executive which were not vested, plus the amount of any federal, state or local income taxes due on such amount; (ii) payment of up to $10,000 for outplacement services; and (iii) continuation of other employee benefits to the same extent provided to employees generally for the multiple period. The HR Committee set the Change in Control payment multiple at three years in the Employment Agreements for Messrs. Smith and Nugent because this was the multiple used in their prior severance agreements. For Messrs. Wenger, Shreiner and Hill, the HR Committee set the multiple at two years.

     The Employment Agreements provide that, in the event any payment or distribution by Fulton to or for the benefit of an Executive would be subject to excise tax as a Golden Parachute, the Executive will be entitled to receive an additional payment equal to the total excise tax imposed. The determination that a “gross up” payment is required and its amount is to be made by an accounting firm, and Fulton is responsible for the accounting firm’s fees and expenses. The Hay Group advised the HR Committee in 2006 that this “gross up provision” was a typical provision in such agreements. In keeping with Fulton’s objective to offer a competitive contract, this provision was included in the Employment Agreements for all of the Executives. Generally, the 2004 Stock Plan provides for vesting of unexercised stock options and restricted shares upon a Change in Control, disability, retirement or death of an Executive.

7 Cash amount is 2010 base salary and 2010 Variable Plan cash incentive award paid times applicable multiple. Equity amount is the value of all “in the money” options and restricted stock as of December 31, 2010. Perquisites/Benefits include $10,000 for outplacement services, $2,000 per month for club memberships, vehicle and other expenses paid by Fulton for the severance period attributed to each Executive.

8 Amount listed under Pension/NQDC represents the aggregate dollar value of Fulton’s contributions to 401(k) and other retirement benefits as a result of this termination event.

9 All the Executives are eligible to receive Tax Reimbursement for any excise tax imposed for this termination event pursuant to their Employment Agreements. The amounts under Tax Reimbursements for all the Executives were calculated as of December 31, 2010, and while Mr. Shreiner is eligible for a tax gross up payment under his Employment Agreement, his individual 280G calculation did not result in a Tax Reimbursement payment.

10 Termination Due to Retirement. In the event an Executive terminates his employment due to retirement upon attaining age sixty-five, Fulton is obligated to pay the Executive’s base salary through the effective date of the Executive’s retirement, together with any applicable expense reimbursements and all accrued and unpaid benefits and vested benefits in accordance with the applicable employee benefit plans. Fulton would have no further obligation under the Employment Agreement; however, assuming that each Executive attained the age of sixty-five and retired December 31, 2010, each would have received a lump sum payment of $25 for each year of service, a payment made to all retiring employees, plus each would have received retiree health benefits, as a supplement to the Executives’ Medicare benefits at sixty-five, at an annual estimated cost to Fulton of approximately $1,500.

       In the event an Executive terminates employment due to retirement upon attaining age sixty, and the Executive has ten or more years of consecutive service with Fulton, subject to the Treasury Rules, unvested options and restricted shares awarded under Fulton’s option plans would automatically vest. Assuming that all the Executives attained the age of sixty and retired December 31, 2010, some of their options would have value because they have option exercise prices below the $10.34 closing price of Fulton common stock on December 31, 2010. The Executives would have two years from the date of retirement to exercise their options in accordance with the terms of the awards. The value of the stock options and restricted shares that would vest upon retirement is shown in the “Outstanding Equity Awards at Fiscal Year-End Table” on page 42, subject to the Treasury Rules applicable to the 2010 awards.

11 Equity amount is the value of all “in the money” options and restricted stock as of December 31, 2010, except 2010 restricted stock awards which, pursuant to the Treasury Rules, do not vest upon retirement unless the Executive has completed two years of service after receiving the award. Perquisites/Benefits include a lump sum service award and $1,500 which is an estimate of Fulton’s annual cost of Medicare supplement benefits for the Executive.

12 Termination Due to Disability. Following an Executive’s “Disability,” defined in the Employment Agreements to be a medically determinable physical or medical impairment that is expected to result in death or to last for at least twelve months, and that either renders the Executive unable to engage in any substantial gainful activity or qualifies the Executive for benefits under a Fulton disability plan, the employment of the Executive would terminate automatically, in which event Fulton is not thereafter obligated to make any further payments under the Employment Agreement, other than amounts (including salary, expense reimbursement, etc.) accrued as of the date of such termination, plus an amount equal to at least six months’ base salary in effect immediately prior to the date of the Disability. After this six month salary continuation period, for as long as the Executive continues to be disabled, Fulton will continue to pay the Executive at least 60% of their base salary until the earlier of the Executive’s death or December 31 of the calendar year in which the Executive attains age sixty-five. To the extent it does not duplicate benefits already being provided, an Executive will also receive those benefits customarily provided by Fulton to disabled former employees, which benefits shall include, but are not limited to, life, medical, health, accident insurance and a survivor’s income benefit.

13 Cash amount is six months at full salary and then 60% of salary for next 12 months. Equity amount is the value of all “in the money” options and restricted stock as of December 31, 2010. Perquisites/Benefits include a monthly estimate of $1,000 for the value of health and benefit expenses paid by Fulton for 18 months.

14 Termination Due to Death. In the event of a termination of employment as a result of an Executive’s death, the Executive’s dependents, beneficiaries or estate, as the case may be, would receive such survivor’s income and other benefits as they may be entitled to under the terms of Fulton’s benefit programs, which includes the minimum $25,000 per year Survivors Benefit Life Insurance for ten years and the twice base salary amount plus tax under the Death Benefit Agreement described on page 35. Mr. Nugent is not eligible to receive the Survivors Benefit Life Insurance Payment because he was hired after the plan eligibility date.

15 Except for Mr. Nugent, the cash amount is twice the Executives’ 2010 base salary under the Death Benefit Agreement plus the Survivors Benefit Life Insurance payment. Mr. Nugent’s cash payment does not include the $250,000 for the Survivors Benefit Life Insurance which the other Executives are eligible to receive.

16 Equity amount is the value of all “in the money” options and restricted stockas of December 31, 2010.

NON-BINDING SAY ON PAY RESOLUTION TO APPROVE THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS – PROPOSAL THREE

     Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, Fulton is providing its shareholders with the opportunity to vote on an advisory (non-binding) resolution at this year’s Annual Meeting to approve Fulton’s executive compensation as described in the Compensation Discussion and Analysis, the tabular disclosures of the Named Executive Officers’ compensation (“Compensation Tables”), and other related information in this proxy statement. This proposal, commonly known as a “Say On Pay” proposal, gives shareholders the opportunity to endorse or not endorse Fulton’s Executive pay program. Because the stockholder vote is not binding, the outcome of the vote may not be construed as overruling any decision by Fulton’s Board of Directors or HR Committee regarding executive compensation.

     As further described in the “Compensation Discussion and Analysis” section of this proxy statement starting on page 23 Fulton’s executive compensation philosophy and program are intended to achieve three objectives: align interests of the Executives with shareholder interests; link more of the Executives’ pay to performance; and attract, motivate and retain executive talent. Fulton’s Executive compensation program currently includes a mix of base salary, incentive bonus, equity based plans, retirement plans, health plans and other benefits. Fulton believes that its compensation program, policies and procedures are reasonable and appropriate and compare favorably with the compensation programs, policies and procedures of its peers.

     The Board recommends that shareholders, in a non-binding proposal, vote “FOR” the following resolution:

     “RESOLVED, that the compensation paid to Fulton’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion and Analysis, the Compensation Tables and any related material contained in the Proxy Statement is hereby APPROVED.”

     Approval of the non-binding resolution regarding the compensation of the Named Executive Officers would require that the number of votes cast in favor of the proposal exceed the number of votes cast against it. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the proposal is approved.

     Because your vote is advisory, it will not be binding upon Fulton. However, Fulton’s HR Committee and Board will take into account the outcome of the vote when considering future Executive compensation arrangements, but no determination has been made as to what action the HR Committee or Board might take if shareholders do not approve this advisory proposal.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the non-binding resolution to approve the compensation of the Named Executive Officers.

NON-BINDING SAY WHEN ON PAY RESOLUTION FOR SHAREHOLDERS TO RECOMMEND THE
FREQUENCY OF FUTURE EXECUTIVE COMPENSATION VOTES – PROPOSAL FOUR

     The Dodd-Frank Act also enables our shareholders to indicate, in a non-binding vote, how frequently Fulton should seek a non-binding vote of shareholders to approve the compensation of our Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal Three included on page 48 of this proxy statement. By voting on this Proposal Four, commonly known as a “Say When On Pay” proposal, shareholders may indicate whether they would prefer an advisory vote to consider Named Executive Officer compensation to be provided to shareholders every one, two, or three years, or to abstain from voting on this matter.

     Fulton believes that an annual vote complements our goal to create a compensation program that enhances shareholder value. As described in the section titled “Compensation Discussion and Analysis,” our executive compensation program is designed to recruit, motivate and retain qualified officers and employees, and to be consistent with our philosophy that executive compensation should reflect Fulton’s overall performance and the contribution of its Executives to that performance.

     An annual vote will provide shareholders with the ability to evaluate our compensation program each year, allowing them to compare Fulton’s compensation program to the performance of Fulton since the last vote. In formulating its recommendation, our Board of Directors considered that an annual, non-binding vote on executive compensation will allow our shareholders to provide Fulton with regular and timely input on our compensation principles, policies and practices.

     Accordingly, the following resolution is submitted for shareholder vote at the 2011 Annual Meeting:

     “RESOLVED, that the shareholders, in a non-binding vote,are to choose whether the Corporation should offer shareholders the opportunity to have a non-binding vote to approve the compensation of the Named Executive Officers every one year, two years or three years.”

     Approval of the non-binding resolution regarding the frequency at which Fulton should hold a non-binding advisory vote to approve the compensation of its Named Executive Officers would require that the option receiving the greatest number of votes, even if not a majority of the votes cast, will be considered the frequency recommended by Fulton’s shareholders. Abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the determination as to whether the proposal is approved.

     Because your vote is non-binding and advisory, it will not be binding upon Fulton. However, Fulton’s HR Committee and Board of Directors will take into account the outcome of the vote when considering the frequency at which Fulton determines to hold an advisory vote of shareholders to approve the compensation of its Named Executive Officers.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote in favor of a ONE YEAR FREQUENCY at which Fulton should conduct a non-binding vote for shareholders to approve executive compensation.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     For the year ended December 31, 2010 and December 31, 2009, Fulton engaged KPMG LLP (“KPMG”), independent registered public accountants, to audit Fulton’s financial statements. The fees incurred for services rendered by KPMG for the years ended December 31, 2010 and 2009 are summarized in the following table.

	2010	2009
Audit Fees – Annual Audit and Quarterly Reviews(1)	$1,248,000	$1,248,000
Audit Fees – Issuance of Comfort Letters and Consents	162,760	0

Audit Fees Subtotal	1,410,760	1,248,000

Audit Related Fees	15,600	15,600
All Other Fees(2)	0	68,301

TOTAL	$1,426,360	$1,331,901

(1) Amounts presented for 2010 are based upon the audit engagement letter. Final billings for 2010 may differ.

(2) All Other Fees were for services rendered to the trust division (primarily for a SAS 70 report on the processing of transactions by the retirement services area).

     The appointment of KPMG for the fiscal year ended December 31, 2011 was approved by the Audit Committee of the Board of Directors of Fulton at a meeting on February 24, 2011. Representatives of KPMG are expected to be present at the 2011 Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

     The Audit Committee has carefully considered whether the provision of the non-audit services described above which were performed by KPMG in 2010 and 2009 would be incompatible with maintaining the independence of KPMG in performing its audit services and has determined that, in its judgment, the independence of KPMG has not been compromised.

     All fees paid to KPMG in 2010 and 2009 were pre-approved by the Audit Committee. The Audit Committee pre-approves all auditing and permitted non-auditing services, including the fees and terms thereof, to be performed by its independent auditor, subject to the de minimus exceptions for non-auditing services permitted by the Securities Exchange Act of 1934. However, these types of services are approved prior to completion of the services. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members, when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services. Any decisions of such subcommittees to grant pre-approvals are presented to the full Audit Committee for ratification at its next scheduled meeting.

     Based on its review and discussion of the audited 2010 financial statements of Fulton with management and KPMG, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. A copy of the report of the Audit Committee of its findings that resulted from its financial reporting oversight responsibilities is attached as Exhibit B.

RATIFICATION OF INDEPENDENT AUDITOR – PROPOSAL FIVE

     Fulton’s Audit Committee has selected the firm of KPMG to continue as Fulton’s independent auditor for the fiscal year ending December 31, 2011. Although shareholder approval of the selection of KPMG is not required by law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection as is the common practice with other publicly traded companies. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the majority of the votes cast is required to ratify the appointment of KPMG as Fulton’s independent auditor for the fiscal year ending December 31, 2011. If Fulton’s shareholders at the 2011 Annual Meeting do not approve this proposal, the Audit Committee will consider the results of the shareholder vote on this proposal when selecting an independent auditor for 2012, but no determination has been made as to what action, if any, the Audit Committee would take if shareholders do not ratify the appointment of KPMG.

     KPMG has conducted the audit of the financial statements of Fulton and its subsidiaries for the years ended December 31, 2002 through 2010. Representatives of KPMG are expected to be present at the meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote FOR ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2011.

ADDITIONAL INFORMATION

     A copy of the Annual Report of Fulton on Form 10-K as filed with the Securities and Exchange Commission, including financial statements, is available without charge to shareholders upon written request addressed to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604.

     The Fulton Annual Report on Form 10-K for year ended December 31, 2010 and proxy statement are posted and available on Fulton’s website at www.fult.com. Copies of the current governance documents and future updates, including but not limited to the Fulton Code of Conduct, Audit Committee Charter, HR Committee Charter, Nominating and Corporate Governance Committee Charter, Fulton’s Expenditure Policy and Fulton’s Corporate Governance Guidelines, are also posted and available on Fulton’s website at www.fult.com.

     Only one proxy statement is being delivered to multiple security holders sharing an address unless Fulton has received contrary instructions from one or more of the security holders. Fulton will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. Such a request should be made to the Corporate Secretary, Fulton Financial Corporation, P.O. Box 4887, Lancaster, Pennsylvania 17604, (717) 291-2411. Requests to receive a separate mailing for future proxy statements or to limit multiple copies to the same address should be made orally or in writing to the Corporate Secretary at the foregoing address or phone number.

     If you would like to reduce the costs incurred by Fulton in mailing proxy material, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please go to www.proxyvote.com and have your proxy card in hand when you access the website, then follow the instructions at www.proxyvote.com to obtain your records and to create an electronic voting instruction form. Follow the instructions for voting by Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

OTHER MATTERS

     The Board of Directors of Fulton knows of no matters other than those discussed in this Proxy Statement which will be presented at the 2011 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Fulton.

BY ORDER OF THE BOARD OF DIRECTORS

R. SCOTT SMITH, JR.
Chairman of the Board and
Chief Executive Officer

Lancaster, Pennsylvania
March 24, 2011

EXHIBIT A

FULTON FINANCIAL CORPORATION
2011 DIRECTORS’ EQUITY PARTICIPATION PLAN

TABLE OF CONTENTS

ARTICLE I. GENERAL PROVISIONS		1
1.1 - PURPOSES		1
1.2 - DEFINITIONS		1
1.3 - ADMINISTRATION		4
1.4 - TYPES OF GRANTS UNDER THE PLAN		4
1.5 - SHARES SUBJECT TO THE PLAN AND INDIVIDUAL AWARD LIMITATION		4
1.6 - ELIGIBILITY AND PARTICIPATION		4
ARTICLE II. STOCK AWARDS		5
2.1 - AWARD OF STOCK AWARDS		5
2.2 - STOCK AWARD AGREEMENTS		5
2.3 - AWARDS AND CERTIFICATES		5
2.4 - DIRECTORS FEES PAID IN THE FORM OF STOCK AWARDS		5
ARTICLE III. STOCK OPTIONS		6
3.1	- GRANT OF STOCK OPTIONS	6
3.2	- OPTION DOCUMENTATION	6
3.3	- EXERCISE PRICE; OPTION REPRICING PROHIBITIONS	6
3.4	- EXERCISE OF STOCK OPTIONS	6
3.5	- METHOD OF EXERCISE	7
ARTICLE IV. RESTRICTED STOCK AWARDS		8
4.1	- RESTRICTED STOCK AWARDS	8
4.2	- RESTRICTED STOCK AWARD AGREEMENTS	8
4.3	- AWARDS AND CERTIFICATES	8
4.4	- RESTRICTION PERIOD	8
4.5	- OTHER TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS	8
4.6	- TERMINATION OF BOARD SERVICE	8
4.7	- CHANGE IN CONTROL PROVISIONS	9
ARTICLE V. TAX WITHHOLDING		9
5.1	- NO ELECTIVE DEFERRAL OF PAYMENT	9
ARTICLE VI. OTHER PROVISIONS		9
6.1	- ADJUSTMENT IN NUMBER OF SHARES AND OPTION PRICES	9
6.2	- NO RIGHT TO CONTINUED BOARD SERVICE	10
6.3 - NONTRANSFERABILITY		10
6.4	- COMPLIANCE WITH GOVERNMENT REGULATIONS	10
6.5	- RIGHTS AS A SHAREHOLDER	10
6.6	- UNFUNDED PLAN	10
6.7	- FOREIGN JURISDICTION	11
6.8	- OTHER COMPENSATION PLANS	11
6.9	- TERMINATION OF BOARD SERVICE--CERTAIN FORFEITURES; CLAW-BACK	11
6.10 - SUBSTITUTED OR ASSUMED AWARDS		11
ARTICLE VII. AMENDMENT AND TERMINATION		11
7.1 - AMENDMENT AND TERMINATION		11
ARTICLE VIII. EFFECTIVE DATE AND DURATION OF PLAN		12
8.1	- EFFECTIVE DATE AND DURATION OF PLAN	12

FULTON FINANCIAL CORPORATION
2011 DIRECTORS’ EQUITY PARTICIPATION PLAN

ARTICLE I.
GENERAL PROVISIONS

1.1 - PURPOSES

     The purposes of the 2011 Directors’ Equity Participation Plan (the “Plan”) are to advance the long-term success of Fulton Financial Corporation (the “Company” or “Fulton”) and its subsidiaries and to increase shareholder value by providing the incentive of long-term stock-based compensation to non-employee members of the Board of Directors of the Company, of the boards of directors of the Company’s subsidiaries and of any advisory boards established by the Company or any of its subsidiaries.

     As stated in the Company’s Corporate Governance Guidelines (as amended from time to time, the “Governance Guidelines”), the Board of Directors of the Company believes that directors of the Company should be shareholders and have a financial interest in the Company to more closely align the interests of directors with those of shareholders. Thus, in the Governance Guidelines, the Board has adopted stock ownership guidelines (as amended from time to time, the “Ownership Guidelines”) that require the directors to acquire and continue to own a minimum amount of the Company’s Common Stock.

     The Plan is designed to: (1) encourage Company stock ownership by Participants (defined below) to further align their interests with the interests of shareholders of the Company; (2) ensure that the Company’s Non-Employee Director (defined below) compensation practices are competitive in the industry; and (3) assist in the attraction and retention of Non-Employee Directors including Non-Employee Directors who contribute to further the Company’s goal of achieving diversity on the Company’s Board through differences of viewpoints, professional experience, education and skills, as well as race, gender and national origin.

     The Company recognizes that, in some cases, the attraction and retention of Non-Employee Directors may require additional methods under which Non-Employee Directors may achieve compliance with the Ownership Guidelines. Thus, for example, the Company may elect to require Non-Employee Directors who have yet to achieve compliance with the Ownership Guidelines to accept a portion of their directors’ fees in the form of Stock Awards granted under the Plan.

1.2 - DEFINITIONS

     For the purpose of the Plan, the following terms shall have the meanings indicated:

     (a) “Affiliate” shall mean a parent or subsidiary corporation as defined in Section 424 of the Code (substituting “Company” for “employer corporation”), including a parent or subsidiary which becomes such after the adoption of the Plan.

     (b) “Award” means any compensatory grant made under the terms of the Plan of a type listed under Section 1.4.

     (c) “Board” means the Board of Directors of the Company; provided, however, that, references to the Board in the context of participation in the Plan shall include the boards of directors of the Company’s subsidiaries and any members of advisory boards established by the Company or any of its subsidiaries.

     (d) “Change in Control” means:

(1) Any person or group of persons acting in concert, shall have acquired ownership of more than 50 percent of the total fair market value or total voting power of the stock of Fulton; or

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(2) The composition of the Board of Fulton shall have changed such that during any period of 12 consecutive months, the majority of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the members of Fulton’s board before the appointment or election; or

(3) Any person or group of persons acting in concert acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition) ownership of 30 percent or more of the total voting power of the stock of Fulton; or

(4) Any person or group of persons unrelated to Fulton acting in concert acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition) ownership of a portion of Fulton’s assets that has a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of Fulton before the acquisition or acquisitions, with the asset values determined without regard to any liabilities associated with such assets; or

(5) any other transaction designated by the Board, by resolution, as constituting a Change in Control; or

(6) any other transaction designated as a Change in Control in an employee or non-employee director equity incentive plan adopted subsequent to the date of this Plan.

     (e) “Code” means the Internal Revenue Code of 1986, as amended, including any successor law thereto.

     (f) “Commencement Date” shall have the meaning given to that term in Section 2.4(a).

     (g) “Committee” means the Human Resources Committee of the Board (or any successor committee thereof) or the full Board, as the case may be.

     (h) “Common Stock” means the Common Stock of the Company, par value $2.50 per share.

     (i) “Company,” means Fulton Financial Corporation. For purposes of this Plan, the terms “Company” and “Fulton” shall include any successor to Fulton Financial Corporation.

     (j) “Disability” means total and permanent disability within the meaning of Section 22(e)(3) of the Code.

     (k) “Dividend Equivalent” means, with respect to a share of Restricted Stock Award, an amount equal to the cash dividend paid on one share of Common Stock during the Restriction Period applicable to the Restricted Stock Award. All Dividend Equivalents shall be reinvested in Restricted Stock Award, as applicable, at a purchase price equal to the Fair Market Value on the dividend date.

     (l) “Earned” means, in relation to a Restricted Stock Award subject to Performance Goals, that the performance of the Company meets or exceeds the Performance Goal or Goals established by the Committee relating to such Restricted Stock Award.

     (m) “Fair Market Value” means as of any date the last reported sales price of the Common Stock on such date as reported by the principal national securities exchange on which such stock is listed and traded or, if there is no trading on such date, on the first previous date on which there is such trading.

     (n) “Governance Guidelines” shall have the meaning given to that term in Section 1.1.

     (o) “Non-Employee Director” means a member of the Board, a member of the board of directors of a Company subsidiary or a member of any advisory board established by the Company or any Company subsidiary, who, in any such case, is not a common-law employee of the Company or a Company subsidiary.

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     (p) “Nonstatutory Stock Option” means a Stock Option that does not meet the definition of an incentive stock option under Code Section 422.

     (q) “Ownership Guidelines” shall have the meaning given to that term in Section 1.1.

     (r) “Participant” means an individual who has met the eligibility requirements set forth in Section 1.6 hereof and to whom a grant of an Award has been made and is outstanding under the Plan.

     (s) “Performance Goals” shall mean, with respect to a Performance Measure, the objective financial performance target level or levels set by the Committee that are to be attained during a Performance Period as a condition to earning a Stock Option or Restricted Stock Award. In setting Performance Goals, the Committee may, but shall not be required to, do so with reference to the performance goals attained by other companies in a Fulton peer group chosen by the Committee.

     (t) “Performance Measures” means one or more of the following: (i) total shareholder return; (ii) return on shareholders’ equity; (iii) return on capital; (iv) earnings per share; (v) net income; (vi) Fair Market Value of Common Stock, (vii) return on assets, or (viii) such other Performance Measure as may be established by the Committee. The Committee shall determine a minimum performance level below which no Restricted Stock Award or, to the extent applicable, no Stock Options, shall be Earned and a performance schedule under which the number of shares earned may be less than, equal to, or greater than the number of shares subject to a Restricted Stock Award or, to the extent applicable, the number of shares under Stock Options granted, based upon the Company’s achievement relative to the Performance Goals. The Committee may adjust the Performance Goals and Performance Measures to reflect significant unforeseen events.

     (u) “Performance Period” means, in relation to Stock Options or Restricted Stock Award, any period for which Performance Goals have been established.

     (v) “Plan” means the 2011 Directors’ Equity Participation Plan.

     (w) “Repricing” shall have the meaning given to that term in Section 3.3(b).

     (x) “Restricted Stock Award” means an award of Common Stock granted to a Participant pursuant to Article IV that is subject to a Restriction Period.

     (y) “Restriction Period” means, (a) in relation to Stock Options, the period of time (if any) prior to which such Stock Options may not be exercised and (b) in relation to Restricted Stock Awards, the period of time (if any) during which (i) such shares are subject to forfeiture pursuant to the Plan and (ii) such shares may not be sold, assigned, transferred, pledged or otherwise disposed of by the Participant.

     (z) “Retirement” means termination from service as a Non-Employee Director with the Company, a Company subsidiary or as a member of any advisory board established by the Company or any Company subsidiary, as applicable (i) after the Participant has completed a minimum number of years of service (as established by the Committee from time to time) on the Board, a Company subsidiary board of directors or a Company or Company subsidiary advisory board, (ii) because the Participant has reached a mandatory board retirement age (if any) implemented for the Company, a Company subsidiary board or a Company or Company subsidiary advisory board, or (iii) termination from Board service under other circumstances that the Committee deems equivalent to retirement.

     (aa) “Stock Award” means an award of Common Stock granted to a Participant pursuant to Article II that is not subject to a Restriction Period.

     (bb) “Stock Option” means a right granted to a Participant pursuant to Article III to purchase, before a specified date and at a specified price, a specified number of shares of Common Stock.

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     (cc) “Vest” means, (a) in relation to Stock Options, that the Restriction Period relating to such Stock Options has expired and that such Stock Options may be exercised (subject to any other applicable terms and conditions) and (b) in relation to Restricted Stock Award, that the Restriction Period relating to such Restricted Stock Award has expired and that such Restricted Stock Award is the unrestricted property of the Participant (subject to any other applicable terms and conditions).

1.3 - ADMINISTRATION

     The Plan shall be administered by the Committee; provided, however, that the full Board shall administer the Plan as it relates to the terms, conditions and grant of Awards to Non-Employee Directors who serve on the Committee. Accordingly, for purposes of the Plan, the term Committee shall refer to the full Board for purposes of Awards granted to Committee members, and otherwise shall refer to the Human Resources Committee of the Board. The Committee operates pursuant to the provisions of a Human Resources Committee Charter approved by the Board and, if or to the extent that said Charter conflicts with this Section 1.3, the Charter shall be controlling. Subject to the provisions of the Plan and to directions by the Board, the Committee is authorized to interpret the Plan, to adopt administrative rules, regulations, and guidelines for the Plan, and to impose such terms, conditions, and restrictions on Awards as it deems appropriate.

1.4 - TYPES OF GRANTS UNDER THE PLAN

     Awards under the Plan may be in the form of any one or more of the following:

     (a) Stock Awards;

     (b) Nonstatutory Stock Options; and

     (c) Restricted Stock Awards.

1.5 - SHARES SUBJECT TO THE PLAN AND INDIVIDUAL AWARD LIMITATION

     (a) A maximum of 500,000 shares of Common Stock may be issued under the Plan. All such shares may be granted in the form of Stock Awards, Nonstatutory Stock Options and Restricted Stock Awards. The total number of shares authorized is subject to adjustment as provided in Section 6.1 hereof. Shares of Common Stock issued under the Plan may be treasury shares or authorized but unissued shares. In the discretion of the Committee, fractional shares may be issued under the Plan or Awards may be rounded up to next whole share of Common Stock.

     (b) If any Award granted under the Plan expires, terminates, is forfeited, is not exercised, or for any other reason is not payable under the Plan, shares of Common Stock subject to the Award may again be made available for the purposes of the Plan.

     (c) The maximum number of shares of Common Stock, in the aggregate, under all types of Awards granted to any one Participant in any one calendar year (other than pursuant to Section 2.4(a)) shall not exceed the greater of (i) 10,000 shares or (ii) a number of shares with a Fair Market Value on the date of the Award of $100,000.00.

1.6 - ELIGIBILITY AND PARTICIPATION

     Participation in the Plan shall be limited to Non-Employee Directors.

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ARTICLE II.
STOCK AWARDS

2.1 - AWARD OF STOCK AWARDS

     The Committee may grant unrestricted Stock Awards to Participants subject to such terms and conditions as the Committee shall determine.

2.2 - STOCK AWARD AGREEMENTS

     Stock Awards subject to any terms and conditions shall be evidenced by a written agreement between the Company and the Participant to whom such Award is granted. The agreement shall specify the number of shares awarded and the terms and conditions of the Award.

2.3 - AWARDS AND CERTIFICATES

     Shares of Common Stock awarded pursuant to a Stock Award shall be registered in the name of the Participant, and evidenced either by the issuance of certificates or by book entry on the stock transfer records of the Company showing the applicable restrictions, if any.

2.4 - DIRECTORS FEES PAID IN THE FORM OF STOCK AWARDS

     All or a portion of fees payable to Non-Employee Directors for services on the Board may be paid in the form of grants of Stock Awards pursuant to the following provisions:

     (a) On or about the first day of the month subsequent to the annual meeting of the shareholders of the Company during each fiscal year of the Company (a “Commencement Date”), each Non-Employee Director shall be eligible to receive shares of Common Stock with a value equal to a percentage, determined by the Committee from time to time, of any retainer or other fees paid to such Non-Employee Director in respect of his or her service as a director of the Company, based on the Fair Market Value of the Common Stock. The amount of any retainer or other fees paid to Non-Employee Directors may be amended by resolution of the Board from time to time as the Board may deem appropriate. If a Non-Employee Director is first elected to the Board after the Stock Award has been made for a particular year, he or she may receive a Stock Award for such year, provided the number of shares issuable to him or her shall be prorated.

     (b) In addition to the provisions of subparagraph (a), a Non-Employee Director may elect to receive shares of the Common Stock with a value equal to all or any fraction of the fees received as a Non-Employee Director (all fees other than fees covered by subparagraph (a), including any retainer fees paid for chairmanship of the Board or any committee thereof and any attendance fees relating to meetings of the Board or any committee thereof) based on the Fair Market Value of the Common Stock as of the date chosen by the Committee. The manner of making such election and revocation of such election shall be determined by the Company and its counsel so as to comply with the provisions of Rule 10b5-1 and Participants’ elections to receive payout in shares may be required to be in a writing which adopts the provisions of subparagraphs (b) and (c) herein as the Participants’ “plans” under Rule 10b5-1(c)(1)(i). During each fiscal year, issuance of Common Stock under this subparagraph (b) shall be made quarterly in four issuances, with the first issuance occurring on the applicable Commencement Date and with the remaining three issuances for such fiscal year occurring on the first day of each three-month anniversary of such Commencement Date which timing coincides with when the Non-Employee Director would have otherwise received fee payments in cash.

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     (c) The elections to be made and the issuance of Common Stock under this Section 2.4 shall be made pursuant to the requirements, and in conformity with the provisions, of Rule 10b5-1, and this Section 2.4 shall be deemed to be a plan established by the Company and the Participants as permitted by Rule 10b5-1(c). It is in the intent of the Company, the Board and the Participants that this Section 2.4 comply with the requirements of Rule 10b5-1(c)(i)(B) and that this Section 2.4 shall be interpreted to comply with the requirements of Rule 10b5-1(c). As of the date of the adoption of this Plan, (i) neither the Company, the Board nor any Participant is in possession of any material, non-public information with respect to the Company or any of its securities, and the Board is adopting this Section 2.4 of the Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 and (ii) the Company, the Board and the Participants agree not to alter or deviate from the terms of an election made pursuant to this Section 2.4 of the Plan in a manner inconsistent with Rule 10b5-1 or enter into or alter a corresponding or hedging transaction or position with respect to the Common Stock (including, without limitation, with respect to any securities convertible or exchangeable into the common stock) during the term of an election made pursuant to this Section 2.4 of the Plan.

ARTICLE III.
STOCK OPTIONS

3.1 - GRANT OF STOCK OPTIONS

     The Committee may from time to time, subject to the provisions of the Plan, grant Stock Options to Participants. The Committee shall determine the number of shares of Common Stock to be covered by each Stock Option and shall have the authority to grant only Nonstatutory Stock Options.

3.2 - OPTION DOCUMENTATION

     Each Stock Option shall be evidenced by a written Stock Option agreement between the Company and the Participant to whom such option is granted, specifying the number of shares of Common Stock that may be acquired by its exercise and containing such terms and conditions consistent with the Plan as the Committee shall determine.

3.3 - EXERCISE PRICE; OPTION REPRICING PROHIBITIONS

     (a) The price at which each share covered by a Stock Option may be acquired shall be determined by the Committee at the time the option is granted and shall not be less than the Fair Market Value of the underlying shares of Common Stock on the day the Stock Option is granted.

     (b) Other than a change in the exercise price made in accordance with the provisions of Section 6.1 of the Plan, notwithstanding anything in the Plan to the contrary, neither the Board nor the Committee shall have the authority, without shareholder approval, (a) to accept the surrender of any outstanding Stock Option when the Fair Market Value of a share of Common Stock is less than the exercise price of such outstanding Stock Option and grant new Stock Options or other Awards in substitution for such surrendered Stock Option or pay cash in connection with such surrender, (b) to reduce the exercise price of any outstanding Stock Option, or (c) to take any other action that would be treated as a repricing of Stock Options under the rules of the primary stock exchange on which the Common Stock is listed.

3.4 - EXERCISE OF STOCK OPTIONS

     (a) Exercisability. Stock Options shall become exercisable at such times, in such installments, and upon the satisfaction of such conditions as the Committee may provide at the time of grant in the Stock Option agreement referred to in Section 3.2, which may include a Restriction Period prior to Vesting and/or the attainment of specified Performance Goals prior to being Earned.

     (b) Option Period. For each Stock Option granted, the Committee shall specify in the Stock Option agreement referred to in Section 3.2 the period during which the Stock Option may be exercised, provided that no Stock Option shall be exercisable after the expiration of ten years from the date the Stock Option was granted.

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     (c) Exercise in the Event of Termination of Board Service.

     (i) Death: Unless otherwise provided by the Committee at the time of grant, in the event of the death of the Participant while actively serving on the Board, the Stock Option must be exercised by the Participant’s estate or beneficiaries within one year following the death of the Participant and prior to its expiration. In the event of the death of the Participant, each unexpired Stock Option held by the Participant at the date of death may be exercised as to all or any portion thereof regardless of whether or not fully exercisable under the terms of the grant.

     (ii) Disability: Unless otherwise provided by the Committee at the time of grant, in the event of the termination of the Participant’s board service due to Disability, the Stock Option must be exercised within one year following the Participant’s termination of board service and prior to its expiration. In the event of the termination of the Participant’s board service due to Disability, each Stock Option then held by the disabled Participant may be exercised as to all or any portion thereof, regardless of whether or not fully exercisable under the terms of the grant.

     (iii) Retirement: Unless otherwise provided by the Committee at the time of grant, in the event of the Retirement of the Participant, the Stock Option must be exercised within one year following the Participant’s Retirement and prior to its expiration. In the event of the Retirement of the Participant, each Stock Option then held by the retired Participant may be exercised as to all or any portion thereof, regardless of whether or not fully exercisable under the terms of the grant.

     (iv) Other Terminations: Unless otherwise provided by the Committee at the time of grant, in the event a Participant ceases to serve on the Board for any reason other than death, Disability or Retirement, Stock Options which are exercisable on the date of termination must be exercised within six months after termination and prior to the expiration date of any such Stock Option. All Stock Options which are not then exercisable shall be canceled.

     (v) Extension of Exercise Period: Notwithstanding all other provisions under this Section 2.4(c), in the event a Participant’s Board service terminates, the Committee may, in its sole discretion, extend the post-termination period during which the Stock Option may be exercised, provided however that such period may not extend beyond the original option period.

     (d) Exercise In the Event of Change in Control. In the event of any Change in Control, all Stock Options shall immediately become exercisable without regard to the exercise period set forth in Section 3.4(a) or in a Stock Option agreement.

3.5 - METHOD OF EXERCISE

     The Stock Option may be exercised in whole or in part from time to time by written request delivered to the Corporate Secretary or another designated officer of the Company. The option price of each share acquired pursuant to a Stock Option shall be paid in full at the time of each exercise of the Stock Option through one of the following methods: (i) in cash; (ii) by delivering to the Company previously-owned shares of Common Stock with a Fair Market Value as of the date determined by the Committee sufficient to pay the exercise price; (iii) in the discretion of the Committee, by delivering to the Corporate Secretary or another designated officer of the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Exchange Act to sell a sufficient portion of the shares acquired upon exercise and deliver the sale proceeds directly to the Company to pay the exercise price; or (iv) in the discretion of the Committee, through any combination of the payment procedures set forth in (i) through (iii) above. However, shares of Common Stock previously acquired by the Participant under the Plan or any other incentive plan of the Company shall not be utilized for purposes of payment upon the exercise of a Stock Option unless those shares have been owned by the Participant for a six-month period or such longer period as the Committee may determine.

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ARTICLE IV.
RESTRICTED STOCK AWARDS

4.1 - RESTRICTED STOCK AWARDS

     The Committee may grant Restricted Stock Awards to Participants subject to such terms and conditions as the Committee shall determine, as set forth in the Restricted Stock Award referenced in Section 4.2, provided that each Restricted Stock Award shall be subject to a Restriction Period prior to Vesting and may be subject to the attainment of specified Performance Goals prior to being Earned.

4.2 - RESTRICTED STOCK AWARD AGREEMENTS

     Each Restricted Stock Award shall be evidenced by a written agreement between the Company and the Participant to whom such Award is granted. The agreement shall specify the number of shares awarded, the terms and conditions of the Award including the Restriction Period and, as applicable, any required Performance Goals.

4.3 - AWARDS AND CERTIFICATES

     Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be registered in the name of the Participant, and evidenced either by the issuance of certificates or by book entry on the stock transfer records of the Company showing the applicable restrictions, if any. Certificates evidencing Restricted Stock Awards, bearing appropriate restrictive legends, shall be held in custody by the Company until the restrictions thereon are no longer in effect. After the lapse or waiver of the restrictions imposed upon the Restricted Stock Award, the Company shall deliver in the Participant’s name one or more stock certificates, free of restrictions, evidencing the shares of Common Stock subject to the Restricted Stock Award with respect to which the restrictions have lapsed or been waived, or shall reregister the shares of Common Stock on the stock transfer records of the Company free of the applicable restrictions.

4.4 - RESTRICTION PERIOD

     At the time a Restricted Stock Award is made, the Committee shall establish a Restriction Period applicable to such Award and, upon expiration or lapse of a Restriction Period, Restricted Stock Awards shall Vest and shall become the unrestricted property of the Participant. The Committee may provide for the lapse of such restrictions in installments or all at one time and may accelerate or waive such restrictions, in whole or in part, based on service and such other factors as the Committee may determine.

4.5 - OTHER TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

     Shares of Common Stock subject to Restricted Stock Awards shall be subject to the following terms and conditions:

     (a) Except as otherwise provided in the Plan or in the Restricted Stock Award agreement, the Participant shall not have all the rights of a shareholder of the Company, including the right to vote the shares;

     (b) Cash dividends paid with respect to Common Stock subject to a Restricted Stock Award shall entitle a Participant to Dividend Equivalents that are reinvested to purchase additional shares of Common Stock subject to the same terms, conditions, and restrictions that apply to the Restricted Stock Award with respect to which such Dividend Equivalents were credited;

     (c) Any other terms and conditions as the Committee may elect to include in the Restricted Stock Award agreement as described in Section 4.2.

4.6 - TERMINATION OF BOARD SERVICE

     (a) In the event a Participant’s Board service terminates during the Restriction Period by reason of death, Disability or Retirement, and the Participant had completed a minimum of one year of board service during the Restriction Period, all restrictions shall lapse on the full number of shares subject to restriction.

8

     (b) If a Participant’s Board service is terminated during the Restriction Period for any reason other than one listed in (a) above, the Participant shall forfeit all shares subject to restriction.

     (c) Notwithstanding Sections 4.6(a) and 4.6(b), in the event a Participant’s Board service is terminated during the Restriction Period under special circumstances recognized as such by the Committee, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions.

4.7 - CHANGE IN CONTROL PROVISIONS

     In the event of any Change in Control, all restrictions applicable to any outstanding Restricted Stock Award shall lapse, and all outstanding Restricted Stock Awards shall Vest and be Earned, as of the date of such Change in Control.

ARTICLE V.
TAX WITHHOLDING

     In general, it is anticipated that Participants will be providing services to the Company as self-employed individuals and that they will be individually responsible for their own tax payments and deposits relating to income attributable to Awards made hereunder. Nevertheless, the Company may withhold from any payment of cash or from any delivery of unrestricted Common Stock to a Participant or other person pursuant to the Plan an amount sufficient to satisfy withholding taxes, including federal, state and local income tax with respect to income arising from the payment of the Award, if any such withholding is determined by the Company to be applicable to the Award. In addition, any Participant receiving an award under the Plan that qualifies as restricted property taxable under Code Section 83(a) when it is transferable or not subject to a substantial risk of forfeiture may elect under Code Section 83(b) to nevertheless have the fair market value of the restricted property included in gross income and taxed in the year of the Award, in which event the tax payment or tax withholding requirements of this Section 5.1 shall be applied at the time of the award rather than at the time of delivery of the unrestricted Common Stock.

5.1 - NO ELECTIVE DEFERRAL OF PAYMENT

     No Participant has the right under the terms of this Plan to elect to defer the receipt of all or any portion of Awards to such Participant. It is the Company’s intent that the Plan, and each Award granted under the Plan, be exempt from the requirements imposed by Code Section 409A on nonqualified deferred compensation plans and, in furtherance of that intent, the Committee, in its exercise of administrative discretion hereunder, shall at all times do so in a manner that avoids compensation deferral arrangements that would be subject to Code Section 409A. Furthermore, Awards that have been made, Earned and Vested shall be paid out as soon as practicable once all Vesting restrictions have been satisfied or lapsed, and in any event shall be paid no later than the 15th day of the third month following the end of the calendar year in which all performance and Vesting restrictions are satisfied.

ARTICLE VI.
OTHER PROVISIONS

6.1 - ADJUSTMENT IN NUMBER OF SHARES AND OPTION PRICES

     Grants of Awards shall be subject to adjustment by the Committee as to the number and price of shares of Common Stock or other considerations subject to such grants in the event of changes in the outstanding shares of the Company by reason of (a) stock dividends, stock splits and recapitalizations, (b) reorganizations, mergers, consolidations, combinations or exchanges resulting in a Change in Control or, (c) other relevant changes in capitalization deemed appropriate by the Committee occurring after the date of grant but prior to the delivery of the shares. In the event of any such change in the outstanding shares of the Company, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee.

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6.2 - NO RIGHT TO CONTINUED BOARD SERVICE

     Nothing contained in the Plan, nor in any grant of an Award pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of board service with the Company or its subsidiaries, nor interfere in any way with the rights of the Company, its subsidiaries or its shareholders, pursuant to applicable articles, by-laws, state law or otherwise, to terminate the Participant’s Board service or change the Non-Employee Director compensation of any Participant at any time.

6.3 - NONTRANSFERABILITY

     A Participant’s rights under the Plan, including the right to any shares or amounts payable may not be assigned, pledged, or otherwise transferred except, in the event of a Participant’s death, to the Participant’s designated beneficiary or, in the absence of such a designation, by will or by the laws of descent and distribution; provided, however, that the Committee may, in its discretion, at the time of grant of a Nonstatutory Stock Option or by amendment of an option agreement for a Nonstatutory Stock Option, provide that Stock Options granted to or held by a Participant may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee, provided further that (i) any such transfer must be without consideration, (ii) each transferee must be a member of such Participant’s “immediate family” or a trust, family limited partnership or other estate planning vehicle established for the exclusive benefit of one or more members of the Participant’s immediate family; and (iii) such transfer is specifically approved by the Committee following the receipt of a written request for approval of the transfer. In the event a Stock Option is transferred as contemplated in this Section, such transfer shall become effective when approved by the Committee and such Stock Option may not be subsequently transferred by the transferee other than by will or the laws of descent and distribution. Any transferred Stock Option shall continue to be governed by and subject to the terms and conditions of this Plan and the relevant option agreement, and the transferee shall be entitled to the same rights as the Participant as if no transfer had taken place. As used in this Section, “immediate family” shall mean, with respect to any person, any spouse, child, stepchild or grandchild, and shall include relationships arising from legal adoption.

6.4 - COMPLIANCE WITH GOVERNMENT REGULATIONS

     (a) The Company shall not be required to issue or deliver shares or make payment upon any right granted under the Plan prior to complying with the requirements of any governmental authority in connection with the authorization, issuance, or sale of such shares.

     (b) The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into and performed entirely in such State.

     (c) Notwithstanding that the Plan, and each Award issued pursuant to the Plan, is intended to be exempted from the requirements Code Section 409A imposes on nonqualified deferred compensation plans, in the event that any Award under the Plan is determined to provide nonqualified deferred compensation within the meaning of said Section 409A, the distribution of such Award to a key employee of the Company, as defined in Code Section 416(i) without regard to paragraph (5) thereof, being made on account of the key employee’s separation from service with Fulton shall be deferred to a date that is six months after the separation from service.

6.5 - RIGHTS AS A SHAREHOLDER

     The recipient of any grant under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued in the name of such recipient and are no longer subject to restriction.

6.6 - UNFUNDED PLAN

     Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or separate funds. With respect to any payment not yet made to a Participant, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company.

10

6.7 - FOREIGN JURISDICTION

     The Committee shall have the authority to adopt, amend, or terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of the laws of foreign countries in order to promote achievement of the purposes of the Plan.

6.8 - OTHER COMPENSATION PLANS

     Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required.

6.9 - TERMINATION OF BOARD SERVICE--CERTAIN FORFEITURES; CLAW-BACK

     Notwithstanding any other provision of the Plan (other than provisions regarding Change in Control, including without limitation Sections 3.4(d) and 4.7, which shall apply in all events), a Participant shall have no right to exercise any Stock Option or receive payment of any or Restricted Stock Award if the Participant is discharged from Board service for willful, deliberate, or gross misconduct as determined by the Committee in its sole discretion. Furthermore, in any such case and notwithstanding any other provision of the Plan to the contrary, in the event that a Participant received or is entitled to cash or the delivery or Vesting of Common Stock pursuant to an Award during the 12 month period prior to the Participant’s discharge from Board service, the Committee, in its sole discretion, may require the Participant to return or forfeit the cash and/or Common Stock received with respect to an Award (or its economic value as of: (i) the date of the exercise of Stock Options ; (ii) the date immediately following the end of the Restricted Period for Restricted Stock Awards or (iii) the date of grant or payment with respect to Stock Awards or , as the case may be). The Committee’s right to require forfeiture under this Section 6.9 must be exercised within 90 days after discharge from Board service.

     In addition to the foregoing, the Company may subject this Plan and any Awards made hereunder to any “claw-back policy” adopted subsequent to the date of this Plan.

6.10 - SUBSTITUTED OR ASSUMED AWARDS.

     Stock Options or Restricted Stock Awards may be granted under the Plan from time to time in substitution for stock options or restricted stock (or such options or restricted stock may be assumed by the Company), held by current or former employees or directors, or other optionees or holders of restricted stock, of a corporation which becomes or is about to become an Affiliate of the Company as the result of a merger or consolidation of such corporation with the Company or one of its Affiliates, or the acquisition by the Company or one of its Affiliates of the assets of such corporation, or the acquisition by the Company or one of its Affiliates of stock of such corporation as the result of which it becomes an Affiliate. The terms and conditions of the Stock Options or Restricted Stock Awards so granted or assumed may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options or restricted stock being substituted or assumed.

ARTICLE VII.
AMENDMENT AND TERMINATION

7.1 - AMENDMENT AND TERMINATION

     The Board of Directors may modify, amend, or terminate the Plan at any time except that, to the extent then required by applicable law, rule, regulation, or applicable listing requirements for the Company’s Common Stock, approval of the holders of a majority of shares of Common Stock represented in person or by proxy at a meeting of the shareholders will be required to increase the maximum number of shares of Common Stock available for distribution under the Plan (other than increases due to adjustments in accordance with the Plan) or to “materially amend” the Plan under applicable listing requirements for the Company’s Common Stock. No modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under a grant previously made to such Participant without the consent of such Participant.

11

ARTICLE VIII.
EFFECTIVE DATE AND DURATION OF PLAN

8.1 - EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective as of the date of the Plan’s adoption by the Company’s Board, subject to its approval and adoption at the Annual Meeting of the shareholders on April 28, 2011. All Awards granted under the Plan must be granted within ten years from the earlier of its adoption by the Company’s Board or its approval date by the shareholders of the Company. Any Awards outstanding ten years after the adoption of the Plan may be exercised within the periods prescribed under or pursuant to the Plan.

12

EXHIBIT B

REPORT OF AUDIT COMMITTEE

March 1, 2011

To the Board of Directors of Fulton Financial Corporation:

     We have reviewed and discussed with management Fulton Financial Corporation’s audited financial statements as of, and for the year ended, December 31, 2010.

     We have discussed with representatives of KPMG LLP, Fulton Financial Corporation’s independent auditor, the matters required to be discussed by the Statement on Auditing Standards No. 61, The Auditor’s Communication with Those Charged with Governance, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditor required by the Public Company Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as amended, by the PCAOB, and have discussed with the auditor the auditor’s independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010.

George W. Hodges, Chair and Financial Expert
Donald W. Lesher, Jr., Vice Chair
Patrick J. Freer
Willem Kooyker, Financial Expert

ATTN: SHAREHOLDER SERVICES PO BOX 4887 ONE PENN SQUARE LANCASTER, PA 17604
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For	Withhold	For All
		All	All	Except
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	☐	☐	☐
Nominees

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

01	Jeffrey G. Albertson	02	Joe N. Ballard	03	John M. Bond, Jr.	04	Dana A. Chryst	05	Craig A. Dally
06	Patrick J. Freer	07	Rufus A. Fulton, Jr.	08	George W. Hodges	09	Willem Kooyker	10	Donald W. Lesher, Jr.
11	John O. Shirk	12	R. Scott Smith, Jr.	13	Gary A. Stewart	14	E. Philip Wenger

The Board of Directors recommends you vote FOR proposals 2. and 3.:		For	Against	Abstain

2.	APPROVAL OF 2011 DIRECTORS’ EQUITY PARTICIPATION PLAN.	☐	☐	☐

3.	NON-BINDING “SAY ON PAY” RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain

4.	NON-BINDING “SAY WHEN ON PAY” RESOLUTION TO APPROVE THE FREQUENCY FOR SHAREHOLDERS TO VOTE ON EXECUTIVE COMPENSATION. ☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

5.	TO RATIFY THE APPOINTMENT OF KPMG LLP, AS FULTON FINANCIAL CORPORATION’S INDEPENDENT AUDITOR FOR FISCAL YEAR ENDING 12/31/11.	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Meeting Time, Date and Location
The meeting will be held at 10:00 a.m. on April 28, 2011 at the Lancaster Marriott at Penn Square, 25 South Queen Street, Lancaster, Pennsylvania. Light refreshments will be available starting at 9:00 a.m., and the business meeting will start promptly at 10:00 a.m.

RSVP
If you will be attending the meeting, please complete the enclosed Annual Meeting Invitation and Reservation Form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document, Meeting Invitation, Shareholder Letter is/are available at www.proxyvote.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FULTON FINANCIAL CORPORATION

This proxy appoints Samuel H. Jones, Jr., Kenneth E. Shenenberger, John R. Merva, or any one of them acting in the absence of the other proxies, with full power of substitution, to represent and vote, as designated on the reverse side, all of the Fulton Financial Corporation Common Stock: (i) held of record by the signer on March 1, 2011, and (ii) which the signer is otherwise entitled to vote, and, in their discretion, to vote upon such other business as may be properly brought before the Annual Meeting of Shareholders to be held on Thursday, April 28, 2011, at 10:00 a.m., at the Lancaster Marriott at Penn Square, 25 South Queen St., Lancaster, PA, or any adjournment thereof.

This proxy, when properly delivered, will be voted in the manner directed by the shareholder(s). If no direction is made, this proxy will be voted FOR the Election of Directors, FOR the approval of the Directors’ Equity Participation Plan, FOR the “say on pay” proposal, in favor of a ONE YEAR FREQUENCY on the “say when on pay” proposal, and FOR the ratification of the appointment of KPMG LLP.

Please use the Internet or touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2011, which is the deadline to vote your shares.

  Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(If you noted any address changes/comments above, please mark corresponding box on reverse side.)

ATTN: SHAREHOLDER SERVICES PO BOX 4887 ONE PENN SQUARE LANCASTER, PA 17604
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
		For	Withhold	For All
		All	All	Except
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	☐	☐	☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

	Nominees

01	Jeffrey G. Albertson	02	Joe N. Ballard	03	John M. Bond, Jr.	04	Dana A. Chryst	05	Craig A. Dally
06	Patrick J. Freer	07	Rufus A. Fulton, Jr.	08	George W. Hodges	09	Willem Kooyker	10	Donald W. Lesher, Jr.
11	John O. Shirk	12	R. Scott Smith, Jr.	13	Gary A. Stewart	14	E. Philip Wenger

The Board of Directors recommends you vote FOR proposals 2. and 3.:			For	Against	Abstain

2.	APPROVAL OF 2011 DIRECTORS’ EQUITY PARTICIPATION PLAN.		☐	☐	☐

3.	NON-BINDING “SAY ON PAY” RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.		☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:		1 year	2 years	3 years	Abstain

4.	NON-BINDING “SAY WHEN ON PAY” RESOLUTION TO APPROVE THE FREQUENCY FOR SHAREHOLDERS TO VOTE ON EXECUTIVE COMPENSATION.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

5.	TO RATIFY THE APPOINTMENT OF KPMG LLP, AS FULTON FINANCIAL CORPORATION’S INDEPENDENT AUDITOR FOR FISCAL YEAR ENDING 12/31/11.		☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Meeting Time, Date and Location
The meeting will be held at 10:00 a.m. on April 28, 2011 at the Lancaster Marriott at Penn Square, 25 South Queen Street, Lancaster, Pennsylvania. Light refreshments will be available starting at 9:00 a.m., and the business meeting will start promptly at 10:00 a.m.

RSVP
If you will be attending the meeting, please complete the enclosed Annual Meeting Invitation and Reservation Form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document, Meeting Invitation, Shareholder Letter is/are available at www.proxyvote.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FULTON FINANCIAL CORPORATION

For the shares of Fulton Financial Corporation Common Stock issued to or held for the account of the person(s) signing on the reverse side (“Plan Participant”) under employee plans and voting rights attached to such shares (any of such plans, a “Voting Plan”), the Plan Participant hereby directs the respective fiduciary (“Plan Trustee”) of each applicable Voting Plan to vote all shares of Fulton Financial Corporation Common Stock in the Plan Participant’s name and/or account under such Voting Plan held in the account as of March 1, 2011 in accordance with the instructions given herein, and, in their discretion, to vote upon such other business as may be properly brought before the Annual Meeting, to be held on Thursday, April 28, 2011, at 10:00 a.m., at the Lancaster Marriott at Penn Square, 25 South Queen St., Lancaster, PA, or any adjournments or postponements thereof.

This proxy, when properly delivered, will be voted by the Plan Trustee in the manner directed by the Plan Participant. If no direction is made, shares held in the Voting Plan will be voted FOR the Election of Directors, FOR the approval of the Directors’ Equity Participation Plan, FOR the “say on pay” proposal, in favor of a ONE YEAR FREQUENCY on the “say when on pay” proposal, and FOR the ratification of the appointment of KPMG LLP.

Please use the Internet or touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 25, 2011, which is the deadline to vote your shares.

  Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(If you noted any address changes/comments above, please mark corresponding box on reverse side.)